Exhibit 10.3

[Translation for information purposes only]

CONCESSION AGREEMENT FOR THE INTERNATIONAL AIRPORT OF BRASILIA,

DATED AS OF JUNE 14, 2012, BY AND BETWEEN CONCESSIONÁRIA DO AEROPORTO

DE BRASILIA S.A. AND AGÊNCIA NACIONAL DE AVIAÇÃO CIVIL

CONCESSION TO AMPLIFICATION, MAINTENANCE AND EXPLORATION OF THE INTERNACIONAL AIRPORT OF BRASILIA

(ENGLISH TRANSLATION)

CONTRACT OF THE

BRASÍLIA

INTERNACIONAL

AIRPORT

CONCESSION

CONCESSION TO AMPLIFICATION, MAINTENANCE AND EXPLORATION OF THE INTERNACIONAL AIRPORT OF BRASILIA

SUMARY
SUMARY	2

PRELIMINARY	5

CHAPTER I – INITIAL DISPOSITIONS	6

Section I - Definitions	6

Section II – the Applicable Legislation	10

Section III – The Applicable Interpretation	10

Section IV – The General Dispositions	11

Section V – The Annexes	11

CHAPTER II – THE OBJECT	12

Section I – Area	12

Section II – Contract Duration	12

Section III – Price of the Contract	13

Section IV – The Contribution to the System	13

Section V – The Stages to the Accomplishment of the Object	16

Subsection I – Stage I-A	16

Subsection II – Stage I-B	18

Subsection III – Stage I-C	19

Subsection IV – Stage II	19

Section VI – The properties that compound the Concession	20

Section VII – Public Power Constructions	20

CHAPTER III – THE RIGHTS AND DUTIES	22

Section I – The Concessionaire	22

Subsection I – The General Duties	22

Subsection II – The Rendering of Services	23

Subsection III – Operational Activities	24

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Subsection IV – Information	24

Subsection V – Investments	25

Subsection VI – The Corporative Governance	26

Subsection VII – The Share Capital	27

Subsection VIII – The Responsibility	27

Subsection IX – The Insurances	28

Subsection X – Insurance of Contractual Execution	29

Section II – The Grantor	31

Section III – The User	33

CHAPTER IV – REMUNERATION OF THE CONCESSIONAIRE	33

Section I – The Revenue Tariffs	33

Section II – Non-Tariff	34

CHAPTER V – THE ALLOCATION OF RISKS	34

Section I – The Risks of the Grantor	35

Section II – The Risks of the Concessionaire	36

CHAPTER VI – THE ECONOMICAL-FINANCIAL STABILITY	38

Section I – Readjustment	38

Section II – The Revision of Concession Parameter	39

Section III – The Extraordinary Revision	40

CHAPTER VII – INSPECTION	42

CHAPTER VIII – THE PENALTIES	42

Section I – Admonition	43

Section II – The fine	43

Section III – The Suspension of the Right to Participate in Bids and to Contract with the Federal Public Administration	45

Section IV – The Sunset-Law	45

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Section V – The Procedure to Exert the Penalties	45

Section VI - Precautionary Measures	46

CHAPTER IX – SUBCONTRACTING	46

CHAPTER X - THE TRANSFERENCE OF THE CONCESSION AND OF THE CONTROL OF THE SOCIETY	46

CHAPTER XI - THE USAGE OF THE SPACE IN THE AIRPORT COMPLEX	48

Section I – General Dispositions	48

Section II – The Areas and Operational Activities	49

CHAPTER XII – THE INTERVENTION	51

CHAPTER XIII – THE RESCISSION OF THE CONCESSION	52

Section I – The Advent of the Contractual Term	53

Section II – The expropriation for public and social interest	53

Section III – Sunset-Law	54

Section IV – The Rescission	55

Section V – The Voidance	55

Section VI – The Bankruptcy or the Extinction of the Concessionaire	56

CHAPTER XIV – THE REVERSIBLE PROPERTIES	56

CHAPTER XV – THE TRANSITORY DISPOSITIONS	56

CHAPTER XVI – FINAL DISPOSITIONS	57

Section I – Technical Documentation	57

Section II – Intellectual Property	57

Section III – Arbitration	57

Section IV – Court of Jurisdiction	59

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PRELIMINARY

Herein, in the present instrument in 6 (six) counterparts of identical contents and form, and to one effect, the Parties below sign, on one side the Grantor, the National Civil Aviation Agency (ANAC), an indirect Federal Public Administration entity, submitted to the special autarchic regime, related to the Secretary of Civil Aviation of the Presidency of Republic, here represented in accordance with its Internal Regime, and on the other Inframerica Concessionária do Aeroporto de Brasília S.A., administrative headquarters in Aeroporto Internacional de Brasília – Presidente Juscelino Kubitschek, Área Especial s/nº, registered in CNPJ by number 15.559.082/0001-86, represented in accordance with its Constitutive Acts by Mrs. Gerson de Mello Almada, brazilian, divorced, chemical engineer, bearer of identity card RG number 4.408.755 SSP/SP, inscribed in the Individual Taxpayers Register (CPF/MF) under nº 673.907.068-72, domiciled in Municipality of Barueri, State of São Paulo, in Alameda Araguaia, nº 3571, Centro Empresarial Tamboré, and José Antunes Sobrinho, brazilian, married, civil engineer, bearer of identity card RG number 5.275.592-4 SSP/SC, inscribed in the Individual Taxpayers Register (CPF/MF) under nº 157.512.269-87, domiciled in street Tenente Silveira, nº 94, 7º floor, Municipality of Florianópolis, State of Santa Catarina (here, the Concessionaire), under the intervention of Inframerica Participações S.A., administrative headquarters in Brasília-DF, Brazil, National Register of Corporate Taxpayer number 15.428.969/0001-35, represented in accordance with the statement of its Social Statute by Gerson de Mello Almada, brazilian, divorced, chemical engineer, bearer of identity card RG number 4.408.755 SSP/SP, inscribed in the Individual Taxpayers Register (CPF/MF) under nº 673.907.068-72, domiciled in Municipality of Barueri, State of São Paulo, in Alameda Araguaia, nº 3571, Centro Empresarial Tamboré, and Wilson Vieira, brazilian, married, engineer, bearer of identity card RG number, inscribed in the Individual Taxpayers Register (CPF/MF) under nº 722.634.588-91, domiciled in Municipality of Barueri, State of São Paulo, in Alameda Araguaia, nº 3571, Centro Empresarial Tamboré (here, Private Shareholder) and of the Brazilian Company in Airport Infrastructure – Infraero - a federal public company authorized by the Federal Law n. 5862, December 12th 1972, with administrative headquarters in the Federal District, Brazil, CNPJ number 00.352.294/0001-10, represented in accordance with its Social Statute by Antonio Gustavo Matos do Vale, brazilian, married, economist, bearer of identity card RG number MG-134816, issued by SSP/MG, inscribed in the Individual Taxpayers Register (CPF/MF) under nº 156.370.266-53, residing and domiciled in SQS 113 block “A” apartment 301 – Asa Sul, Brasília/DF (here, Infraero) here agree in the present Contract, the to accomplishment of the object here indicated, that will be ruled by the articles and conditions here stated and by the legislations and regulatory norms in force.

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CHAPTER I – INITIAL DISPOSITIONS

Section I - Definitions

1.1.	To the present Contract, and in no detriment to additional definitions here stated, the following expressions are defined as such:
1.1.1.	Private Shareholder: society of specific purpose, constituted under the Limited Liability Society by the Adjudicator, in line with the Brazil’s legislation, with administrative headquarters in Brazil, to prevent the participation in the Concessionaire and to celebrate the Agreement of the Shareholders with Infraero, by the means of the present Contract of Concession;
1.1.2.	Adjudicator: proponent (or bidder) granted of the bidding process.
1.1.3.	Airports: International Airports that are the object of the present bidding process, including:
1.1.3.1.	Brasilia Airport: Juscelino Kubitschek International Airport, located in Brasilia – in the Federal District.
1.1.3.2.	Campinas Airport: Viracopos International Airport, located in the municipality of Campinas, in Sao Paulo State.
1.1.3.3.	Guarulhos Airport: Governador Andre Franco Montoro International Airport, located in the Municipality of Guarulhos, in Sao Paulo State.
1.1.4.	ANAC: National Civil Aviation Agency, indirect entity of the Federal Public Administration, submitted to the special autarchic regime, created by the Federal Law n. 11.182, in September 27th 2005;
1.1.5.	Annex of Marginal Cash Flow: Annex that shows the methodology of the calculus to be used in the recovery of the economical-financial stability of the contract, through the Extraordinary Review;
1.1.6.	Annexes: documents mentioned in the Contract, attached at the end of the present contract and named in conformity with its denominations;
1.1.7.	Associated Companies: Societies submitted to the significant influence of the other society. There is a significant influence whenever it detains or exercises the power to participate in the financial political decisions or operations of the investee, without having to control it. It is presumed the significant influence whenever it holds an acquisition of 20% (twenty per cent) or more of the available capital of the investee, without controlling it;
1.1.8.	COMAER: Aeronautics Command, organ part of the Ministry of Defence Regimental Structure and subordinated directly to the State Ministry of Defence;
1.1.9.	Airport Complex: the Area of the Concession, characterized by the airport location described in Annex 2 – Airport Exploration Plan (PEA), including the rights of ways, edifications and lands, as well as by the occupied lands with operational and administrative facilities and to the economical exploration related to the Concession;

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CONCESSION TO AMPLIFICATION, MAINTENANCE AND EXPLORATION OF THE INTERNACIONAL AIRPORT OF BRASILIA

1.1.10.	Concession: means of delegation regulated by the Federal law n. 8.987, February 13th 1995, which object is the public rendering of service to the amplification, maintenance and exploration of the airport infrastructure in the Airport Complex;
1.1.11.	Concessionaire: Society of Specific Purpose responsible for the execution of the Contract, composed by a major participation of Private Shareholder and minor participation by Infraero;
1.1.12.	Contract: The Contract of Concession celebrated between the Grantor and the Concessionaire including the Annexes;
1.1.13.	Contracts involving the cession of space in the Airport Complex: contracts celebrated by the Concessionaire and third parties, renderer of services in the air transportation, auxiliary services to the air transportation or explorers of other economical societies, and the ones subrogated by Infraero, involving cession of space in the Airport Complex, under the private law.
1.1.14.	Contribution to the System: the total value paid by the Concessionaire to the National Fund Civil Aviation (FNAC), constituted by the Fixed Contribution and by the Variable Contribution (Encumbrance of the Concession), under the terms of the Contract;
1.1.15.	Fixed Contribution: annual amount to be paid as a consequence of the offer given in the Auction object of the present Concession.
1.1.16.	Variable Contribution: annual amount resultant from the rate of application on the total of the Gross Revenue of the Concessionaire and its additional wholly owner subsidiaries.
1.1.17.	Subsidiary: society of which the Control Company, directly or by other subsidiaries or associated companies, is the holder of the rights of the partners that assure, permanently, the majority of the votes in the social deliberation and the power to elect the majority of the administrators of the society, and uses effectively its power to direct the social activities and orient the functioning of the organs of the society;
1.1.18.	Control Company: the person or legal entity that:
i.	is the holder of the rights of the partner that ensure, permanently, the majority of the votes in the deliberation of the general assembly or meeting of the partners and the right to elect the majority of the administrators of the society; and
ii.	uses effectively its power to direct the social activities and orient the functioning of the organs of the society;

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1.1.19.	The Control of the Private Shareholder: holder of the minimum of 50% (fifty per cent) plus one of the representatives share capital with rights to vote of the Private Shareholder or another criterion that might be regulated by ANAC;
1.1.20.	The Control of the Concessionaire: holder of minimum of 51% (fifty one per cent) of the representative shares of the share capital with rights to vote of the Concessionaire or another criterion that might be regulated by ANAC.
1.1.21.	DECEA: Department of the Airspace Control, central organ of the Brazilian Airspace System Control SISCEAB), subordinated to the Ministry of Defence and to the Aeronautics Command;
1.1.22.	Date of Efficacy: date when the suspending conditions of the efficacy of the contract is implemented and which will initiate the term of the duration of the contract;
1.1.23.	Air Companies: legal entities, national or foreign, authorized or not to execute the regular air transportation of people and/or cargoes and parcels with lucrative ends;
1.1.24.	Q Factor: factor of the quality of service, obtained before the evaluation of the fulfilment of selected indicators of quality service, to be added to the tariff readjustments.
1.1.25.	X Factor: Factor of productivity, to be added to the tariff readjustments, with the aim to share the gains of productivity and the efficacy of the users;
1.1.26.	Financial Backer: Financial Institutions responsible for the financing of the Concessionaire to the accomplishment of the investments previously stated in the Airport Exploration Plan – PEA.
1.1.27.	FNAC: Concessionaire to the National Fund Civil Aviation, of accounting nature, linked to the Secretary of Civil Aviation of the Presidency of Republic, created by the Law n. 12.462, August 5th 2011, to the destination of the funds of the civil aviation system;
1.1.28.	Insurance of Contractual Execution: Guarantee to the compliance of the Contractual obligations offered by the Concessionaire, and that it can be executed by ANAC, in the cases mentioned in the Contract;
1.1.29.	Trigger Investment: It corresponds to the moment of the indicated time in the Infrastructure Management Plan – PGI where the demand stated will give rise to the obligation to the Concessionaire initiate the investments to the maintenance of the level of the service, stated, in conformity with the Minimum Parameters of Dimensions;
1.1.30.	Infraero: Brazilian Company in Airport Infrastructure, federal public company which creation was authorized by the Federal Law n. 5.862, December 12th 1972;
1.1.31.	IQS: Indicators of Quality Service described in PEA and use it to periodically evaluate the quality of the services rendered by the Concessionaire;
1.1.32.	IPCA: Amplified Consumer Price Index, calculated by the Brazilian Institute of Geography and Statistics (IBGE);

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CONCESSION TO AMPLIFICATION, MAINTENANCE AND EXPLORATION OF THE INTERNACIONAL AIRPORT OF BRASILIA

1.1.33.	Arrangement of the Service in Stage I – document emitted by ANAC as a condition to the Date of Effectiveness of the Contract and to the other obligations of the Contract;
1.1.34.	Related Parties: in relation to the Concessionaire and to the Private Shareholder, any control person, associated company and its respective associated companies, as well as those considered under the Accountant Norms in force;
1.1.35.	PEA: Airport Exploration Plan, Annex 02 to the contract, that details the object of the concession and determines the obligations and conditions to the exploration of the Airport by the Concessionaire;
1.1.36.	PGI: Infrastructure Management Plan, containing other plans of mandatory delivery by the Concessionaire;
1.1.37.	Grantor: ANAC, under the article 8, XXIV, Law n 11.182, September 27th 2005;
1.1.38.	Basic Project: project to be elaborated by the Concessionaire previously to the completion of the works, of amplification in the airport, in compliance with the technical norms applicable, as well as the regulation in force in the occasion;
1.1.39.	As built Project: Project of the settlement as built, to be delivered after the completion of the constructions, in line with the technical terms applicable, as well as the regulation in force in the occasion;
1.1.40.	Non-Revenue Tariffs: alternative revenue, complementary or accessory, obtained by the Concessionaire as a result of the economical activities in the Airport Complex and that are not remunerated by taxes.
1.1.41.	Revenue Tariffs: revenues originated from the payment of the airport tax;
1.1.42.	Remuneration: Revenue Tariffs and Non-Revenue Tariffs received by the Concessionaire due to the exploration of the object of the Concession in conformity with the previous statements in PEA;
1.1.43.	Revision of the Concession Parameter: a fortnight review with the aim to permit the determination of the indicators of quality service and of the methodology of the calculus of X and Q factors to be inserted in the tax readjustment by the following Revision of the Concession Parameter, and the determination of the Discount Tax to be applied in the Marginal Cash flow, by also the following Revision of the Concession Parameter.
1.1.44.	Extraordinary Review: Procedure to the recovery of the economical-financial stability in virtue of the occurrence of events related to the risks supported exclusively by the Grantor;
1.1.45.	Services: Services, object of the Concession, rendered by the Concessionaire to the users of the Airport, as it is stated in PEA;
1.1.46.	Tariff: the remuneration by the airport rendered services, under the terms of Annex 4 – Tariffs;

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CONCESSION TO AMPLIFICATION, MAINTENANCE AND EXPLORATION OF THE INTERNACIONAL AIRPORT OF BRASILIA

1.1.47.	Discount rate of Marginal Cash flow: Rate to which the flows of marginal expenses and revenues are discounted in the Marginal Cash Flow, in conformity with content foreseen in Annex 5 – Marginal Cash Flow;
1.1.48.	Terms of Provisory Acceptance and of Permission of the use of Assets: document signed by ANAC and the Concessionaire, of which contains the written acceptance and definitive of the Concessionaire in relation to the description of the state of conservation, operations and technical specifications of the properties mentioned in the Term of Provisory Acceptance and the Permission of the use of Assets.
1.1.49.	A term of definitive acceptance and permission to use asset: a document signed by ANAC and Concessionaire, which contains the express and definitive acceptance of the Concessionaire as to the description of the state of conservation, operation and technical specifications of the goods indicated in the provisional acceptance and permit of use of assets
1.1.50.	TFAC: Tax of Civil Aviation Inspection, instituted by the Law n. 11.182/05;
1.1.51.	URTA: reference Unit of the Airport Tax, corresponding to 1,000 (one thousand) times the maximum value of the Domestic departure tax, not mentioning the incidental additions previewed in Annex 4 – Tax, in force on the date of the collection of the applied fine; and
1.1.52.	Users: all persons and legal entities that are the takers of the services rendered by the Concessionaire, or by third parties recommended by the Concessionaire, in the Airport Complex.

Section II – the Applicable Legislation

1.2.	The Contract will be ruled and interpreted in line with the legislation in force in the Federative Republic of Brazil.
1.3.	The Concession will be ruled by the Contract and by the Federal laws n. 7.5.65 of December 19th 1986, n. 8.987, February 13th 1995, n. 9.491 of September 9th 1997, n. 11.182 of September 27th 2005, n. 12.462 August 5th 2011 in no detriment to other applicable valid norms, publicized by ANAC and by COMAER.

Section III – The Applicable Interpretation

1.4.	When divergence between the Contract and its Annexes, the Contract shall prevail.
1.5.	When divergence between the content of the Annexes, it shall prevail the ones emitted by the Grantor.
1.6.	When divergence between the contents emitted by the Grantor, it shall prevail the most recent to the date.
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CONCESSION TO AMPLIFICATION, MAINTENANCE AND EXPLORATION OF THE INTERNACIONAL AIRPORT OF BRASILIA

Section IV – The General Dispositions

1.7.	All reciprocal communications, related to the Contract, will be considered as reported, if delivered by mail with Return Receipt (AR), or by the bearer, with the protocol of reception. In any of the cases, it shall always contain the number of the Contract, the subject, the date of the reception and the name of the remittent.
1.8.	The Concessionaire shall, within 15 (fifteen) days from the signature of the Contract, submit, in written form, the names and respective professional position of the respective employees of representatives named to be responsible for the management of the Contract, to whom the letters and notifications shall be addressed.
1.8.1.	Any changes in the names and respective professional position of the respective employees of representatives named to be responsible for the management of the Contract shall be communicated to the Grantor in no longer than 5(five) days after the change is made.
1.9.	When the rescission of any of the economic index indicated in the present Contract and by its Annexes, it will be altered by the official index substitute or, not having it, by other indexes indicated by ANAC.
1.10.	To the compliance with the articles in the present Contract and its Annexes, the accountable information stated in item 3.1.41 will be adopted, in reference to the Concessionaire and, if the case, to its additional wholly owner subsidiaries.

Section V – The Annexes

1.11.	It is part of the present Contract, to all legal and contractual means, the following annexes:
1.11.1.	Annex 1 – Term of Agreement of the Obligations of the Group Control
1.11.2.	Annex 2 – Airport Exploration Plan (PEA) 1.11.3.Annex 3 –Public Power Constructions
1.11.4.	Annex 4 - Tariffs
1.11.5.	Annex 5 – Marginal Cash Flow
1.11.6.	Annex 6 – Models and Minimum Conditions to the Contractual Bond
1.11.7.	Annex 7 – Terms of Provisory Acceptance and of Permission to use the Assets
1.11.8.	Annex 8 - Terms of Provisory Acceptance and of Permission to use the Assets
1.11.9.	Annex 9 – Operational Transference Plan
1.11.10.	Annex 10 – Capacity of the Lane System
1.11.11.	Annex 11 – X Factor

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CONCESSION TO AMPLIFICATION, MAINTENANCE AND EXPLORATION OF THE INTERNACIONAL AIRPORT OF BRASILIA

CHAPTER II – THE OBJECT

2.1.	The object of the present contract is the Concession of the Public Services to the amplification, maintenance and exploration of the airport infrastructure of the Airport Concession, to be implemented in three stages:
2.1.1.	STAGE I-A- stage of the operations transference of Infraero Airport to the Concessionaire;
2.1.2.	STAGE I –B – stage of the amplification of the Airport by the Concessionaire to adequate the infrastructure and the improvement of the level of services; and
2.1.3.	STAGE I-C – other stages of the amplification, maintenance and exploration of the Airport to the sustenance of the level of service established in PEA, in accordance with stated in Subsection III – Stage II.
2.1.4.	STAGE II – other stages of the amplification, maintenance and exploration of the Airport, to the attendance of the Minimum Parameters of Dimensioning previously stated in PEA, in accordance with the stated in Subsection III – Stage II.
2.2.	It is not included in the object of the Concession the render of services in order to support and guarantee the safety of the air navigation in air traffic area of the Airport. This attribution is exclusively of the Public Power, as it is detailed in PEA.

Section I – Area

2.3.	The Airport is located in the area described in PEA, of which is entirely under the possession of Infraero and that will be transferred to the Concessionaire at the same moment of the celebration of the present Contract, by the Term of Provisory Acceptance and of Permission to Use the Assets.
2.4.	The areas expropriated after the celebration of the present Contract will have their possession transferred to the Concessionaire by an additional article in the Term of Definitive Acceptance and Permission to Use the Assets.

Section II – Contract Duration

2.5.	The contract duration shall extent to the period of 25 (twenty five) years to the Brasilia Airport, always considered from its date of effectiveness.
2.6.	The Contract can be prorogated for the maximum of 5 (five) years, all at once, in order to avoid recovery of the economical-financial stability as a result of the Extraordinary Review, under the statements of the present Contract.
2.7.	The Date of Efficacy adopted in the present contract is the one implemented under the following suspending conditions:

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2.7.1.	publication of the record of the Contract in Diario Oficial da Uniao; and
2.7.2.	Issuing of the Stages to the Accomplishment of the Object of Stage I by ANAC, to be drawn up in no longer than 30 (thirty) days from the publication of the record of the Contract in Diario Oficial da Uniao.

Section III – Price of the Contract

2.8	– The Price of the Contract, corresponding to the present value of the Revenue Tariff and Non-Revenue Tariff estimated to all duration of the concession is of R$ 5,334,640 (five billion three hundred thirty four million and six hundred and forty thousand reais);
2.9.	The Price of the Contract has a mere indicative effect and it cannot be argued by any of the Parties to request the recovery of the economical-financial stability of the Contract.

Section IV – The Contribution to the System

2.10.	The Concessionaire is obliged to pay to the Union, by making a deposit in FNAC, the annual installment of the Fixed Contribution and the Variable Contribution, according to the values, percentages and conditions stated below.
2.11.	The payment of the first installment of the Fixed Contribution will take place at the end of the 12th month of the contract from the Date of Efficacy of the Contract, and subsequent installments paid every 12 (twelve) months.
2.12.	The Civil Aviation Secretary of the Presidency of Republic will indicate the procedure to be observed to the effectiveness of the payment of the Fixed ad Variable Contributions.
2.13.	The Fixed Contribution corresponds to the annual amount of R$ 180.045.300,00 (a hundred and eighty millions, forty five thousands and three hundred reais), as a result of the offer given in the Auction object of the present Concession.
2.13.1.	The annual amount of the Fixed Contribution corresponds to ratio of the value of the Fixed Contribution by the duration of the contract.
2.14.	The payment of the Variable Contribution will take place in the moment of the presentation of the Financial Statements stated in item 3.2.42.2.
2.15.	The Variable Contribution corresponds to the annual amount in R$ (reais) as a result of the application of the rate of 2% (two per cent) on top of the total Gross Revenue of the Concessionaire and its additional wholly owner subsidiaries.

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(i)	When the Annual Gross Revenue perceived by the Concessionaire and its additional wholly owner subsidiaries are above the values below mentioned, the Variable Contribution on the excess revenues will be charged under the rate of 4.5% (four point five per cent)

YEAR	BSB
2012	226.234
2013	249.421
2014	284.818
2015	320.260
2016	346.064
2017	363.205
2018	380.369
2019	403.593
2020	422.751
2021	448.815
2022	469.763
2023	491.311
2024	513.264
2025	535.673
2026	558.520
2027	593.953
2028	611.915
2029	626.576
2030	639.343
2031	648.900
2032	656.884
2033	663.783
2034	669.505
2035	674.071
2036	678.057
2037	681.453

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2.15.2.	The value of the annual Gross Revenue listed in item 2.15.1 will be readjusted by the same rules applicable to the Annual Fixed Contribution, in conformity with the items 2.17 and 2.18.
2.15.3.	To this item, Gross Revenue is any revenue received by the Concessionaire and by additional wholly owner subsidiaries as remuneration, in conformity with the present Call for Bid.
2.15.4.	The calculus of the Variable Contribution will be done by the Concessionaire, based on the accountant findings of the period, in conformity with the item 3.1.42.2.
2.15.5.	It is given to the Grantor the possibility to disagree with the values indicated or paid by the Concessionaire and request its correction and complementation, guaranteeing to the Concessionaire the rights of the due process to full defense and contradictory.
2.15.6.	To the auditing of the values, the Grantor will count on the support of large sized expert companies of independent auditing and nationally and internationally well-known, with immaculate reputation to be appointed, contracted and remunerated by the Concessionaire, holding ANAC the right of veto in the appointment given by the Concessionaire.
2.15.7.	At the end of the administrative process to verify the facts, the complementation of the payments can be given by the retention of the Tariff Tax, either by executing the bonds or by a specific charge.
2.15.8.	When it is verified the existence of fraud in the payment of the Variable Contribution as a result of any operations that seek to artificially reduce the base of calculus, the Grantor can use, up to its own choice, the support of the auditing, contracted in conformity with the item 2.15.6, to check the values effectively collected, in no detriment to the applicable penalties.
2.16.	When the Concessionaire does not pay the Fixed and Variable Contributions on the maturity date, it will be charged moratorium fine to date in 2% (two per cent) of the debt, plus moratorium interests in accordance with the Special System for Settlement and Custody (SELIC), holding the Grantor the right to execute the bond of the Contract.
2.17.	The annual value of the Fixed Contribution will be readjusted by the Amplified Consumer Price Index calculated by the Brazilian Institute of Geography and Statistics – IBGE accumulated between the month of the occurrence of the Public Auction Section and the Date of Effectiveness of the Contract, according to the following formula:

O1 = O0 x (IPCAt/IPCAt-1)

Where:

01 is the annual value of the Fixed Contribution readjusted on the initial date of the Contribution payment;

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CONCESSION TO AMPLIFICATION, MAINTENANCE AND EXPLORATION OF THE INTERNACIONAL AIRPORT OF BRASILIA

0Ois the annual value of the Fixed Contribution by the price of the date of the occurrence of the Public Auction Section;

IPCAt/IPCAt-1 is the accumulated IPCA during the period of the month where the Public Auction Section took place and the previous month to the initial Contribution payment.

2.18.	After the first readjustment, the annual value of the Fixed Contribution will be yearly readjusted by the Amplified Consumer Price Index calculated by the Brazilian Institute of Geography and Statistics – IBGE – in accordance with the following formula:

Ot = Ot -1 x (IPCAt/IPCAt-1 )

where:

t – is the period of the time in years;

Ot is the annual value readjusted of the Fixed Contribution Ot-1 is the annual value of the Fixed Contribution in force;

IPCAt/IPCAt-1 is the accumulated variation of IPCA in the period.

Section V – The Stages to the Accomplishment of the Object

Subsection I – Stage I-A

2.19.	After the implementation of the conditions of efficacy in line with the item 2.7. of the present contract, it will initiate the Stage I-A, that contemplates the procedure of the operation transference of the Airport, in accordance with the steps below, verified the specifications mentioned in Annex 9 – Operational Transference Plan.
2.20.	Step 1 regards the presentation of the Operational Transference Plan – PTO. The Concessionaire shall present to ANAC, in no longer than 10(ten) days after the Date of Efficacy of the Contract, the Operational Transference Plan to the arrogation of all activities related to the Airport, containing all information demanded in Annex 9 – Operational Transference Plan, of which will be analyzed by ANAC in no longer than 20 (twenty) days. When it is not approved, the Concessionaire and ANAC will follow the same time limits of delivery and approval of a new plan.
2.21.	Once approved the Operational Transference Plan by ANAC, it will initiate the Step 2, in conformity with the statement detailed in Annex 9 – Operational Transference Plan – under the obligation of the Concessionaire to execute the activities listed to this step, specially, to constitute a Transitory Committee, train and mobilize labor work and pursue the necessary materials to initiate the arrogation of the Airport Activities.
2.21.1.	The Step 2 of the Airport Transference will have a given period of 3 (three) months, from the date of approval of the Operational transference Plan by ANAC.

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2.21.2.	During all the period lasted in Step 2, it will be on Infraero to continue to execute the activities, assisted by the representative of the Concessionaire, of which will have free access to all the Airport facilities, under the safety norms in force.
2.21.3.	The safekeeping of the existing properties and part of the Airport, as well as the expenses and revenues affected over Airport activities related to Step 2 of the Transference, it will be of the Infraero responsibility, except for the expenses of the Concessionaire referent to the obligations stated in item 2.21.
2.21.4.	The Concessionaire shall notify all persons and legal entities that celebrate Contracts with Infraero regarding the usage of the space in the Airport Complex, informing about the total sub-rogation to the Concessionaire, mentioning that from the 1 (first) month that follows the end of Stage 2 the values resultant from the aforementioned contracts shall be paid to the Concessionaire.
2.21.5.	The Concessionaire shall notify the services renderer about the rescission of the contract from the 1 (first) month that follows the end of Stage 2. The Concessionaire is responsible for the implementation of all necessary measures for the rescission of the respective contracts.
2.21.6.	During the Step 2 of the Stage I-A, the Infraero employees allocated to the Airport will continue under the condition of Infraero’s employees and subordinated to the Infraero Board of Director, in conformity with the organizational structure in force. The Concessionaire will not take any responsibility on the spending related to the employees. Infraero shall only inform the labor and social security costs of the respective Airport to the Concessionaire.
2.22.	Having finished the due period of time stated in the previous item regarding the Step 2, it is on the Concessionaire to assume the effective operation of the Airport, by signing the Term of Definitive Acceptance and the Permission of the Usage of the Assets of the Airport Facilities, stated in Annex 8 of the Contract, in observance to the application of the Operational Transference Plan, leading to the initiation of Step 3 of the transference of airport activities, of which initial duration of time is 3 (three) months, of that it can be postponed for no longer than 6 (six) months, under the condition of a previous agreement between the Concessionaire and Infraero.
2.22.1.	Infraero, by its representatives below mentioned, will keep track on the activities assumed by the Concessionaire during all Step 3, giving support and necessary information.
2.22.2.	All the spendings and revenues applied to the Airport Activities related to Step 3 will be of the Concessionaire Responsibility.

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2.22.3.	During the Step 3, of Stage I-A, Infraero’s employees who were allocated to the Airport will continue under the condition of employees contracted by Infraero, but designated to work for the Concessionaire. Infraero shall be reimbursed of all costs and labor and social expenses related to the allocated employees in the Airport, through the reimbursement to be monthly paid by the Concessionaire in a period no longer than 10 (ten) days from the date of the presentation of the receipts spent by Infraero.
2.22.4.	After the end of Step 3,the Stage I-A will be considered concluded and the activities of maintenance and exploration of the Airport to the concession totally transferred.
2.23.	Additional revenues and expenses unduly attributed to the Concessionaire or to Infraero, either by operational problems or by the absence of coincidences on the dates of detection, shall be object of value adjustment between the Concessionaire and Infraero, within a period no longer than 30 (thirty) days from the presentation of the supporting documentations.

Subsection II – Stage I-B

2.24.	Having implemented the conditions stated in item 2.7 of the present contract, it will initiate the Stage I-B, that contemplates the activities of amplification of the Airport to the adequacy of the infrastructure and improvement of the level of service, where the concessionaire within a period no longer than 90 (ninety) days shall:
2.24.1.	submit the Basic Project of Investment of amplification and adequacy of the Airport facilities; and
2.24.2.	submit the time schedule of the investment performance to the approval of ANAC.
2.25.	The Basic Project shall be elaborated in accordance with PEA, containing the necessary and sufficient elements, with an adequate degree of precision, to characterize the works and services to be done, allowing the evaluation of the applicable method and of the due time to the performance of the investment.
2.26.	Within a period no longer than 30 (thirty) days, ANAC will analyze and approve the Basic Project and might emit partial authorizations of construction during the period of analysis. The approval of the Basic Project by ANAC does not exclude the necessity of its later changes to additional adequacy to the constant requirements in the body of the contract, legislation and regulations of the sector. The recovery can only take place in the economical-financial stability in the situations stated in Chapter V, Section I, of the present Contract.

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2.27.	Within a period no longer than 30 (thirty) days after the approval of the Basic Project, the Concessionaire shall initiate the work to amplify the Airport, under the terms of the present Contract.
2.28.	The Concessionaire shall submit to ANAC all modifications done in the Basic Contract, after its initial approval, to the analysis and new approval of this Agency.
2.29.	When the Basic Project is not approved, the Concessionaire will have the maximum due term to be settled by ANAC to represent it, with necessary adequacies.
2.30.	In a period no longer than 90 (ninety) days previous to the date intended by the Concessionaire to the beginning of the operation of the Airport new structures, the Concessionaire shall submit the revision of the Book of Operations with the addition to new Airport facilities, to the ANAC approval, in conformity with the specific regulatory in force, to the airport certification.
2.31.	Within a period no longer than 30 (thirty) days previous to the date intended by the Concessionaire to the beginning of the operation, the Concessionaire shall deliver the Project As Built of the new facilities to ANAC, in order to have it registered.
2.32.	The Stage I-B will last within the maximum period accepted in PEA. The Concessionaire shall accomplish entirely its obligations within the given period.
2.33.	When delay might occur by the Grantor, the mentioned period will be added to the time given in the previous item.

Subsection III – Stage I-C

2.34.	After finishing the Stage I-B it will initiate the Stage 1-C, that contemplates the activities of the amplification of the Airport and the adequacy of the infrastructure to the total recovery of the level of service to the established in PEA.
2.35.	During the Stage I- C the Concessionaire shall make the necessary investments to the fulfillment of the demand staged in PGI in force with the level of service established in PEA to all Airport facilities.

Subsection IV – Stage II

2.36.	After finishing Stages I-A, I-B and I-C of the Contract, it will initiate the Stage II, where the Concessionaire shall comply entirely with the obligation to maintain the level of service established in PEA.
2.37.	In every event of the Trigger Investment, the Concessionaire shall submit to ANAC, within no longer than 90 (ninety) days, the Basic Project of the investments suitable to the maintenance of the level of service, stated in the PGI in force.

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2.38.	The dispositions mentioned from items 2.25 to 2.32 are applicable to all events of the Trigger Investment.
2.39.	During the Stage II, the Airport shall operate in conformity with the stated in the Contract, in its Annexes, under the regulation and legislation in force.

Section VI – The properties that compound the Concession

2.40.	It compounds the concession the necessary properties to the rendering of Airport Exploration Service already available by the Public Power and to be incorporated by the Concessionaire, under the terms of PEA.
2.41.	The properties that compound the concession regard the following:
2.41.1.	delivered by the Union, in conformity with the inventory mentioned in the Term of Definitive Acceptance and the Permission to Use the Assets;
2.41.2.	to be constructed by the Public Power, in conformity with Annex 3 – Public Power Work; and
2.41.3.	acquired by the Concessionaire to the Airport Exploration.
2.42.	The properties that compound the Concession will be considered bounded while necessary to the Airport Exploration, in conformity with the up-date of the Service and the necessities derived from the Airport Complex.
2.43.	The properties that compound the Concession resultant from the investments made by the Concessionaire shall be depreciated and amortized within the duration of the Concession in accordance with the terms of the legislation in force.
2.44.	In the last 5 (five) years of the validity of the Contract, any new investment made in properties that compound the concession or acquisitions of new properties will depend on previous and written authorization of ANAC.

Section VII – Public Power Constructions

2.45.	The constructions and services listed in Annex 3 – Public Power Constructions are of Infraero’s liability, that is responsible for promoting all necessary actions to the contract and complete execution of the respective contracts, in accordance with the time schedule mentioned in the aforementioned Annex, paying the specific debts.
2.46.	Delays in the celebration of the contract of which is the object of the present item or in its execution that generates a non-compliance with any of the fixed dates in the time schedule mentioned in Annex 3 – Public Power Work, do not free the Concessionaire from its duty to comply with the Contract.

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2.47.	When Infraero does not celebrate the contracts under its responsibility within the pre- determined period, the Concessionaire might, in order to guarantee the compliance of the Contract of Concession, contract a construction or service listen in Annex 3 – Public Power Works in the market, in line with the articles in Law n. 8.666/1993 and complementary regulation applicable to Infraero whenever it is suitable. When the Concessionaire effectively executes any work, Infraero shall reimburse the Concessionaire in observance to the maximum value of the reimbursement established in Annex 3 – Public Power Construction to each case and mentioned in item 2.52.
2.48.	When Infraero celebrates the contracts under its responsibility, the Concessionaire might, at its own criterion and at any given moment, request Infraero the compulsory subrogation by the Concessionaire as a contractor in the contracts celebrated by Infraero.
2.49.	In the case of compulsory subrogation to the Concessionaire of the contracts under Infraero’s responsibility, it will be of the Concessionaire duty to decide on the maintenance, review or rescission of the subrogated contracts.
2.49.1.	When the Concessionaire decides not to keep the subrogated contract, it will be of its own expenses, with no rights whatsoever to be reimbursed, about all costs and encumbrances related to the anticipated extinction of the contract. However, the Concessionaire will have the right to be reimbursed for the amount spent with the execution of the constructions that have taken on, in observance to the item 2.52 and the previously amount fixed in Annex 3 – Public Power Works.
2.49.2.	If, by any reason, the compulsory subrogation is not done within a period no longer than 30 (thirty) days after the Concessionaire have requested to Infraero, the Concessionaire might contract a work or service, in observance to the Law n. 8.666/1993 and complementary regulatory applicable to Infraero, upon reimbursement for the amount spent with the execution of the constructions that have taken on, in observance to the item
2.52.	Infraero shall pay all costs and encumbrances spent with the anticipated extinction of the contract.
2.49.3.	When the Concessionaire keeps the subrogated contract, it will be reimbursed in the costs spent with the contracted party under the statement and limits of the subrogated contract, but it will not hold any right to be reimbursed by any means for the construction, services and costs added in virtue of the additional clauses in the contract or circumstances of execution, observed the item 2.52.
2.50.	When the Concessionaire chooses not to request the compulsory subrogation of the contracts celebrated by Infraero, the Concessionaire will have the right to directly keep track on the execution of the aforementioned contracts, with access to all detained information by the contracted party or by Infraero regarding the contract and its execution, monthly informing to Infraero, the result of its analysis. The non-communication within the given period of time shall be interpreted as accepted by the executed party.

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2.51.	The reimbursement to be paid by Infraero under the terms of the present Section will be done within a period of time no longer than 30 (thirty) days from the date of request by the Concessionaire, in observance to the following conditions:
2.51.1.	When the Concessionaire celebrates a new contract, under the terms of the items 2.47 the present contract shall detain the same object mentioned in Annex 3 – Public Power Work and the maximum value limited to the amount stated in the same annex.
2.51.2.	Infraero shall reimburse only the value proportionally to the amount indicated in Annex 3 – Public Power Works or in the new contract, whichever is the lowest, based on the percentage of the execution in the physical-financial time schedule of the work effectively measured by Infraero.
2.52.	When Infraero delays the payment of the reimbursement, the late payment shall be accrued monthly by the IPCA to date.
2.53.	The responsible for the execution of the constructions mentioned in Annex 3 – Public Power Construction, either Infraero or the Concessionaire, shall submit the As built Project to ANAC within a period no longer than 30 days.
2.54.	The Concessionaire can always request ANAC for assistance to mediate and solve conflicts with Infraero resultant from the execution of constructions and services listed in Annex 3 – Public Power Works and of other contracts under the responsibility of Infraero that interfere in the satisfactory execution of the Contract of Concession.

CHAPTER III – THE RIGHTS AND DUTIES

3.1.	The rights and duties of the Concessionaire during the period of the duration of the Concession are as follow:

Section I – The Concessionaire

Subsection I – The General Duties

3.1.1.	comply and demand fully compliance of the Contract, in conformity with the legal dispositions and regulations, and also the provisions of ANAC publicized at any given time;
3.1.2.	satisfy the demands, recommendations or observations made by ANAC, in conformity with the fixed period of time given in each case;
3.1.3.	comply with the legal dispositions stated in the labor law, social security law, safety and occupational health, related to its employees and outsourced;

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3.1.4.	keep, during the execution of the Contract, in all applicable means, all the conditions of licensing and qualifications demanded in the bid;
3.1.5.	keep to all activities related to the execution of the engineering services, the regularity before the Regional Committee of Engineering, Architecture and Agronomy – CREA, including the third parties contracted;
3.1.6.	keep, in good working order, conservation and security, under its own costs, the necessary goods to the rendering of Services the integrate the Concession, during the duration of the Contract;
3.1.7.	take over entirely the Contracts that regard the cession of space in the Airport Concession, in conformity with the hired conditions, upon total subrogation of the rights and duties;
3.1.8.	adhere to educational campaigns, informative, operational and others, limited to the operated equipment and area related to the Concession, in agreement and according to the directives of ANAC and COMAER.
3.1.9.	Guarantee to its employees:
3.1.9.1.	continuous investments in enablement, training and orientation; 3.1.9.2.settlement of the Joint Commission of health and security, of which the framework of functioning and composition shall be agreed between the Concessionaire and the airport labor union representation;
3.1.9.3.	airport labor union representation in the work location, guaranteed the current necessary facilities to its functioning in the airport;
3.1.9.4.	maitenance of the same database of the Infraero’s employees. 3.1.10.observe, except for the cases of contracting the rendering services by Infraero, the restrictions imposed to the third parties to each airport, in conformity with the norms, decisions and agreement in force on the date of the publication of the call for Bid. When changes addressed to the Concessionaire might occur, all decisions shall be made in accordance with the law in force.

Subsection II – The Rendering of Services

3.1.11.	assure the adequate rendering of service granted, in conformity with defined in article 5 of the Federal Law n. 8.987/95, using all the means and resources that are at its disposal, including, and not limiting, to all investments and future expansions, necessary to the maintenance of the quality service;
3.1.12.	assure the adequate rendering of service granted, in conformity with the existing demand and in agreement with the statement in PEA, according to the definitions and time limited in the aforementioned Annex;
3.1.13	execute services and management programs, as well as offer training to its employees, seeking for the improvement of the services and comfort to the users with the objective to answer PEA;

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3.1.14.	meet and draw efforts to meet in an adequate way, the general public and the users, in special;
3.1.15.	keep in-person and electronic customer service to the Users and an ombudsman to verify the complaints regarding the execution of the contract of concession;
3.1.16.	execute all services, controls and activities related to the Contract, with care and diligence, applying the best technique applicable to each of the tasks developed;
3.1.17.	submit to the approval of ANAC the proposals of improvement implementation of services and the new technologies;
3.1.18.	elaborate and implement schemes of services to emergencies that involve the users of the Airport, in line with all circulars and norms related to the sector, making available human resources and the necessary materials;

Subsection III – Operational Activities

3.1.19.	obtain previous approval of ANAC to projects, plans and programs related to the amplification and operation of the Airport;
3.1.20.	provide all the necessary licenses to the execution of the airport construction, observed the conditionals stated in the Previous Licenses and of Settlement obtained from the Grantor and the new demands of the Environmental Agencies in result of the project adopted by the Concessionaire;
3.1.21.	comply entirely with the environmental conditions and compensatory measures of the Previous Licenses, the Settlement and the Airport Operation and with new demands requested by the Environmental agencies;
3.1.22.	have ensured the capacity of the runaway by the competent authority, in conformity with Annex 10 - Capacity of the Runaway System;
3.1.23.	inform previously the Users about the time schedule of the works to be initiated in the Airport Complex, in order to assure the predictability about the infrastructure functioning;

Subsection IV – Information

3.1.24	inform and clarify information requested by ANAC, guaranteeing its access, at any given time, in all Airport facilities;
3.1.25	make public to the population and users in general, whenever there is a change in the tax charged, the new cost and the date within at least 30 (thirty) days before its enforcement, in conformity with the procedure previewed in Annex 4 – Tariffs;
3.1.26	submit reports containing information of the Concession, under the terms of the present Contract and of the regulations emitted by ANAC and under the time period defined in such acts, in special, all information stated in PEA, as well as the statistics of the traffic and the number of passengers listed within the period;

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3.1.27	in no detriment to additional and future regulations emitted by ANAC, make available up-dated data bank, in electronic base, able to generate report with information of the Concession, enabling ANAC to have a constant, unrestricted and immediate access to the aforementioned data bank;
3.1.28	keep ANAC informed about all and any facts that is not in conformity with the operation adequate to the Airport, considering as such the non- compliance to the statements established in PEA or potential non-compliance with the legal norms or regulations of the section;
3.1.29	report in the written form to ANAC, within 24 (twenty four) hours, any occurrence or accident that affect the security of the Airport, independently from verbal communication, of which, in this case, shall be made immediately;
3.1.30	make available to ANAC all and any documents and information related to the Concession, including contracts and agreements of any nature made with third parties, having the option to verify and to audit;
3.1.31	inform ANAC about the financing conditions and of the legal means that ensures the execution of the object of the Concession;
3.1.32	inform ANAC about the changes in the financing conditions stated in item 3.1.30, as well as about the agreement with any of new financing, of which is not permitted:
3.1.32.1	the concession of loan, financing and/or any other means of transferring the resources to its shareholders and/or Related Parties, except the transference of resources as a way of distributing dividends, interests on equity capital and/or payments by the engagement of constructions and services celebrated in equal conditions of the market; and
3.1.32.2	the loan granted, guarantee or any way to secure in favor of its Related Parties and/or third parties;
3.1.33	Make public the contracts celebrated with the Related Parties, under the terms stated by ANAC.

Subsection V – Investments

3.1.34	execute the investments and services of its responsibility, in accordance with the terms of PEA, as well as observing the due date predetermined in the time schedule to invest;
3.1.35	have all materials, equipment, accessories and human resources at its disposal that are necessary to the perfect operation of the services granted;
3.1.36	submit to ANAC the documents stated in PEA in order to detail the investment plan and/or the operational actions necessary to the maintenance of the level of service;

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3.1.37	make investment and/or operational actions necessary to keep the stability of the capacity of other operational components of the Airport with the Passenger Terminal, in conformity with the stated in Annex 2-PEA;
3.1.38	submit to the approval of ANAC the investments to be made to the operation of the new settlement in the Airport;
3.1.39	expropriate real properties that do not hold decree of declaration of public utility previously publicized and in force when the event of the public auction section and indemnify the landlords. It is also demanded to request the publication of the decrees to the Grantor and the necessary power of grantor, under the terms of article 29, VII of Law 8.987/95;

Subsection VI – The Corporative Governance

3.1.40	observe standard of corporative governance and adopt accounting and financial statements standardized;
3.1.41	ensure the employees of the Concessionaire, under the terms of the Social Statute, the right to appoint a member to the Council of the Concessionaire Administration;
3.1.42	publicize, in line with the legislation, the financial statements and keep the accountant records of all operations in conformity with the applicable legislation to the public corporations under the terms of Law 6.404/76 of the Securities Commission regulation (CVM) and other incidental norms edited by ANAC;
3.1.43	submit to ANAC:
3.1.43.1	quarterly:
i.	within a period no longer than 45 (forty five) days after the end of each quarter the analytical monthly trial balance; and
ii.	an affidavit of the Concessionaire containing the value of its social paid-in capital and the modifications in the shareholder composition;
3.1.43.2	yearly, until the due date 15(fifteen) of May of the following year: the accountant records, in all mandatory forms, such as, Balance Sheet (BP), Income Statement (DFC), Statement of Changes in Stockholders’ Equity (DMPL), Added Value Statement (DVA) with the respective explanatory observations and the Reports of the Board of Directors and of the Supervisory and Administrative Boards, the Opinion of Independent Auditors, as well as the Trial Balance of the end of the financial year with the modifications made and respective credits;
3.1.43.3	When the Concessionaire constitutes an associate, the accounting statements stated in items 3.1.42.1 and 3.1.42.2 shall also be submitted individually to each associate constituted;
3.1.43.4	The opinions of item 3.1.42.2 shall hold a specific chapter related to the value of the Variable Contribution.

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3.1.44	keep the inventory and the records of the returnable properties up-dated, in conformity with the stated in the Contract and the regulation in force;

Subsection VII – The Share Capital

3.1.45	The Concessionaire shall, in the duration of the contract, keep share capital subscribed and paid-in of, at least, R$ 243.251.000,00 (two hundred and forty-three million, two hundred and fifty-one thousand reais), under no circumstances will be allowed its reduction without previous and written authorization from ANAC:
3.1.46	Pay-in the total amount of the minimum share capital under the pre- determined period of time to the end of Stage I-B.

Subsection VIII – The Responsibility

3.1.47	respond before ANAC and third parties, under the terms admitted in the legislation in force;
3.1.48	respond for the possession, custodian, maintenance and surveillance of all properties that compound the Concession, in accordance with the stated in the Contract and regulation in force, except for the item 2.21.3;
3.1.49	compensate ANAC and other consenting and intervenient parties of all expenses resultant from the legal impositions to the satisfaction of the obligations originally of the Concessionaire responsibility, including the labor claims brought by the employees or third parties bounded to the Concessionaire;
3.1.50	inform ANAC, immediately, when noticed or communicated of any legal claim or administrative procedure, that might result in ANAC’s liability, or of the intervenient, including the terms and procedures deadlines, a well as draw the best effort defending common interests, practicing all procedures acts appropriated with this aim;
3.1.51	respond for the adequacies and quality of the investments made, as well as for the compliance with the contractual obligations, regulatory and legal related to the time schedule, projects and settlements.
3.1.51.1	the approval by ANAC of the time schedules, projects and settlements submitted do not exclude the exclusive responsibility of the Concessionaire for the adequacy and quality of the investments made, as well as for the compliance with the contractual obligations, regulatory and legal;
3.1.52	respond before ANAC and third parties for the services sub-rendered;
3.1.53	totally respond for potential indemnities owe to the holders of the contracts regarding the cession of space in the Airport Complex when the Concessionaire gives reason for the mentioned indemnity;

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Subsection IX – The Insurances

3.1.54	contract and keep valid, in the duration of the Concession, the insurance policy, with minimum period of validity of 12 (twelve) months, that ensures the continuity and of the operations made in the Airport, adequate to cover:
3.1.54.1	the losses caused to the civil constructions, equipment and machineries employed to the amplification or reconstruction of the Airport, including losses derived from acts of god or force majeure, with a maximum limit of insurance under the minimum equal to the value of the properties insured;
3.1.54.2	the losses caused to chattels and real properties that compound the concession, under the terms of the present contract, including losses resultant from the acts of god and force majeure, with a maximum limit of insurance under the minimum equal to the value of the properties insured;
3.1.54.3	material and pain and suffering damages to third parties, resultant from the works and activities performed by the administrators, employees, representatives, or delegates of the Concessionaire, and that hold civil liability, with maximum limit of guarantee the same of the best practice of the market to each sinister;
3.1.55	submit to ANAC, before the initial STAGES I-A and I-B, and II and in the existence of a new cycle of investments, the proof the insurance policies demanded in the present subsection and applicable to each of these stages are in force;
3.1.56	periodically up-date the insurance contracted, every 12 (twelve) months from the date of the initial contract, including events or sinisters that are not covered by the insurance company in Brazil when the initial contract;
3.1.57	inform ANAC, yearly, all the properties covered by the contracted insurance and how it is calculated the maximum limit of the indemnity of the insurance policy to each sinister;
3.1.58	respond for the comprehension or omissions resultant from the performance of the insurance, as well as for the total payment of the franchising in case of sinister takes place;
3.1.59	name ANAC as co-insured of all insurances, according to the characteristics, purpose and ownership of the properties involved. The insurance policies might additionally name as the beneficiary, financial institution creditor of the Concessionaire, as long as do not compromise the operation and the continuity of the rendering of service;
3.1.60	track the records of the insurance policy of written authorization to the insurance company to contract the reinsurance together with the international reinsurance companies, when it is the case;

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3.1.61	send to ANAC, with a minimum period of 30(thirty) days of its maturity date, the proof that the insurance policies have been renewed or will be unconditionally renewed before the maturity;
3.1.62	in no detriment to stated in item 3.1.57, every modification in the contract of the insurance policy, including those related to the cancelling, renewal, modification and replacement of any of the policies, shall be previously communicated to ANAC;
3.1.63	When the Concessionaire does not prove the renewal of the policies under the pre-determined period stated in item 3.1.60, ANAC will be authorized to contract the insurances and charge the Concessionaire the total value of the premium, in no detriment to other contractual sanctions applicable to the case;
3.1.64	in the situation stated in item 3.1.63, the Concessionaire will remain responsible for the contractual obligations, independently from the option of ANAC to the engagement or not of the insurances;

Subsection X – Insurance of Contractual Execution

3.1.65	offer Insurance of Contractual Execution in one of the following modalities, defined under its own criterion, in order to ensure the accomplishment of the obligations stated in the present Contract:
3.1.65.1	escrows, either in cash or federal public debt securities;
3.1.65.2	insurance base of which policy shall observe, at minimum, the content of Annex 6 – Models and Minimum Conditions to the Contractual Bond; or
3.1.65.3	bank issued bonds, under the requirements of Annex 6 – Models and Minimum Conditions to the Contractual Bond;
3.1.66	maintain in force the Insurance of the Contractual Execution in values and pre-determined time period established below, under any of the aforementioned conditions stated in the previous item, naming ANAC the beneficiary:

Events of the Concession	Value
During the Stage I-B of the Contract – from the signature of the Contract to the end of Stage I-B of the Contract.	R$ 266,732,000 (two hundred sixty-six million and seven hundred and thirty two thousand reais);

After the end of Stage I-B of the Contract: from the end of Stage I-B of the Contract to the end of the Contract.	R$ 133,366,000 (one hundred thirty three million and three hundred sixty-six thousand reais);

Trigger Investment: from the occurrence of one of the events pre-determined in PGI as Trigger Investments.	10% (ten per cent) of the value of the expected investments.

Rescission of the Contract: for the period of 24 (twenty-four) months after the end of the contract.	R$ 19,159,000 (nineteen million, one hundred fifty nine thousand reais);

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3.1.67	keep the integrity of the Insurance of Contractual Execution in the duration of the Contract, in line with the values abovementioned. Independently from previous notice of the overdue payment, it shall mandatorily:
3.1.67.1	renew validity duration of the modalities that mature in the duration of the Contract, proving the renewal to ANAC 30 (thirty) days before the due date;
3.1.67.2	readjust periodically the Insurance of Contractual Execution, on the same date and by the same formula applicable to the Fixed Contribution, completing the value that resulted from the application of the periodical readjustment over the initial amount;
3.1.67.3	reimburse the values that have possibly been used to the coverage of any of the payment obligations covered by the Insurance of Contractual Execution in a period no longer than 30(thirty) days from the effective usage, independently from the dispute/discussion, legal or administrative, of intentional wrong or recklessness;
3.1.67.4	respond to the difference of values, when the Insurance of Contractual Execution is not sufficient to cover the value of all payment obligations regarded by them. These payments can be charged by all legal means accepted; and
3.1.67.5	submit to the previous approval of ANAC additional modifications in the content of the guarantee letter or in the insurance base, as well as additional substitution of the Insurance of Contractual Execution by any of the modalities admitted.
3.1.68	The escrow in cash shall be done in deposit in a bank account to be given by ANAC.
3.1.69	The escrow under federal public debt securities shall be given by debt securities emitted under the book-entry form, upon the registration in centralized system of debt clean up and custody by the Brazil’s Central Bank and evaluated by its economical values, in conformity with the Ministry of Finance.
3.1.70	The guarantee letters and the insurance base policies shall have a minimum duration of 1 (one) year, holding the Concessionaire the full responsibility to keep them plenty validity and uninterrupted in the duration of the Concession. To this end, the Concessionaire will promote the necessaries renewals and up-dates.
3.1.70.1	The contract of the insurance base shall be made with first line insurance and reinsurance company, which means, those of which the rate of financial strength in national scale is above or equal to “Aa2.br”, “brAA” or “A(bra)”, depending on what publicized by the credit rate agencies Moody ́s, Standard & Poors or Fitch, respectively;

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3.1.70.2	If it is chosen the contract of bank issued bonds, it shall: (i) be submitted the original document (photocopies will no be accepted in any means), (ii) have its value indicated in Reais, (iii) name the Grantor as beneficiary, (iv) be properly signed by the administrators of the guarantor financial institution and (v) pre-determine the abdication of the benefit of privilege.

3.1.70.2.1 The contract of the insurance base shall be made with first line insurance and reinsurance company, which means, those of which the rate of financial strength in national scale is above or equal to “Aa2.br”, “brAA” or “A(bra)”, depending on what publicized by the credit rate agencies Moody ́s, Standard & Poors or Fitch, respectively;

3.1.71	The insurance of Contractual Execution can be used under the following occurrences:
3.1.71.1	when the Concessionaire does not accomplish the obligations pre- determined in PEA;
3.1.71.2	when reversible properties are returned in no compliance with the demands stated in the Contract;
3.1.71.3	when the Concessionaire does not proceed to the payment of the fines received, under the statements of the Contract and regulations of ANAC; and
3.1.71.4.	when the Concessionaire does not pay, in due time, other indemnities or pecuniary obligations to the Grantor, as a result of the Contract, except for the taxes.
3.1.71.5	when there is delay or defaults in any rights assured to the employees of the Concessionaire, including the non-payment of the employer contribution to Infraprev.
3.1.72	If, after having finished the pre-determined due date in the Contract, the Concessionaire still remains with irregularities related to the Insurance of Contractual Execution, the Grantor is permitted to contract the Insurance of Contractual Execution in place of and to the expenses of the Concessionaire, in no detriment to the penalties applicable.

Section II – The Grantor

3.2.	The rights and duties of the Grantor are:
3.2.1.	ensure the accomplishment of the contractual obligations, preserving the rights of ANAC, of the Concessionaire and of the Users;
3.2.2.	regulate the render of services in the Airport, its operation and maintenance;
3.2.3.	demand from the Concessionaire the strict obedience to the specifications and contractual norms;

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3.2.4.	accomplish and make it accomplish the regulatory dispositions of the Concession;
3.2.5.	investigate the good quality of the services, as well as receive and report manifestations and complaints of the Users;
3.2.6.	approve the projects, plans and time schedule related to the implementation of the Airport, as well as demand the modifications that revel to be necessaries to PEA;
3.2.7.	reject or waive any service in execution, that put at risk the public safety and third parties properties;
3.2.8.	at its own criterion, execute the inspections and auditing to verify the conditions of the facilities, equipment, security and functioning of the Airport;
3.2.9.	keep track and support with the best effort the Concessionaire in institutional actions with competent sectors;
3.2.10.	emit authorization to the Concessionaire to the use and/or access of the area of the Airport, and to the properties related to the object of the Concession, through Annex 7 – Term of Provisory Acceptance and of Permission to Use the Assts and through the Annex 8 – Term if Definitive Acceptance and of Permission to Use the Assets;
3.2.11.	sign all necessary partnerships and agreements that are necessary to the execution of the object of the present Concession, with public sectors, as an intervenient;
3.2.12.	communicate the Concessionaire, immediately, when noticed or communicated of the legal claims or administrative that might result in the Concessionaire’s liability, or of the intervenient, including the terms and procedures deadlines, a well as draw the best effort defending common interests, practicing all procedures acts appropriated with this aim. It is upon the Concessionaire to exercise any of the procedures aforementioned of third parties interventions;
3.2.13.	Communicate the financial institution or the insurance company responsible for giving the Insurance of Contractual Execution, as well as the financing entities of the Concessionaire, whenever there is an administrative procedure to decree the intervention, expropriation for public and social interest or the sunset-law;
3.2.14.	collaborate, in the limits of its institutional actuation, with the financing entities of the Concessionaire, to contribute with the viability of the investment financing, in a way to turn possible the total execution of the object of the Concession;
3.2.15.	expropriate the real properties that received decrees of public utilities already publicized and in force when the event of the public auction section, indemnify its landlords and make available the area of the Airport free and non-bonded to the Concessionaire, without any encumbrances; and

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3.2.16.	adopt any procedural instrument to the third party intervention.

Section III – The User

3.3.	The rights and duties of the Users are:
3.3.1.	receive the adequate service within the parameters determined by ANAC;
3.3.2.	receive from ANAC and the Concessionaire information related to the tariff value issues;
3.3.3.	pay the tariffs and taxes, except for the situations determined under the law in force;
3.3.4.	inform ANAC, the Concessionaire and the competent authorities the irregularities known by the user, related to the service rendered; and
3.3.5.	contribute to the preservation of the good conditions of the public properties from where it will be rendered the services.

CHAPTER IV – REMUNERATION OF THE CONCESSIONAIRE

4.1.	The remuneration of the Concessionaire will be composed by 2(two) different installments of revenue:
4.1.1.	Revenue Tariffs; and
4.1.2.	Non- Tariffs
4.2.	The Concessionaire is authorized to give in the fiduciary form to the Financial Backers, under article 28-A of Law 8.987/95, the credits resultant from the Revenue Tariffs and Non-Tariff, with the aim to guarantee to the long term loan agreement, up to the limit that does not compromise the operation and the continuity of the rendering of service.

Section I – The Revenue Tariffs

4.3.	The Revenue Tariffs will be constituted by the Tariffs, determined in Annex 4 – Tariffs, collected by the Concessionaire, that is forbid to create any other chargeable tariff that is not predetermined in the aforementioned annex, except for the situation stated in item 4.9 of this contract.
4.4.	The Tariffs applicable by the Concessionaire will be limited to the maximum limit established in Annex 4, in accordance with the rules of readjustment and of the Revision of the Concession Parameter mentioned in the body of the contract and other applicable dispositions.
4.5.	The Concessionaire can give discount in the Tariffs, based on objective parameters previously publicized, such as the quality of the service, the time, day or season, in conformity with stated in Annex 4 – Tariffs.

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4.6.	The discounts on the tariffs given shall be extended to any User that fulfils the conditions to its fruition.
4.7.	The discounts practiced by the Concessionaire in relation to the tariffs cannot be used as a reason for the recovery of the economical-financial stability of the Contract.
4.8.	The Concessionaire shall inform ANAC about the discount given, in no detriment to the statement in the applicable regulation.
4.9.	Any modifications in the structure of the tariff system of the Contract, resultant from the law or ANAC’s new regulation, will be reflected in the present Contract.
4.10.	The collection of the Tariffs will be done in accordance with the rules determined in Annex 4 – Tariffs.

Section II – Non-Tariff

4.11.	The Concessionaire can explore the economical activities that generate Non- Tariff Revenues, as it is stated in PEA, directly or through the celebration of contracts with third parties, under the private law.
4.12.	The exploration of the economical activities that involves the utilization of the space in the Airport Complex shall be in line with the regime determined in Chapter XI – The Utilization of the Space in the Airport Complex.
4.13.	The Concessionaire can only exercise economical activities distinctive to the airport business, generating Non-Tariff Revenues, within the Airport Complex, through the wholly owner subsidiaries, adopting separate accountant to each of the activities explored by its wholly owner subsidiaries, according to the accountant norms in force, allowing ANAC also to inspect this wholly owner subsidiaries whenever it sounds necessary.
4.13.1.	It is forbidden the participation of the wholly owner subsidiaries of the Concessionaire in other societies.
4.14.	It is not permitted to the Concessionaire to celebrate contracts with its Related Parties or with the Private Shareholder Related Parties, to explore economical activities that generates Non-Tariff revenues, in accordance with the statement predetermined in PEA.

CHAPTER V – THE ALLOCATION OF RISKS

5.1.	The risks resultant form the execution of the Concession will be allocated to the Grantor and to the Concessionaire, in accordance with the following dispositions:

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Section I – The Risks of the Grantor

5.2.	It constitutes risks taken exclusively on the Grantor’s, that might give rise to Extraordinary Review, under the statements of the present contract:
5.2.1	modifications in the Basic Plan by ANAC’s request or by other public entities, except if such changes are resultant from the non-compliance with the Basic Project and the legislation in force or with information mentioned in PEA;
5.2.2	modifications in the specifications of the services as a result of new demands of security procedure by ANAC’s request or as a result from the new legislation or Brazil’s public regulation;
5.2.3	operational restriction resultant from public entities decision or omission, except if resultant from attributed fact to the Concessionaire;
5.2.4	delay in liberating the access to the local of the constructions or non- possibility of vesting the possession by facts not imputable to the Concessionaire and that give rises to its prejudice;
5.2.5	creation of tariff benefits by the Public Power;
5.2.6	creation or extinction of the Airport Tax;
5.2.7	changes in the tax law rising the costs of the construction, operational costs of maintenance costs of the machineries, except the changes in the taxes on the income;
5.2.8	occurrence of Acts of God or force majeure, except when the coverage can be contracted together with the insurance companies institutions, in the Brazilian market, on the date of the event or when the policies in force cover the event;
5.2.9	existence of place or archeological properties in the Airport field, as well as the costs resultant from the aforementioned event;
5.2.10	the consequent obligations assumed by the Grantor, listed in Section II – Grantor of CHAPTER III- THE RIGHTS AND DUTIES;
5.2.11	delays resultant from the non-acquisition of authorizations, licenses and permission of the Federal Public Administration organs mandatory to the construction or operation of the new settlements, except if resultant from imputable fact to the Concessionaire.
5.2.12	delays in the works resultant from the late acquisition of the environmental licenses when the period of analysis of the environmental sector responsible for emitting the licenses takes more than the legislation, except if resultant from imputable fact to the Concessionaire.
5.2.13	costs related to the liabilities resultant from the labor relations previous to the date of the transference of the working contract, either or not object of judicial claim, including all social security encumbrances, in observance to the item 2.21.6

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5.2.14	costs related to the fiscal liabilities, social securities, civil and others resultant from the acts or previous fact to Step 3 of Stage I-A, except if resultant from acts of the Concessionaire related to the execution of Stage I- B of the Contract; and
5.2.15	costs related to the environmental liabilities with origin and that has yet been known to the date of the publication of the Invitation to Auction of the Concession.
5.2.15.1	Costs related to the confirmation of the existence of soil and groundwater contamination in the area of the airport resultant fro the acts or fact previous to the Date of Efficacy of the Contract.
5.3	The Concessionaire is exclusively and entirely responsible for any other risks related to the present Concession, except for the ones expressly allocated to the Grantor in the Contract.

Section II – The Risks of the Concessionaire

5.4	In observance to the item 5.2., it is constituted risks exclusively borne by the Concessionaire:
5.4.1	price increase in the input to the execution of the constructions, except those directly resultant from the tax changes, under the terms of item 5.1.7;
5.4.2	investments, costs or additional expenses resultant from the elevation of the operational costs and of purchase or maintenances of the equipment;
5.4.3	non-realization of the projected demand or its reduction by any reason, as well as if resultant of the implementation of new airport infrastructures in or out the area of control of the Airport, except for the previous stated in item 5.1.3;
5.4.4	incorrect estimative of the costs of investments to be done by the Concessionaire;
5.4.5	Investments, costs or additional expenses necessary to accomplish PEA or of any contractual obligations, the level of the service mentioned in the quality of the rendering of services predetermined in the Contract;
5.4.6	incorrect estimative of the time schedule of the investment execution;
5.4.7	losses resultant from the fault in the security of the place of the execution of the works;
5.4.8	geological situation of the Airport different from the stated to the execution of the works, except for the statement determined in item 0;
5.4.9	capital cost increase, including the results of the increase in the interest rates;
5.4.10	variation of the rate of exchange;
5.4.11	variation of the demand for services rendered in the Airport; 5.3.12.default of the Users in the payment of the Tariffs;

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5.3.13.	losses to third parties directly or indirectly caused by the Concessionaire or by any other person or legal entity bonded to the Concessionaire, as a result of the construction or rendering of Services;
5.3.14.	losses resultant from errors in the process of construction that give rise to reconstruct a part of or the entire construction;
5.3.15.	delays originated for not holding the authorizations, licenses and permission of the Federal Public Administration demanded to the construction or operation of the new facilities, except resultant from imputable fact to the Federal Public Administration;
5.3.16.	modifications in the projects submitted to the Concessionaire that were not been requested by ANAC, except for the statement determined in item 5.1.2;
5.3.17.	technological modifications implemented by the Concessionaire and that were not requested by ANAC;
5.3.18.	work stoppage by the employees contracted by the Concessionaire or by the Subcontracted parties and contractor to the Concessionaire;
5.3.19.	costs of third parties legal claim expenses against the Concessionaire or Subcontracted resultant from the execution of the Concession, except for imputable facts to the Grantor and in observance to the statements determined in items 5.1.13 and 5.1.14;
5.3.20.	civil liability, administrative and criminal for environmental damages, except those resultant directly from the Public Power constructions, mentioned in Annex 3 – Public Power Works and those stated in item 5.1.15;
5.3.21.	impossibility of achievement of the capacities stated in Annex 11 – Capacity of the Runaway System, when not resultant from the decision or omission of public entities;
5.3.22.	occurrence of Acts of God and force majeure events when its coverage is accepted by security companies, in the Brazilian market;
5.3.23.	costs of casual rescission of celebrated contracts that involve the usage of space in the Airport Complex that are in force at the beginning of Step 3 of Stage I-A; and
5.3.24.	any other risks relative to the execution of the object of the Concession, that are not expressly stated in item 5.1.
5.5	The Concessionaire declares:
5.5.1	to have full acknowledgement of the nature and depth of the risks assumed by the Concessionaire in the Contract; and
5.5.2	to have taken into consideration the aforementioned risks in the constitution of the Proposal and signature of the Contract of Concession;
5.6	The Concessionaire will not be entitled of the recovery of the economical-financial stability, when any of the risks not expressly allocated to the Grantor, in special, the non-accomplishment of the demand projected by the Concessionaire, take place.

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CHAPTER VI – THE ECONOMICAL-FINANCIAL STABILITY

6.1.	The economical-financial stability will be kept whenever the conditions of the Contracts are attended and the allocation of risks in the present contract are respected.
6.2.	The economical-financial stability of the contract will be preserved by mechanisms of readjustment and of revision.

Section I – Readjustment

6.3.	The readjustment will fall into the Tariffs predetermined in Annex 4 – Tariffs that aim to preserve the economical-financial stability agreed, except for the tariffs fixed in percentages.
6.4.	When the emission of the Service Order in STAGE I the Tariffs previously state in Annex 4 – Tariffs will be readjusted by the IPCA index, having as a reference the date when the Call for Bid was made public, in observance to the following formula:

P1= P0x (IPCA1/IPCA0)

where:

P1 corresponds to the Tariffs readjusted when the emission of the service order of STAGE I;

P0 corresponds to the Tariffs referent to the date when the Call for Bid was made public;

IPCA1/IPCA0 correspond to the IPCA accumulated in the period between the date of the publication of the Call for Bid and the emission of the STAGE I Service Order.

6.5.	After the first readjustment, the previewed Tariffs in Annex 4 – Tariffs will be readjusted yearly by IPCA index, taking as a reference the date of the last readjustment, in observance to the following formula:

Pt=At+Bt

for t=2, we have At= Pt-1× (IPCAt/IPCAt-1)×(1-Xt) and Bt= At×(-Qt) for t>2, we have At= At-1× (IPCAt/IPCAt-1)×(1-Xt) and Bt= At×(-Qt)

where:

Pt corresponds to the Tariffs previously stated in Annex 4 – Tariffs;

At is the component that embodies the inflation index and the effects of X factor; Btis the component that embodies the effects of the Q factor;

IPCAt is the index referent to the IPCA of the previous month from the readjustment; Xt is the factor of productivity to be defined, under the terms of the Contract, in accordance with the methodology to be settled in the regulation of ANAC, previously submitted to the public discussion;

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Qt is the factor of quality of services, in conformity with stated in Annex 2 – Airport Exploration Plan.

6.5.1.	The Tariffs referent to the storage activity and wharfage will not be submitted to the application of X and Q factors.
6.6.	The X factor might affect either positively or negatively on the result of the yearly adjustment depending on the evolution of the variables associated to the production and efficiency of the airport industry and/or of the Airport.
6.7.	The settlement of the calculus methodology of x fact shall be guided by the observed gains and potential of productivity of the airport industry relevant and/or of the Airport.
6.8.	The data base used in the calculus of productivity might contain data related to the number of passengers, landings, maximum weight limit to fly, number of employees, revenues, investments, operational costs amongst others.
6.9.	The X factor of the above formula will be adopted in a differentiated way during the first years of the Concession, in accordance with stated in Annex 11 – X Factor.
6.10.	When the Revision of the Concession Parameters, the Quality Service Indicators, as well as the methodology of calculus of Q factor, might be reviewed by ANAC, after the public hearing, in order to create incentives for improvement of the quality service rendered, to be adopted in every tariff readjustment up to the next Revision of the Parameters of Concession.
6.11.	The Q factor of the formula above will be adopted in a differentiated way during the first years of the concession, in accordance with stated in PEA.
6.12.	The Q factor might affect either positively or negatively on the result of the yearly adjustment depending on the resulting performance of the Concessionaire in relation to the quality of the service.
6.13.	The readjustment will be implemented, in conformity with the Contract, and homologated by ANAC upon publication in Diário Oficial da União newspaper.

Section II – The Revision of Concession Parameter

6.14.	The Revision of Concession Parameters will be done in every period of 5 (five) years of the period of concession.
6.15.	The Revision of Concession Parameter aims to permit the determination of:
6.15.1.	indicators of Service Quality
6.15.2.	methodology of calculus of the X and Q factors; and
6.15.3.	Discount Rate to be used in the Marginal Cash Flow.
6.16.	The parameters mentioned in item 6.13.1 will be adopted up to the rescission of the subsequent process of Revision of Concession Parameter.

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6.17.	The first Revision of the Concession Parameter will initiate and conclude in the fifth year of the concession, from the Date of Efficacy, and the followings in every period of 5 (five) years, initiating and finishing in the fifth year of the each period, in a way to turn possible the accomplishment stated in item 6.16.
6.18.	From the second process of Revision of Concession Parameter, of which will occur in the tenth year of the concession period, ANAC, seeking to preserve the economical-financial stability of the Contract, will hold the prerogative of adopting other parameters in addition to the ones mentioned in item 6.15, respecting the allocation of risks stated in the present Contract.
6.19.	The procedures relative to the Revision of Concession Parameters will be preceded by public discussion.

Section III – The Extraordinary Revision

6.20.	The procedures of Extraordinary Review aim the recovery of the economical- financial stability of the Contract, in order to compensate the losses and gains of the Concessionaire, duly proved, in virtue of the occurrence of events listed in CHAPTER V – Section I of the Contract, as long as it implicates in relevant modifications of the costs and revenues of the Concessionaire.
6.20.1.	In cases of Extraordinary Revision resultant from events related to the risks predicted in items 5.1.13 and 0, the Concessionaire shall submit to ANAC a request of revision instructed with documents that demonstrate the responsibility of the grantor by the events, as well as prove the spending effectively made.
6.21.	ANAC holds the prerogative to choose, within the measures listed bellows, individually or not, how the recovery of the economical-financial stability will be implemented.
6.21.1.	modification of the value of the tariffs;
6.21.2.	modification of the duration of Concession;
6.21.3.	modification of the contractual obligations of the Concessionaire; or
6.21.4.	another means stated in common agreement between ANAC and Concessionaire, before previous approval of the Secretary of Civil Aviation of the Presidency of Republic.
6.22.	When choosing the measure to implement the recovery of the economical- financial stability, ANAC shall take into account the periodicity and the amount of overdue payment and to-be under the Concessionaire responsibility, related to the financing contracts celebrated to the execution work of the object of Concession.
6.23.	In the recovery of the economical-financial stability of the Contract, it shall be mentioned, amongst others, the following conditions:

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6.23.1.	the economic gains resultant from new generating sources of Tariff Revenues that were not predicted when the initial calculus of the maximum tariff, in observance to a reasonable and affordable tariff; and
6.23.2.	the economic gains that are not directly resultant from the entrepreneurial efficiency, in situations such as the reduction of taxes and legal charges and of new rules on the services, in line with the regulations by ANAC.
6.24.	The procedure of Concession economical-financial stability recovery shall be concluded in a period no longer than 90 (ninety) days, except the situations duly justified, in which the prorogation of the period is necessary.
6.25.	The Extraordinary Revision will occur independently or when requested by the Concessionaire.
6.26.	To the Extraordinary Revision, it shall be adopted the Annex 5 – Marginal Cash Flow, where it is stated the procedures to the elaboration of the Marginal Cash Flow of each generating event of the economical-financial instability of the Contract, in order to calculate the financial compensation that voids the positive or negative financial impacts of the event that gave rise to the instability.
6.27.	The Extraordinary Revision requested by the Concessionaire shall be instructed with:
6.27.1.	technical report or expert opinion, that indicates the financial impact, verified or projected, as a result of the event in the cash account of the Concessionaire in conformity with Annex 5 – Marginal Cash Flow; and
6.27.2.	all documents necessary to the demonstration of the suitability of the action.
6.28.	ANAC may request other documents, like specific economical opinions, elaborated by independent entities contracted by the Concessionaire under the request of ANAC.
6.29.	All costs with diligences and necessary studies to the plenty instruction of the request shall be under the Concessionaire responsibility, though resultant from determinations by ANAC.
6.30.	The procedure of Extraordinary Revision initiated by ANANC shall be object of communication to the Concessionaire.
6.31.	The lack of manifestation by the Concessionaire during the consigned period in the communication, of which shall not be less than 30 (thirty) days, will be considered as an agreement of the subject of the proposal of ANAC’s Extraordinary Revision.
6.32.	When new investments or services requested by ANAC and not foreseen in the Contract, ANAC might request to the Concessionaire, previously to the process of economical-financial stability recovery, the elaboration of the basic project of works and services, considering that:

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6.32.1.	the mentioned basic project shall contain all the necessary elements to the pricing of investment and to the estimative of impact of the work over the Concessionaire revenues, in accordance with the best practices and market criteria, everything in accordance with the technical norms and directives incidentally established by ANAC about the subject; and
6.32.2.	ANAC will set the limit value of the cost of projects and studies to be undertaken to the financial-economical stability recovery.

CHAPTER VII – INSPECTION

7.1.	The inspection of the concession will be made by ANAC.
7.2.	To the verification of the compliance of IQS by the Concessionaire, ANAC might request the support of the technical service of expert companies of independent auditing, to be appointed, contracted and reimbursed by the Concessionaire, holding ANAC the right of veto in the appointment given by the Concessionaire.
7.3.	During the execution of the work, the persons/company appointed to inspect the Concessionaire will have free access, at any given time, to the data related to the administration, accountant and technical, economical and financial resources of the Concessionaire, as well as related to the construction, equipment and facilities part of bonded to the concession.
7.4.	ANAC will exercise the inspection over the activities made in STAGES I-A, I-B and II of the Contract, determining the execution of actions or the suspension of the activities that are being performed in disagreement with the terms of PEA, in line with the statements foreseen in the Contract or with the legislation and regulations of the sector.
7.5.	ANAC may at any time and under any circumstances, contact any sector of communication of the Concessionaire, to verify the progress or solution of specific events.
7.6.	It is on the Concessionary responsibility to pay the TFAC, in favor to ANAC, in accordance with stated in the legislation in force.

CHAPTER VIII – THE PENALTIES

8.1.	The non-compliance with the Clauses of the present contract its Annexes, of the Call for Bid and with the norms and regulations edited by ANAC will give rise to the application of the following penalties, in no detriment to the others stated in legal dispositions and regulations of ANAC.
8.1.1.	admonition;
8.1.2.	fine;

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8.1.3.	temporary suspension to participate in biddings to hold new concessions or authorizations to explore the airport infrastructure, as well as impediment to contract with ANAC; and
8.1.4.	Sunset-Law.

Section I – Admonition

8.2.	To minor offenses and non-repeat offense, the penalty imposed by ANAC to the Concessionaire might be limited to the admonition, of which shall be in a written and formal form, and with reference to the necessary measures to the correction of the non-compliance.

Section II – The fine

8.3.	The fine might be issued cumulatively to other sanctions foreseen in the Contract.
8.4.	In no detriment to the regulations emitted by ANAC, the fine will be issued due to the non-accomplishment or late accomplishment of the obligations stated below, in conformity with the maximum limits defined for each situation:

Event or occurrence	Maximum limit of fine to be issued
a) in the failure of providing ANAC with any documents or information relevant to the Concession, including the financings, investments, insurances, contracts and agreements of any nature made with third parties, as well as the modifications throughout the Concession;	1 URTA per day
b) non-contract or non-maintenance in force, during all the valid period of the Concession, of the insurance policy, with a minimum valid period of 12 (twelve) months, that guarantee the continuity and efficacy of the operations made in the Airport, that are sufficient to the coverage foreseen in the Contract of Concession;	100 URTA per day
c) non-contract or maintenance of the contractual execution bonds in disagreement with the obligations foreseen in the Contract;	100 URTA per day

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d) non-achievement of the standard established to each Indicator of Quality Service either for 2 consecutive periods or not;	50 URTA per occurrence
e) having been made 3 admonitions to the Concessionary, either or not related to the same fact;	50 URTA per occurance
f) decree of a sunset law of the Concession	25,000 URTA
g) non-collection in due time of any fine issued;	1 URTA per day
h) non-submission of the PGI or any of its revision in the due time foreseen in PEA;	10 URTA per day
i) nonattendance of certain mandatory item of PGI or any of its periodical revisions;	10 URTA per missing item per day
j) non-implementation of any starting or conclusion of actions foreseen in PGI or in any of its periodical revisions, in the due period set in the mentioned documents;	1,000 URTA per occurrence and 10 URTA per overdue date
k) non-submission of the PQS in the due time foreseen in PEA	10 URTA per day
l) non- compliance with the delivery date of the amplifications foreseen in Stage I-B and the total attendance to PEA	10,000 URTA per occurrence and 100 URTA per overdue date
8.5.	When the failure in the execution of other contractual obligations not mentioned in the previous item, it will be considered the following maximum values of fine:
8.5.1.	Failure or delay in the accomplishment of the continuous obligations: up to 100 (one hundred) URTA per day of disobedience or delay;
8.5.2.	Failure to attend the non-continuous obligations: up to 1,000 (one thousand) URTA per event.
8.6.	The failure in the payment of the fine in the due date set will generate the application of interests correspondent to the variation pro rata die of the SELIC index, from the date of the respective overdue date to the date of payment, as well as the possibility of executing the Insurance of Contractual Execution.

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Section III – The Suspension of the Right to Participate in Bids and to Contract with the Federal Public Administration

8.7.	The suspension of the right to participate in the biddings and to contract with the Federal Public Administration will take place in cases of repeated practices of contractual or regulatory contraventions, including those giving rise to the applicability of sunset-law penalties in accordance with the terms in Chapter VIII of the present Contract, in addition to the situations foreseen in the applicable legislation and regulations, giving a special attention to those state in art. 88 of Law n.8.666/1993.
8.8.	A The penalty foreseen in the present chapter also applies to the control shareholder of the Concessionaire. It is interpreted as the shareholder or group of shareholders those who/which detain the control of the Private Shareholder, and cannot be applicable for a period over 2 years.

Section IV – The Sunset-Law

8.9.	A. The sunset-law penalty will be enforced in situations and in conformity with the procedure stated in Chapter XIII of the present Contract.

Section V – The Procedure to Exert the Penalties

8.10.	The penalties shall be exerted upon justified decision from ANAC, ensured to the Concessionaire the right to defense and the due process of law, under the term of the regulation in force, taking into account the following circumstances:
8.10.1.	the nature and the seriousness of the offence;
8.10.2.	the technical character and the norms of the render of service; 8.10.3.the damages resultant from the offense to the service and to the users;
8.10.4.	the advantages received by the Concessionaire as a result of the offence;
8.10.5.	the proportionality between the gravity of the lack and depth of the sanction, including the number of users affected;
8.10.6.	the aggravating and mitigating general circumstances;
8.10.7.	the record of the offences of the Concessionaire; and
8.10.8.	the repeat offence of the Concessionaire in committing offence.
8.11.	Having served the penalties imposed by ANAC does not withdraw the Concessionaire from accomplishing the obligations and from the responsibilities foreseen in the Contract, as well as from indemnifying incidental losses and damages caused to ANAC, to its employees, to the users or third parties, as a result of the activities related to the Concession.

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Section VI - Precautionary Measures

8.12.	The imposition of the penalties to the Concessionary does not withdraw the possibility of application of the precautionary measures by ANAC, seeking to preserve the physical or patrimonial integrity of third parties, such as: detention, interdiction of facilities, apprehension, embargo of constructions, as well as other measures foreseen in the legislation and regulation of the sector.

CHAPTER IX – SUBCONTRACTING

9.1.	It is admitted the subcontracting of construction and services by the Concessionary.
9.2.	The subcontracting of constructions and services do not withdraw the responsibility of the Concessionary for the compliance with the contractual clauses, as well as with the legislation and regulation of the sector.
9.3.	ANAC may prohibit contracts and any kind of agreement or adjustment that are not in line with the conditions of the market, celebrated by the Concessionary with its Related Parties or with the Related Parties of the Private Shareholder.

CHAPTER X - THE TRANSFERENCE OF THE CONCESSION AND OF THE CONTROL OF THE SOCIETY

10.1.	During all the period of the Concession, the Concessionaire and the Private Shareholder cannot make any changes, either directly or indirectly, in the respective control of the society nor transfer the Concession without previous and written agreement of ANAC, under the penalty of sunset-law.
10.2.	It will depend on previous approval of ANAC the scission, transformation, the incorporation, the reduction of the concessionaire capital, in no detriment to the competencies of the Administrative Council for Economic Defense – CADE – foreseen in law.
10.3.	To the transference of the control of society or of the Concession, the Concessionaire shall submit to ANAC the request indicating and proving the requirements of legal, fiscal, technical and economical qualification of legal entities interested, necessary to the assumption of the Concession, as well as demonstrating the commitment to comply with all clauses of the Contract.
10.4.	ANAC will authorize or not the request of the Concessionaire through the act duly motivated.

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10.5.	The Private Shareholder shall always keep the direct control of the Concessionaire, allowed to alienate the shares of the Concessionaire to third parties, in accordance with the conditions established in items 10.7 and 0 of the present Contract.
10.5.1.	Regulation of ANAC will make available incidental modifications in the criterion of controlling the concessionaire and might discipline the alienation of the shares of the Concessionaire through public offer in Stock Market.
10.6.	Except for the Shareholder Agreement celebrated with Infraero, it is prohibited to the Private Shareholder to celebrate any agreement with shareholders or equivalent adjustment related to the Concessionaire during all the duration of the concession.
10.7.	Within the first five (5) years of the Concession period, as of the effective date, the following rules shall be observed:
10.7.1.	The Private Shareholder shall hold, at minimum, 51% of the shares with the right to vote of the Concessionaire. The alienation of the shares to third parties or to publicly offer shall not be permitted.
10.7.2.	The modification in the shareholding structure of the Private Shareholder that does not implicate the modification of the control of the society can only be made upon previous and written agreement of ANAC, in observance to the item 10.4; and
10.7.3.	The Private Shareholder shall not admit, as shareholder, any entity, its controllers, controlled, associated companies, that are directly or indirectly shareholders of the Concessionaire of other Airports object of the Call for Auction n. 2/2011.
10.8.	After the course of the period of 5 (five) years foreseen in item 10.7, it will be observed the following rules:
10.8.1.	the entities, its controllers, controlled, associated companies or entities under common control, that are directly or indirectly the shareholders of the Concessionaires of Airports object of the Call for Auction n. 2/2011, shall only be admitted as shareholder of the Concessionaire upon previous and written agreement of ANAC.
10.8.2.	in no detriment to the item 10.8.1, the modification in the shareholder composition of the Private Shareholder that does not implicate modification in the control of society may be made without previous agreement of ANAC, upon communication in up to 15 (fifteen) days after the change is made.
10.8.3.	the shares of the Concessionaire may be transferred, independently from previous agreement of ANAC in situations where there is no transference of Control.
10.8.4.	in cases where there is transference of the Control of the Concessionaire, it will observed the disposition in the Contract, in special the ones in items 10.3 and 10.4.

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10.9.	ANAC may authorize the transference of the control of the Concessionaire to the Financial Backer with the objective to promote its financial restructuring and ensure the continuity of the exploration of the object of the Concession, under the conditions agreed, directly, between the SPE and the Financial Backer.
10.10.	The transference of the control of the Concessionaire shall be formalized, in a written statement, where the Financial Backer shall make the commitment to comply with the clauses of the Contract, in accordance with the art. 27 of Law n. 8.987, February 13th 1995.
10.11.	For the transference ends, the Financial Backer shall fulfill the demands of financial good standing, legal and fiscal regularities necessary to the assumption of service, upon the submission of necessary documents demanded by ANAC at the time of the event.
10.12.	The assumption of control of the Concessionaire by the Financial Backers or collateral provider shall not change the obligations of the Concessionaire and of its Controller before ANAC.

CHAPTER XI - THE USAGE OF THE SPACE IN THE AIRPORT COMPLEX

Section I – General Dispositions

11.1.	The Concessionaire may celebrate with third parties, service renderers of air transportation, air transportation auxiliary services or explorers of other economical activities, contracts that involve the usage of space in the Airport Complex, under the private law, in observance to the regulation in force, as well as:
11.1.1.	the period of validity shall not be longer than the Contract of Concession;
11.1.2.	the remuneration shall be freely agreed between the Concessionaire and the other contracting party;
11.1.3.	the terms shall not compromise the security standards and the quality of the service offered;
11.1.4.	it will not be permitted the exploration of activity or the publicity media that contravenes the legislation in force, that is against the moral and good manners, of religious meaning or party political;
11.1.5.	when anticipated the extinction of the Concession, including the sunset-law cases and expropriation for public and social interest, the Grantor or the new operator of the Airport may, independently from indemnity, denounce the contracts celebrated by the Concessionaire involving the usage of space related to the Concession, except if the celebration of the contract was preceded by a written approval of ANAC in cases where the elevated amount of the investments to be made by the transferee justify the maintenance even when the anticipated extinction of the Concession; and

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11.1.6.	The concessionaire may, in conformity with the regulation of ANAC, celebrate with Air Companies:
11.1.6.1.	contracts that give the right to construct, maintain or use, with exclusivity or priority, terminal or parts of the terminal; or
11.1.6.2.	other contracts related to the use of space in the Airport Complex, in order to assure a fair treatment to different agents.

11.1.7.	ANAC will have access, at any given time, to all contracts that the Concessionaire celebrate to formalize the usage of the space in the Airport Complex.

11.2.	In all contracts that the Concessionaire celebrate to formalized the usage of space in the Airport Complex with the objective of economical exploration shall contain the right of the third parties:
11.2.1.	make available, at any time, as well as under the request of ANAC, the financial statements related to the exploration made; and
11.2.2.	adopt separated accountancy to each of the activities explored, in accordance with the accountant norms in force.
11.3.	The Concessionaire will assume all obligations and rights related to the contracts that regard the usage of space in the Airport Complex that are subrogated by Infraero during Stage I-A.
11.4.	The Concessionaire will make available space and time of the media and spots destined to the publicity of the media in the Airport Complex to institutional publicity of public interest, without financial encumbrance to the Public Power, under definition to be given by ANAC.
11.4.1.	In the institutional areas destined to mandatory public services by the legislation and regulation in force, the Concessionaire will give the space to the settlement of organs and Public Power entities without financial encumbrance, except for the apportionment of the ordinary expenses of Airport Complex.

Section II – The Areas and Operational Activities

11.5.	It is considered Area and Operational Activities of the Airport Complex those essential to the rendering of services of air transportation such as dispatches of aircrafts, passengers and luggage, auxiliary services of ramps, loading and unloading of aircrafts, reception, dispatch of cargo and goods transported by aircrafts, fuel and lubricant supply, amongst others that might be defined by ANAC.

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11.6.	The remuneration by the usage of Area and Operational Activities for the realization of activities peculiar to the service renderer of air transportation and of the auxiliary services to the air transport will be freely agreed between the Concessionaire and the contracting parties. Any discriminatory and abusive practices shall be prohibited, under the terms of the legislation in force and regulation of ANAC.
11.6.1.	When conflicts take place, it shall preferably be resolved by direct agreements set between the contracting parties;
11.6.2.	It is upon ANAC criterion to set, administratively, conflicts of interests not- resolved by direct agreements established between the parties;
11.6.3.	To evaluate the observance stated in item 11.6, ANAC will monitor the prices practice by the Concessionaire in Area and Operational Activities and observe the practices of the market, upon its own criterion the comparison of prices practiced in other airports in Brazil and abroad and the analysis of costs related to the usage of Area and Operational Activities.
11.6.4.	When the non-compliance of dispositions stated in item 11.6, ANAC shall, at any time, establish the regularity of prices related to the usage of Area and Operational Activities through the maximum-tariffs, maximum revenue or other method to be established in specific regulations after public discussion, situation in which the Concessionaire will not be entitled to the economical-financial rebalancing of the contract.
11.7.	It is assured the free access in order to the Air Companies or third parties actuate in the rendering of auxiliary services to the air transportation, observed the regulation in force, as well as when the direct render of these services by the Concessionaire. Any discriminatory and abusive practices shall be prohibited, under the terms of the legislation in force and the regulations of ANAC.
11.8.	When the lack of capacity to attend the request of new rendering of auxiliary services to air transportation, the Concessionaire shall request ANAC the authorization to limit the number of renderers of these services in the Airport. It shall be upon ANAC to delimit the minimum number of auxiliary service renderer, which might be differentiated according to the nature of the service.
11.8.1.	The limitation stated in the previous item shall be applied to accidental reduction on the number of service renderers in activity in the Airport Complex, in observation to the directives fixed in regulation of ANAC.
11.9.	To auxiliary services which complexity, cost or environmental impact turn unviable the division and/or duplication of the correspondent infrastructure, becoming non- economical the rendering of service by more than one company, the Concessionaire shall request authorization to ANAC to render these services exclusively.

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CHAPTER XII – THE INTERVENTION

12.1.	ANAC may, in no detriment to the applicable penalties and of applicable responsibilities, in an exception situation, intervene in the Concession, in order to assure the adequacy in the rendering of services, as well as the compliance by the Concessionary with the contractual, regulatory and legal norms to the case, when considering that such lack of compliance affect substantially the capacity of the Concessionaire in the execution of services foreseen in the present Contract.
12.2.	The intervention shall be decreed by ANAC, that will appoint the intervener, the duration of the period, the objectives and limits of the measure.
12.3.	In a period of 30 (thirty) days from the declaration of the intervention, ANAC shall settle the competent administrative procedure to prove the determining clauses of the measure and verify the responsibilities, guaranteeing to the Concessionaire the right of contradictory and full defense.
12.4.	The administrative procedure shall be concluded in a period up to 180 (one hundred and eighty days), under the penalty of considering the intervention invalid.
12.5.	The intervention will be declared voided if proved that the legal and regulatory requirements were not observed to its decreeing, situation in which the service and properties bonded to the Concession shall be returned immediately to the Concessionaire, in no detriment to the income statement by the intervener and by the economical-financial stability recovery of the contract to indemnities that might be called upon.
12.6.	It is on the intervener to decide for the maintenance or not of the payments resultant form the obligations contracted by the Concessionaire previously to the intervention, seeking for the necessity of continuity of the rendering of service granted.
12.7.	If the revenues of the Concession are not sufficient to cover the necessary expenses for the continuity of the granted service, ANAC might execute the Insurance of Contractual Execution in order to obtain the desirable resources.
12.8.	When the guarantee is not sufficient, the Concessionaire shall reimburse ANAC, in a period no longer than 90 (ninety) days from the request to this end.
12.9.	As a result of the intervention, it may be considered extinct the Concession, in obedience to the following items:

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CHAPTER XIII – THE RESCISSION OF THE CONCESSION

13.1.	The Concession will be considered terminated, in observance to the specific legal norms, when:
13.1.1.	terminates the duration of the contract;
13.1.2.	expropriation for public and social interest;
13.1.3.	sunset-law
13.1.4.	rescission;
13.1.5.	voidance;
13.1.6.	bankruptcy or rescission of the concessionaire; or
13.2.	In addition to the situations foreseen in item 13.1, the occurrence of Acts of God or force majeure, regularly proved and preventive from the execution of the Contract, may give rise to the extinction of the concession.
13.3.	In case of the rescission of the Concession, ANAC may:
13.3.1.	assume the rendering or service granted, at the place and situation left;
13.3.2.	occupy and use the places, facilities, equipment, materials and human resources employed in the execution of the service, necessary to its continuity;
13.3.3.	apply the penalties for each situation, mainly for the reversion of properties in disagreement with Annex 8 – Term of Definitive Acceptance and of Permission to Use the Assets; and
13.3.4.	detain and execute the contractual guarantees, to the reception of administrative fines and indemnity of damages caused by the Concessionaire.
13.4.	During the validity of the Contract, ANAC and third parties will be authorized to proceed with studies and technical visits that aim to promote or give continuity to new bidding procedures.
13.5.	Two years before the rescission of the duration of the Contract, the Concessionaire shall submit to ANAC the technical and administrative documentation, as well as necessary operational advice.
13.6.	At the end of the Concession, ANAC will inspect the Airport and write the Term of Definitive Acknowledgement of its operation. After the signature of this Term, the Concessionaire shall transfer to the Union, or whichever the Union appoints, the operation of the Airport.
13.7.	Terminated the Concession, the equipment, facilities and other properties, rights and privileges related to the service granted, under the terms of the law, shall automatically return to the Union, including those transferred to the Concessionaire by ANAC according to the inventory that follows the Term of Definitive Acceptance.

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13.8.	At the rescission of the Concession, the properties to be returned to the Union shall be free and unattached from any encumbrances or duties.
13.9.	In any of the situations of the Concession’s rescission, the Concessionaire shall elaborate a complete inventory of all properties related to the Concession and deliver it to ANAC within the period requested.

Section I – The Advent of the Contractual Term

13.10.	The end of the duration of the contract will imply, of fully right, the extinction of the Concession.
13.11.	The Concessionaire shall take all reasonable measures and cooperate in all possible means with ANAC enabling the services object of Concession continue to be rendered uninterruptible, as well as prevent and mitigate any inconvenient or risk to the health and security of the Users and ANAC’s employees.
13.12.	Until 2 (two) years before the date of the rescission of Concession duration, the Concessionaire shall submit a Program of Operational Demobilization to the approval of ANAC, in a period no longer than 6 (six) months.
13.12.1.	In line with the term of the concession, the reversion of the properties related to the Concession will be reverted to the Union, without any rights of indemnity to the Concessionaire.

Section II – The expropriation for public and social interest

13.13.	In order to attend the public interest, upon specific authorizing law, ANAC may retake the Concession, after having ensured the previous payment of the indemnity composed by the following installments:
13.13.1.	up-dated debt balance overdue and to-be of any financings contracted by the Concessionaire to the investment stated in PEA, including principal and interests;
13.13.2.	investments made with equity shareholders to the accomplishment of the contractual obligations not yet amortized or depreciated; and
13.13.3.	cost of demobilization, including the value of all duly charges and encumbrances resultant from fines, rescissions and indemnities owed to the employees, suppliers and other third party creditors of the Concessionaire, at any title.
13.14.	The part of the indemnity, duly owed to the Concessionaire, corresponding to the debt of financings, may be paid directly to the Financial Backers. The remaining amount shall be paid directly to the Concessionaire.
13.15.	The fines, indemnities and any other due values by the Concessionaire will be discounted of the predicted indemnity in cases of expropriation for public and social interest, up to the limit of the debt of the contracted financings by the Concessionaire to comply with the obligations of the investment foreseen in the Contract.

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Section III – Sunset-Law

13.16.	The sunset-law of the Concession may be declared, under the situations numbered in Law n. 8.987, February 13th 1995, and its modifications.
13.17.	It is likely to have a decree of Sunset-Law the situations stated in art. 38, § 1, II, Law n. 8.987/1995, the non-compliance with contractual, regulatory and legal obligations that might have great negative impact in the adequate rendering of service granted, emphasizing the reiteration or the lingering of the following contractual non-compliances:
13.17.1.	non-maintenance of the validity of the insurances demanded by the Contract;
13.17.2.	non-maintenance of the integrity of the Contractual Insurance Execution, in accordance with stated in the present contract; proved fraud in the calculus of the Variable Contribution payment, specially by the artificial reduction of the calculus base, due to, within other hypotheses, the changes in the accountant data of the Concessionaire and to the contract of prices artificially reduced with third parties; or
13.18.	ANAC may promote the declaration of the Sunset-law of the Concession, that will be preceded of the competent administrative procedure to the verification of partial or total non-compliance, ensuring to the Concessionaire the right of full defense as well as the contradictory.
13.19.	The submission of administrative procedure to the declaration of the Sunset- Law shall be preceded of communication to the Concessionaire and to the Financial Backers, highlighting the non-compliance situation and giving reasonable time, not least than 30 (thirty) days, to fix the irregularities.
13.20.	Before the declaration of the Sunset-Law, ANAC will send a notification to the Financial Backers for them to speak in a period not least than 30(thirty) days about the intention to assume the Concession.
13.21.	The due indemnity to the Concessionaire in case of Sunset-Provision shall be restricted to the investments bonded to Reversible Properties yet not amortized, discounting:
13.21.1.	the losses caused by the Concessionaire as a result of the non-compliance with contractual obligations and the due values by the Concessionaire to the Union and to ANAC;
13.21.2.	contractual fines applicable to the Concessionaire that have not been paid upon the date of the payment of the indemnity amount; and

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13.21.3.	any values received by the Concessionaire as coverage to the insurances related to the events or circumstances that gave rise to the declaration of Sunset-Provision.
13.22.	The part of the indemnity, owe to the Concessionaire, corresponding to the debt of financings effectively applied in investments in the Airport Complex, shall be directly paid to the Financial Backers, upon the criterion of the Grantor. The remaining shall be paid directly to the Concessionaire.
13.23.	The declaration of Sunset-Provision will also bring on:
13.23.1.	the execution of the Insurance of Contractual Execution; and
13.23.2.	the retention of occasional credits resultant from the Contract, upon the limit of the losses cased to the Grantor.
13.24.	The declaration of the Sunset-Provision shall not bring on, to the Grantor, any kind of responsibility in relation to the encumbrance, duties, obligations or compromises with third parties assumed by the Concessionaire, clearly in relation to the obligations of labor, tax and social security nature.

Section IV – The Rescission

13.25.	The contract of concession might be rescinded by the initiative of the concessionaire, in case of non-compliance with the contractual norms by the Grantor, upon lawsuits specially brought to this end.
13.26.	The Concessionaire shall only detach from the assumed obligations in the Contract, as well from the continuity of the rendering of service, when the non- compliance from the Grantor, after the final legal decision that decree the rescission of the Contract.
13.27.	The due indemnity to the Concessionaire, in case of judicial rescission of the Contract by fault of the Grantor, it will be equal to the expropriation for public and social interest and calculated under the form foreseen in item 13.13 in the present Contract.
13.28.	The Contract may also be rescinded by the agreement of the Parties that will share the spending and expenses related.

Section V – The Voidance

13.29.	The Contract shall only be voided under the terms of law in observance to the principle of contradictory and full defense.
13.30.	When the Concessionaire does not give reason for the voidance, the due indemnity shall be equivalent to the expropriation for public and social interest and calculated under the situation foreseen in item 13.13 of the present Contract.
13.31.	When the Concessionaire gives rise to the voidance, the due indemnity shall be equivalent to the situations stated in the Sunset-Provision.

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Section VI – The Bankruptcy or the Extinction of the Concessionaire

13.32.	Under the hypothesis of the extinction of the Contract for bankruptcy or extinction of the Concessionaire, occasional indemnity to the Concessionaire shall be calculated and paid in conformity with the criteria foreseen to the sunset-provision of the Concession, under items 13.20 and 13.21 of this Contract.
13.33.	It will not be done the division of occasional net assets to the Concessionaire extinct between its shareholders, before the payment of all obligations before ANAC, and without the emission of the term of inspection by ANAC, attesting the situation of which the properties bonded to the Concessions are.

CHAPTER XIV – THE REVERSIBLE PROPERTIES

14.1.	With the advent of the term of the Contract of Concession, all properties and facilities bonded to the Airport Exploration, under the terms of items 2.40 and 2.41 of the present Contract.
14.2.	The reverted properties to the Union shall be under adequate conditions of conservation and functioning, to allow the continuity of the services that were the object of the Concession, for a minimum additional period of 24 (twenty-four) months, except for exceptional cases when the life span is less.
14.2.1	The Concessionaire is obliged to keep the inventory up-dated with all the reversible properties of the concession, containing information about its state of conservation, and make available, at any given time, to occasional consultant and inspection of the Grantor.
14.3.	The Concessionaire is obliged to request for authorization from the Grantor whenever it intends to free from the properties considered reversible.

CHAPTER XV – THE TRANSITORY DISPOSITIONS

15.1.	After the signature of the Contract, the Concessionaire shall, within 18 months after the end of Stage I-A, select Infraero’s employees that will be definitively transferred to the Concessionaire. These employees will make the decision on whether or not will continue to work at Infraero or accept the transference to the Concessionaire.
15.2.	The employees transferred to the Concessionaire under the terms foreseen in the previous item shall be ensured by the following rights:
15.2.1.	guaranteed employment for a period of 5 (five) years from the date of the transference limited to the date December 31st 2018.
15.2.2.	working conditions of the contract at minimum equivalent to the practiced by Infraero; and

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15.2.3.	guarantee of maintenance of the bonding to Infraprev – Infraero Institute of Social Security.
15.3.	The Concessionaire shall comply, upon formalization of Partnership of Adhesion with Infraprev, all the obligations the sponsor of the Benefit Plan, under the same conditions practiced by Infraero, for the employees who accept the transference to the Concessionaire. Any delay or non-compliance with the requirements aforementioned shall be sufficient to the usage of the insurance in item 3.1.70.

CHAPTER XVI – FINAL DISPOSITIONS

Section I – Technical Documentation

16.1	All the projects and technical documentation, related to the technical specifications foreseen in the Contract an Annexes, shall be delivered to ANAC, in observance to the industrial property rights.
16.2	The technical documentation submitted to the Concessionaire is of ANAC’s property, prohibited the usage by the Concessionaire to other ends apart form the ones stated in the Contract. The Concessionaire shall keep rigorous confidentiality about the documentation received,

Section II – Intellectual Property

16.3	The Concessionaire cedes, gratuitously, to the Grantor, all projects, plans, blueprints, documents, systems and other properties, tangibles or intangibles, that show necessary to the performance of the functions that are on the Grantor or to the exercise of the right that assist them, under the terms of the Contract, and that have been specifically acquired or elaborated in the development of activities integrated in the Concession.
16.4.	The rights of the intellectual property over the studies and projects elaborated to the specific ends of integrated activities will be transmitted gratuitously to ANAC at the end of the Concession.

Section III – Arbitration

16.5.	Any litigation, controversies or disagreement related to the occasionally duly indemnities when the extinction of the present contract, as well as related to the reverted properties, will be definitively resolved by arbitration, in line with the Arbitration Regulation of the International Chamber of Commerce – CCI (herein, simply “Arbitration Regulation”), observed the dispositions in the present item and Law n. 9.307, September 23rd 1996.
16.6.	The arbitrage will be conduced by a Court of Arbitrage composed by 3 (three) arbitrator: 01 (one) arbitrator appointed by ANAC, 01 (one) arbitrator appointed by the Concessionaire and the third arbitrator, who will preside the Court of Arbitrage, will be appointed by the two arbitrators appointed by the Parties.

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16.7.	When the assignment of the president of the Court of Arbitration does not take place in a period of 30 (thirty) non-stoppable days, from the appointment of the second arbitrator, or when there is not an agreement in the choice, the Court of Arbitrage shall proceed upon its own appointment, under the terms of the Arbitration Regulation.
16.8.	The arbitrage shall take place in Brasilia, Brazil, in the Portuguese language. The Party that wishes to produce proofs in a foreign language or name witness who do not speak Portuguese shall provide the necessary translation or interpreter, whatever is the case.
16.9.	It is elected the court of Legal Section of the Federal District of the Federal Justice exclusively to:
16.10.1	the request of preparatory measures before sending the arbitration case to the Court of Arbitrage, as it is stated in Arbitration Regulation;
16.10.2	the legal filling of voidance claim stated in art. 33, caput, Law n. 9.307/96; and
16.10.3	judicial execution of the arbitration sentence
16.11	The Parties agree, in the present contract, that any necessary urgent measure after the constitution of the Arbitration Court, under the terms of the Arbitration Regulation, shall be only requested to the Arbitration Court.
16.12	The submission to the arbitration, in line with the terms of this item, does not withdraw the Grantor nor the Concessionaire from meeting the obligation to this contract, neither allows it the interruption of the activities related to the concession, in observance to the time barring of this contract.
16.13	In observance to this item, the parties may, under common agreement, elect another Arbitration Chamber, with its respective regulation, to the solution of conflicts.
16.14	The responsibility for the cost of the arbitration procedure shall be determined by the followings:
16.14.1	The Party that request the arbitrage will be responsible for the costs to institute the arbitration procedure, including the advance of the percentage of the legal service to the arbitrators;
16.14.2	The costs and charges referent to occasional measures taken in the arbitration procedure will fall upon the Party that requested the measure. When the measure is requested by the Court of Arbitration, both Parties will share the costs and charges.
16.14.3	The losing party in the arbitration procedure will assume all costs, reimbursing the prevailing party for the expenses already assumed during the procedure; and

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16.14.4	In case of partial up-holding of the case taken to the Arbitration Court, the costs shall be divided between the Parties, if the opinion of the Court, in the ratio of each judicial fee.

Section IV – Court of Jurisdiction

17.1	It is here elected the Legal Section of the Federal District of the Federal Justice to settle any controversies related to the present Contract, in observance to the item 16.5 of the present contract.

Therefore, fair and just and contracted, the Parties sign this Agreement in initial procedure, that will be destined to each of the signatory parties, everything before the witness below mentioned:

Place and date.

Grantor

Concessionaire

Private Shareholder

Infraero

Witnesses:

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ANNEX 1 TO THE BRASILIA INTERNATIONAL AIRPORT
CONCESSION AGREEMENT

AGREEMENT ON THE OBLIGATIONS OF THE
CONTROLLING GROUP

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

BRASILIA INTERNATIONAL AIRPORT

AGREEMENT ON THE OBLIGATIONS OF THE CONTROLLING GROUP

(COMPANY NAME), a company incorporated under the laws of Brazil (or the home country), with registered office in the city of _, state of _, under the Brazilian National Registry of Legal Entities (CNPJ) No. _, herein represented pursuant to its Articles of Association by Messrs. (henceforth);

(COMPANY NAME), a company incorporated under the laws of Brazil (or the home country), with registered office in the city of _, state of _, under the Brazilian National Registry of Legal Entities (CNPJ) No. _, herein represented pursuant to its Articles of Association by Messrs. (henceforth);

(...)

Jointly referred to as PARENT GROUP, sign this AGREEMENT and agree to:

1.	Maintain a shareholders agreement, with at least 50% (fifty percent) of the shares plus one with voting rights pertaining to the Private Shareholder subject to the concession, in the form of the law, and to prohibit transfer, assignment or disposal of, in any form or title, directly or indirectly, subject to or free of charges, in whole or in part, the shares under the concession and/or subscription rights and/or bonus paid out for whichever reason without prior and express consent of ANAC, all in accordance with the terms and rules of the Concession Agreement.

2.	Submit the executed shareholders' agreements and their subsequent amendments in advance to ANAC for approval.

3.	Respond jointly and severally in the event of ownership control of the Concessionaire being taken by the financing entities by means of paying up the amount of the remaining portion of the Concessionaire's share capital.

Brasília,      ,                   ,

Shareholder

Shareholder (...)

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INTERNATIONAL AIRPORT

ANNEX 2 TO THE BRASILIA INTERNATIONAL AIRPORT CONCESSION AGREEMENT

AIRPORT DEVELOPMENT PLAN (PEA)

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

BRASILIA INTERNATIONAL AIRPORT

Contents

1.	Introduction	2

2.	Definitions	2

3.	Scope of the Concession	4

4.	Airport Complex	5

5.	Supporting Activities	6

6.	Mandatory Airport Elements	6

7.	Minimum Specifications for Passenger Terminals	10

8.	Improvements to Airport Infrastructure	12

9.	Infrastructure Management Plan	13

10.	Quality of Service Plan	15

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1.	Introduction

1.1.	The Airport Development Plan (PEA) describes and specifies the scope of the concession; defines the Airport Complex; describes the supporting activities in the concession; describes Mandatory Airport Elements, the minimum required specifications for passenger terminals, the initial investments to improve the infrastructure, and the obligations under the Infrastructure Management Plan; establishes the level of service by means of the Minimum Scaling Parameters; defines the Quality of Service Indicators and describes the methodology to calculate the Q Factor.

2.	Definitions

2.1.	For the purposes of this PEA and without prejudice to other definitions set forth herein, the following terms and phrases are defined as follows:

2.1.1	ACI: Assessment of Facilities Conditions, one of the reports comprising the PGI.

2.1.2	Supporting Activities: These are the business activities carried out in the Airport Complex that may generate Non-Charge Related Revenues for the Concessionaire.

2.1.3	Airport Complex: This is the Concession area, which is comprised by the airport site described in this PEA, including rights-of-way, buildings and lands, as well as the areas occupied with operating, administrative and business development facilities associated with the Concession; this includes the legal status of the Airport Complex.

2.1.4	DECEA: Department of Air Space Control, core body in the Brazilian Airspace Control System (SISCEAB).

2.1.5	Expected Demand: This is the level of demand estimated by the Concessionaire in the PGI.

2.1.6	Mandatory Airport Elements: These consist of the facilities, systems, equipment, and components listed under this PEA to be deployed for the expected provision of services.

2.1.7	Minimum Specifications for Passenger Terminals: These are the minimum required guidelines for functional, architectural, and structural design; facilities; and finishing standards of passenger terminals.

2.1.8	Q Factor: This is a quality of service factor that is calculated by assessing compliance with the selected Quality of Service Indicators to be applied in charge adjustments pursuant to the Agreement provisions.

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2.1.9	Investment Trigger: This corresponds to the point in time indicated in the PGI where the Expected Demand will require the Concessionaire to initiate investments in order to maintain the agreed level of service, according to the Minimum Scaling Parameters.

2.1.10	Peak Hour: The busiest thirtieth (30th) hour in a calendar year.

2.1.11	IQS: These are the Quality of Service Indicators described in this PEA that are used to regularly assess the quality of the services provided by the Concessionaire.

2.1.12	Minimum Scaling Parameters: These are service level indicators that must be followed throughout the performance of the agreement and which will guide the Concessionaire in planning for the development of the PGI according to Appendix B.

2.1.13	PNAE: This stands for Passenger with Special Assistance Needs. PNAE means a person with a disability; an elderly person aged sixty (60) or over; a pregnant woman; a nursing infant; a person accompanied by an infant; an unaccompanied child; a person with limited mobility; or anyone who has a limitation in their autonomy as a passenger due to any given circumstances.

2.1.14	PGI: This is the Infrastructure Management Plan, which contains all other plans that must be delivered by the Concessionaire;

2.1.15	PMI: This is the Infrastructure Improvement Program, one of the reports comprising the PGI.

2.1.16	Quality of Service Plan: This plan describes in detail the activities conducted by the Concessionaire in order to meet the quality of service indicators set forth in this PEA.

2.1.17	RMA: Summary of Airport Activity, one of the reports comprising the PGI.

2.1.18	Early PGI Revision: This is a revision of the PGI by the Concessionaire as a result of the actual demand in a Peak Hour in a given year exceeding by thirty percent (30%) the Demand estimated in the PGI for a Peak Hour in the same year.

2.1.19	PGI Revision: This is a revision of the PGI conducted by the Concessionaire once every five (5) years from the initial submission of the PGI, the latest PGI Revision or the latest Early PGI Revision.

2.1.20	Voluntary PGI Revision: This is a revision of the PGI conducted at the initiative of the Concessionaire prior to the period of five (5) years for the PGI Revision.

2.2.	Without prejudice to the definitions above, and unless the context clearly results in a different meaning, the terms contained in this PEA with a capital initial that are not defined herein shall have the meaning set forth in the Definitions section of the Agreement.

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3.	Scope of the Concession

3.1.	The scope of the Airport Complex Concession is the performance of the following activities, which shall be carried out by the Concessionaire throughout the Concession period, without prejudice to the other obligations set forth in the Agreement:

3.1.1	Provision of boarding, de-boarding, landing, parking, storage, and terminal handling services as described in Annex 4 – Charges, as well as all other services related to the airport infrastructure;

3.1.2	The effective development of the Airport Complex in order to generate Non-Charge Related Revenues and provide Users with the support infrastructure required for proper operation of the Airport Complex;

3.1.3	Maintenance of all facilities, assets and equipment existing and deployed in the Airport Complex in accordance with the legislation and regulations in force;

3.1.4	Implementation of infrastructure improvements within the timeline established in this PEA in order to expand the Airport Complex and adjust the quality of services;

3.1.5	Full compliance with the level of service provided in this PEA throughout the term of the Concession by making the planned investments and obtaining the necessary resources; and

3.1.6	Adaptation of the other facilities required to support Users in case the Airport Complex is expanded, in particular the apron, vehicle parking area, roads, among others.

3.2.	The scope of the Concession does not include the provision of services designed to support and ensure safety of air navigation in the Airport’s air traffic area. This is the sole duty of Government Authorities, including when these are provided through the Telecommunications and Air Traffic Service Provider Stations (EPTA), the acquisition, installation, operation, and maintenance of equipment related to the following services and facilities:

3.2.1	Aeronautical Information Services (AIS);

3.2.2	Air Traffic Management (ATM);

3.2.3	Meteorology (MET);

3.2.4	Communication and Support Facilities in the Terminal Air Traffic Area (COM);

3.2.5	Search and Rescue (SAR); and

3.2.6	Other Supporting Flight Protection Services, except visual aids (PAPI, VASIS, ALS, landing and taxiway beacons, landing runway lights and taxiway lights, touchdown zone lights, stop bars, airfield lights, and windsock), which are under the responsibility of the Concessionaire.

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3.3.	The Concessionaire shall cover the costs arising from any relocation of facilities and equipment related to items 3.2.1 to 3.2.6, when prompted by a service or works proposed by the Concessionaire, including the construction of new facilities with similar construction characteristics to the deactivated facilities, with all the necessary and sufficient infrastructure so that the equipment under the responsibility of the Government Authorities can operate.

4.	Airport Complex

4.1.	The legal status of the Airport Complex is as follows:

4.1.1	The Brasilia International Airport (SBBR) covers a total area of 9,947,560 sq m.

4.1.2	The description of an area of 2,999,5123 hectares, located within the area formerly known as Fazendas Gama and Santa Bárbara, currently the Federal District, and which is part of the SBBR, is referred in the Public Deed of Reversal to Federal Assets, filed on 03/26/1968 by the Urbanization Authority of the New Capital of Brazil with the 3rd Civil Law Notary (Ofício de Notas e Protestos) of Brasilia, DF, in Book D-1, sheets 66-68. This deed was filed with the Real Estate Registry Office of Brasilia, and is the source of transcription No. 10392. On 08/29/1969, the Ministry of Aeronautics took possession of SBBR pursuant to Delivery Record from Proceeding No. 420.237/66. In the 1970s, the SBBR was transferred to the Infraero administration through Directive 104/GM5, dated 10/24/73 through the Delivery and Receipt Record dated 05/02/1989 of the Ministry of Aeronautics. Directive No. 104/GM5/1973 referred in principle to the Civil/Military Zoning Plan and its Specifications (Blueprint 26.76.U32, Sheet 2), approved through Directive No. R-019/GM-4 of 10/24/1973. However, EMAER Directive No. 05/4SC2, dated 03/22/2010, modified the SBBR Zoning Plan, which was then defined by the Specifications and Blueprint No. DF 002/007-08/67280, of March 2010:

4.1.2.1	Total Area – Record DF.002-000, covering 28,930,886.442 sq m

4.1.2.2	Military Area 1 – Area “A”, covering 17,177,159.258 sq m

4.1.2.3	Military Area 2 – Area “C”, covering 1,800,526.349 sq m

4.1.2.4	Civil Area – Area “B”, covering 9,947,559.965 sq m, occupied by Infraero’s facilities and part of Area “B”, covering 5,640.863 sq m, is occupied by facilities of the National Civil Aviation Agency (ANAC).

4.1.3	The areas and facilities designated for military operations located in the airport site are not covered by the scope of the Concession.

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4.1.4	The scope of the Concession does not include the area designated to the National Civil Aviation Center, with Federal Asset number RIP 9701.24229.500-2 and covering an area of 92,891.90 sq m for the construction of the head offices of ANAC, Infraero and SAC/PR. Infraero will continue to use free of charge the building located in the area designated for car rental companies, lots 01, 1-A and 1-B, paying only for maintenance costs, while the National Civil Aviation Center is being set up.

5.	Supporting Activities

5.1.	The Concessionaire may obtain Non-Charge Related Revenues by developing the following supporting business activities pursuant to the Agreement directly through a wholly-owned subsidiary or third-party contractors:

5.1.1	Ground handling (aircraft, passengers, cargo, and baggage), catering, cleaning, and fueling;

5.1.2	Retail and dining: duty free shops, banks, post office, lottery, restaurants and bars, automatic vending machines, among other commercial outlets (souvenirs, clothing, bookstore, jewelry, etc.);

5.1.3	Rental of office areas, cargo storage areas, export processing areas, hotels, and convention centers;

5.1.4	Additional passenger services: car rental, parking, movie theater, meeting rooms, and transit hotel;

5.1.5	Other: luggage porters, airport-hotel shuttle, city tour, airport consulting, telephone and Internet services.

5.2.	The Concessionaire shall follow the regulations in force that require, restrict or condition the development of certain businesses.

5.3.	The Concessionaire shall request prior authorization from ANAC to develop any business other than those described above.

5.4.	The following basic items shall be available free of charge to Users: toilets, baby changing facilities, luggage carts, access by and assistance to the disabled, outpatient clinic, and others provided for in regulations in force.

6.	Mandatory Airport Elements

6.1.	During the Concession period, the facilities, systems and equipment described below shall be made available at a minimum, based on the technical standards in force, this PEA, the Quality of Service Plan and other provisions in the Bidding Specifications, the Agreement and its Annexes:

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6.1.1	Runway System;

6.1.1.1	Paving of Landing and Take-Off Runways;

6.1.1.2	Paving of Taxi Runways;

6.1.1.3	Paving of Shoulders;

6.1.1.4	Horizontal Signaling;

6.1.1.5	Vertical Signaling;

6.1.1.6	Light Signaling;

6.1.2	Road System;

6.1.2.1	Internal Roads (Land Side);

6.1.2.2	Service Roads (Air Side);

6.1.2.3	Horizontal Road Signaling;

6.1.2.4	Vertical Road Signaling;

6.1.2.5	Traffic Light Signaling;

6.1.3	Passenger Terminal System;

6.1.3.1	Telematics;

6.1.3.2	Terminal Equipment Sharing System;

6.1.3.3	Fire Detection and Alarm System;

6.1.3.4	Sound System;

6.1.3.5	Flight Information System;

6.1.3.6	TV and FM Signal Distribution System;

6.1.3.7	"INDOOR” (multifrequency) System;

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6.1.3.8	Radio Communication System;

6.1.3.9	Date and Time System;

6.1.3.10	Surveillance TV System;

6.1.3.11	Apron TV System;

6.1.3.12	Access Control and Intrusion Detection System;

6.1.3.13	Passengers and Hand Luggage Inspection System;

6.1.3.14	Baggage Inspection System that is capable of inspecting one hundred percent (100%) of cargo in the hold of aircraft departing from the airport;

6.1.3.15	Baggage Management System;

6.1.3.16	Electronic Scales System;

6.1.3.17	Boarding Bridges;

6.1.3.18	HVAC System;

6.1.3.19	Baggage Belts;

6.1.3.20	Escalators;

6.1.3.21	Elevators;

6.1.3.22	Airside passenger transfer vehicles; and

6.1.3.23	Emergency Medical Service.

6.1.4	Vehicle Parking;

6.1.5	Standard and Non-Standard Aviation Apron;

6.1.5.1	Ramp Equipment Parking Area;

6.1.6	Utilities Center – CUT;

6.1.7	Air Cargo System;

6.1.7.1	Cargo Terminal (Imports + Exports);

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6.1.7.2	Cargo Inspection System that is capable of inspecting up to one hundred percent (100%) of cargo in the hold of aircraft departing from the airport;

6.1.7.3	Dedicated Apron;

6.1.7.4	Land Cargo Vehicle Maneuvering Area

6.1.8	General Aviation System;

6.1.8.1	Aircraft Parking Area;

6.1.8.2	General Aviation Terminal Building (facilities may be shared with standard aviation operations);

6.1.8.3	Vehicle Parking;

6.1.9	Support System;

6.1.9.1	Fire Prevention, Rescue and Control Service – SESCINC, considering construction of the building and availability of the respective Aerodrome Firefighting Vehicles (CCI), with an Existing Firefighting Protection Level (NPCE) of 9 or above;

6.1.9.2	Basic Infrastructure for Lots designated to the Aircraft Fueling Area (PAA).

6.1.10	Industrial Support System;

6.1.10.1	Basic Infrastructure for Lots designated to companies providing Airport Services; and

6.1.10.2	Basic Infrastructure for Lots designated to the Post Office and Commission (catering) Companies.

6.1.11	Management and Maintenance System;

6.1.11.1	Airport Maintenance Building (held by the operator and/or subcontractors); and

6.1.11.2	Office Areas: May be integrated to the Passenger Terminal.

6.1.12	Air Company System;

6.1.12.1	Basic Infrastructure for Lots designated to airline companies for cargo operations; and

6.1.12.2	Basic Infrastructure for Lots designated to airline companies for maintenance operations.

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6.1.13	Basic Infrastructure System;

6.1.13.1	Maintenance and extension of the water abstraction, treatment, storage, and distribution system;

6.1.13.2	Maintenance and extension of the wastewater treatment system;

6.1.13.3	Maintenance and extension of the electricity system;

6.1.13.4	Maintenance and extension of solid waste collection and disposal system; and

6.1.13.5	Maintenance and extension of the telecommunications system.

6.1.14	External Retail System;

6.1.14.1	Basic Infrastructure for lots designated to the retail sector.

6.1.15	User Service System;

6.1.16	Infrastructure to Support the Operations of Public Agencies and Entities.

6.1.16.1	The Concessionaire shall make available the infrastructure required (areas, furniture and equipment) for the proper performance of their operations to the public agencies and entities that are legally authorized to provide services at the airport.

6.1.16.2	The Concessionaire shall consult with the public agencies and entities and Agencies and follow the provisions in their regulations to prepare projects and perform construction works.

7.	Minimum Specifications for Passenger Terminals

7.1.	The Concessionaire shall follow the minimum required guidelines for functional, architectural, and structural design; facilities; and finishing standards of any new passenger terminals that may be built in the Airport Complex, as well as for extensions of existing terminals.

7.2.	Passenger terminals that may be built in the Airport Complex, as well as extensions of existing terminals, should be divided in two or more operating levels, and should be capable of supporting departures and arrivals with a vertical separation of curbs.

7.3.	Any alternative solutions to the one described under item 7.2 (e.g. general aviation facilities, temporary facilities to meet specific demand spikes related to major events or other seasonal circumstances) may be accepted through prior consultation and submission of the project and facilities use plan to ANAC, and provided that at least the level of service established in this PEA is assured in such facilities.

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7.4.	The architectural design of new terminals or extensions of existing terminals should comply with best international practices for similar buildings, taking into consideration local socio-economic, cultural, geographical, and climate aspects, in addition to considering significant areas of facade and/or ceiling for use of natural lighting to ensure the building is energy-efficient, as well as providing a panoramic view to the apron.

7.5.	All internal areas of passenger terminals, both for the public and office areas, should be equipped with HVAC capabilities in order to ensure adequate thermal comfort at the internal level.

7.5.1	HVAC systems should be scaled so as to maximize energy efficiency and minimize the environmental impacts of their operation in accordance with the best international practices.

7.6.	The structural solution must provide operating areas free of pillars or other structural elements that could obstruct the flow or view of their users.

7.7.	The materials and systems used in the construction of new buildings and extensions and renovations of existing buildings of passenger terminals must provide:

7.7.1	Ongoing operation;

7.7.2	High durability;

7.7.3	Streamlined and economical maintenance;

7.7.4	Weather protection and noise reduction;

7.7.5	User health and safety; and

7.7.6	High energy efficiency.

7.8.	The finishing standard of buildings must comply with the following guidelines:

7.8.1	Sturdy floors as per the current industry standard in airport setups according to the individual settings – passenger terminal lounges and departure/arrival areas, retail areas, office areas, baggage processing areas etc.;

7.8.1.1	Floors must have very high resistance to surface abrasion, low water absorption, high staining and etching resistance, and high mechanical resistance;

7.8.2	Walls, linings, ceilings, and facades

7.8.2.1	The levels of thermal and acoustic comfort associated to these elements must follow the applicable technical standards of the Brazilian Association of Technical Standards - ABNT, in addition to the parameters established under item 7.7.

7.9.	Provided that the original characteristics of architecturally relevant buildings are maintained, items 7.4 - 7.8 also apply to any renovations and extensions to be performed in existing buildings.

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7.10.	The requirements, specifications and procedures not described in this Agreement shall follow industry-specific regulations, and alternatively the applicable technical standards of the Brazilian Association of Technical Standards - ABNT.

8.	Improvements to Airport Infrastructure

8.1.	For Phase I-B of the Agreement, the Concessionaire must make the following investments, within a maximum period of twenty-two (22) months from the effective date of the Agreement, taking into consideration the Minimum Scaling Parameters, the Quality of Service Indicators and the remaining rules set forth in the Agreement and its Annexes:

8.1.1	New passenger terminal and associated roads;

8.1.2	Respective road access and car parking;

8.1.3	Apron area;

8.2.	The structures above must be fully operational and equipped with all permanent systems required to adequately support users within the time limits stipulated under item 8.1, and must be designed and built in accordance with the following criteria:

8.2.1	The passenger terminal must have an area that is capable of supporting at least one thousand (1,000) boarding domestic passengers at Peak Hour and one thousand and two hundred (1,200) arriving domestic passengers at Peak Hour in compliance with the Minimum Scaling Parameters.

8.2.2	The apron must have an area that is capable of supporting at least twenty-four (24) Code C aircraft, and at least fifteen (15) parking positions must have a boarding bridge.

8.2.3	Deployment of Runway End Safety Areas (RESA), 90m x 90m (length x width) in runways end-points 11R, 29L, 11L, and 29R.

8.2.4	Removal of obstacles from Landing and Take-Off Runways Lanes and Taxi Runway Lanes, as well as leveling of Prepared Lanes associated with critical aircraft operation.

8.2.5	Widening of Taxi Runways according to the operating needs of the critical aircraft associated with each component in the Taxi Runway System.

8.2.6	Relocation of the Advanced Fire Fighting Station located on the side of Taxi Runway “T”.

8.3.	For Phase I-C of the Agreement, within a maximum period of 24 months from the end of Phase I-B, the Concessionaire shall make the necessary investments to meet the Expected Demand in the PGI in force with the level of service established under the Minimum Scaling Parameters for all airport facilities.

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8.4.	In addition to the investments associated with the Expected Demand, the Concessionaire shall make the following investments in infrastructure, unless it is reasonably proven to be unfeasible, and approval of release from the relevant contractual clause must be obtained from ANAC.

8.4.1	Deployment of Runway End Safety Areas (RESA), 240m x 150m (length x width) in runways end-points 11R, 29L, 11L, and 29R by December 31, 2018.

9.	Infrastructure Management Plan

9.1.	Within ninety (90) days from the effective date of the Agreement, and every five (5) years, the Concessionaire shall submit the Infrastructure Management Plan (PGI) for the entire Concession period to ANAC.

9.2.	The PGI must satisfy ANAC and all other stakeholders in the Airport Complex that the Concessionaire has made adequate planning and will perform the relevant actions to comply with the level of service and other contractual duties related to the assurance of quality of service according to actual and expected demand during the period covered by the PGI.

9.3.	The PGI will identify and comply with all laws, regulations and other standards applicable to the Concessionaire’s operations, and must be consistent with the Aerodrome Operations Manual.

9.4.	The PGI is legally binding on the Concessionaire, and the Concessionaire shall fully comply with and implement it while meeting the obligations set forth in this PEA, the Agreement and its Annexes, and shall be subject to the penalties for noncompliance with any obligations contained in the PGI.

9.5.	The Concessionaire may use any existing plans as well as descriptions of airport facilities, systems and procedures to prepare the PGI. The Concessionaire shall ensure that the PGI is consistent with all other existing plans, whether or not these have been developed by the Concessionaire.

9.6.	The purpose of the PGI is to provide ongoing improvement of airport facilities and systems by evaluating their conditions and planning for their maintenance and upgrade. The PGI must identify and prioritize projects required to improve the infrastructure considering the expected levels of demand.

9.7.	ANAC will use the PGI to monitor the Concessionaire’s performance. Failure of ANAC to insist upon strict performance on any occasion shall not constitute a waiver of its rights regarding the planning undertaken by the Concessionaire. If the Concessionaire's planning implies breach of any contractual obligation, the Concessionaire will be subject to the penalties specified in the Agreement and shall take the necessary action to comply with the agreed level of service, and shall not be entitled to any economic and financial adjustments under the Agreement.

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9.8.	The PGI must include the main components of airport infrastructure, including:

9.8.1	Runway system;

9.8.2	Apron;

9.8.3	Service roads;

9.8.4	Passenger and cargo terminals;

9.8.5	Vehicle parking;

9.8.6	Access and internal roads;

9.8.7	Other airport operation facilities.

9.9.	The PGI must describe the infrastructure management actions based on scheduled assessments of facilities conditions, self-inspection routines, preventive and planned maintenance, extension and upgrade of the infrastructure.

9.10.	The following reports must be submitted as part of the PGI: Assessment of Facilities Conditions (ACI), Infrastructure Improvement Program (PMI) and Airport Activity Summary (RMA), the latter being updated on a monthly basis.

9.11.	Assessment of Facilities Conditions

9.11.1	The Concessionaire shall submit an Assessment of Facilities Conditions (ACI) report covering all large facilities and systems and considering at least those described in Appendix A of this PEA.

9.11.2	Based on the assessment of facilities, the Concessionaire shall indicate the improvements that are required immediately due to safety issues, as well as future improvements, which may be implemented in the short, medium or long term.

9.12.	Infrastructure Improvement Program

9.12.1	The Concessionaire shall submit a report containing the assessment of current capacity, estimated demand and investments required to ensure that the facilities will be able to cover the Expected Demand as per the agreed level of service and other Concession rules related to the assurance of quality of service.

9.12.2	The report must contain a detailed description of the Concessionaire’s performance regarding the agreed level of service. The assessment must also cover the Airport’s capacity, including all operating components such as runway systems, apron and terminals. This assessment should be based on a computer simulation model, including full documentation of the assumptions and estimated performance in relation to the agreed level of service.

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9.12.3	A detailed estimated demand must include traffic levels on an annual and peak-hour basis for the next twenty (20) years, and should consider any capacity constraints.

9.12.4	Whenever an analysis detects excess demand against the airport capacity in the subsequent period of five (5) years, the Concessionaire shall provide an estimate of the necessary investments so that the demand exceeding the capacity is adequately met and the agreed level of service in this PEA is maintained.

9.12.5	The infrastructure improvement program must provide a brief description of the planned interventions for a horizon of five (5) and ten (10) years, with the necessary technical drawings for the sake of clarity, indicating the cost estimates for the individual actions, including air and land side components, commercial development and environmental management.

9.12.6	Also, the infrastructure improvement program must identify the traffic levels that will kick off implementation of each of the investments described in the previous items, these indicators being the Investment Triggers, indicating the deadline for completion.

9.12.7	The Concessionaire shall submit the Early PGI Revision whenever the actual demand measured during the period of one (1) year exceeds the Expected Demand according to the previous PGI for the same period. The actual passenger demand at the Peak-Hour will be considered when it exceeds the Expected Demand by thirty percent (30%).

9.12.8	The Concessionaire may conduct the Voluntary PGI Revision regardless of the criteria described above whenever the Concessionaire deems appropriate.

9.13.	Summary of Airport Activity

9.13.1	The Concessionaire shall submit to ANAC a summary of airport activity on a monthly basis, with detailed information passenger, aircraft and cargo traffic, in accordance with standards to be stipulated by ANAC.

10.	Quality of Service Plan

10.1.	Within ninety (90) days from the effective date of the Agreement and on an annual basis the Concessionaire shall submit a Quality of Service Plan (PQS) to ANAC.

10.2.	The PQS must demonstrate that the Concessionaire has planned and will implement adequate actions to ensure the quality of services provided to users, complying at least with the required parameters in this PEA, the Agreement and its Annexes.

10.3.	The PQS will identify and comply with all laws, regulations and other standards applicable to the Concessionaire’s operations, and must be consistent with the Aerodrome Operations Manual.

10.4.	The PQS is legally binding on the Concessionaire, and the Concessionaire shall fully comply with and implement it while meeting the obligations set forth in this PEA, the Agreement and its Annexes, and shall be subject to the penalties for noncompliance with any obligations contained in the PGI.

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10.5.	The Concessionaire may use any existing plans as well as descriptions of airport facilities, systems and procedures to prepare the PQS. The Concessionaire shall ensure that the PQS is consistent with all other existing plans, whether or not these have been developed by the Concessionaire.

10.6.	The purpose of the PQS is to establish the minimum responsibilities, procedures and requirements, including those related to training, for the team responsible for assisting Users. In addition, it must put in place a system to identify needs of Users, and to document and track them in order to propose a plan of action to mitigate and solve problems.

10.7.	The PQS must contain the following topics:

10.7.1	Staff education and training;

10.7.2	Systematization of users' needs;

10.7.3	Passenger assistance protocols;

10.7.4	Information services;

10.7.5	Airport website; and

10.7.6	Minimum standards of service.

10.8.	The PQS must submit the Quality of Service Report thirty (30) days in advance of the date scheduled for a Charge adjustment. The report must include the Quality of Service Indicators described in Appendix C to this PEA, which will include the indicators used to compute the Q factor.

10.8.1	The Q factor is a component of the charge adjustment formula under the Agreement. Its composition is described in detail in Appendix C to this PEA.

10.9.	For each of the areas covered, the Concessionaire shall submit a history of User reviews with a comparison with the results for the current year. For those areas with a poor performance in terms of the service quality measured, the Concessionaire shall develop an action plan based on a technical study to address the shortcomings identified, which should cover personnel training, physical improvements and changes in procedures.

10.10.	The Concessionaire shall be responsible for selecting, hiring and paying for an independent specialized company to conduct the studies related to planning, data collection, research, and calculation of the items described in Appendix C to this PEA. The name and qualification of the company must be submitted to ANAC in advance, which will have the right to veto the hiring, in which case the Concessionaire must submit the name for a new company.

10.10.1	Development or approval of the survey methodology mentioned in the previous item will be the responsibility of ANAC.

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10.11.	For each Revision of Concession Parameters, ANAC may modify the areas to be measured, measurement system, standards and targets, both for the indicators determining the Q factor and for the service performance parameters set forth in Appendix C to this PEA.

10.12.	The standards and targets for the quality of service indicators included in the Q factor are defined in Appendix C to this PEA. The Q Factor to be considered in the annual charge adjustment as established under the Concession Agreement will be calculated annually by summing potential decreases and additions described in Appendix C to this PEA.

10.13.	The Q factor will have an effect on charge adjustment from the end of the first year of full operation of the airport by the Concessionaire, counted as the calendar year following the year where Phase I-A is closed. Based on this time framework, decreases resulting from non-compliance with Q factor standards will be reduced to thirty percent (30%) in the first year and seventy percent (70%) in the second year against that contained in Appendix C to this PEA. From the third year decreases will become full (one hundred percent).

Year	Event
Y	End of Phase I-A
Y + 1	Start of factor Q measurement for charge adjustment purposes
Y + 2	Charge adjustment with 30% of Q factor for year Y + 1
Y + 3	Charge adjustment with 70% of Q factor for year Y + 2
Y + 4	Charge adjustment with 100% of Q factor for year Y + 3

10.14.	The increases associated with meeting the targets for the components where bonuses are applied to the Q factor will be one hundred percent throughout the period in which the Q factor has an effect on charge adjustment.

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APPENDIX A

Assessment of Facilities

The facilities assessed should be classified in the following categories:

Excellent -	no operational shortcomings, minimum standards are exceeded;

Good -	minor operational shortcomings, minimum standards are met or exceeded;

Fair -	minor operational deficiencies, most minimum standards are met, some facility improvements or corrective actions should be considered, medium/long term improvements should be identified;

Poor -	significant operational deficiencies, failure to comply with minimum standards, facility improvements or corrective actions must be undertaken in the short term;

Critical -	major operational shortcomings, urgent corrective actions must be taken and/or there are safety issues. This category may also include improvements required by new legislation.

Facilities	Requirement

Buildings	Inspect all buildings in the Airport Complex from an operational safety perspective: all safety issues must be identified and solved by the Concessionaire as soon as practicable.

Building systems	Inspect all Systems of buildings in the Airport Complex, including mechanical, electrical, communication, and hydraulic systems for operational safety.

Equipment	Inspect all items of equipment in the Airport Complex (e.g. maintenance equipment) from an operational safety perspective: all safety issues must be identified and solved by the Concessionaire as soon as practicable.

Utilities	Inspect relevant utilities in the Airport Complex, including rainfall water galleries, sewage system, power supply, water supply and telecommunications.

Paving on the air-side	Inspect the air-side pavement of the Airport Complex, including landing and take-off runways, taxi lanes, apron and service roads.

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APPENDIX B

Minimum Scaling Parameters – Agreed Level of Service

			Peak-hour values
Component		Unit	Domestic	International

1.	Boarding lounge: area required per occupant; visitor-companion ratio per passenger (v.c.) and time (minutes)	sq m/occup.	2.3	2.3
		v.c./pax	1.0	1.0
		min.	20	20
2.	Area for check-in lines	sq m/pax	1.3	1.8
		min.	20	30
3.	Area for security inspection lines	sq m/pax	1.0	1.0
		min.	10	15
4.	Area for immigration lines	sq m/pax	-	1.0
		min.	-	10
5.	Departure lounges
5.1	Maximum lounge occupancy	%	65	65
5.2	Access to seats in the departure lounge (including those available in dining outlets)%		70	70
5.3	Terminal boarding (boarding bridge)
5.3.1	Area required for seating passengers	sq m/pax	1.7	1.7
		min.	40	60
5.3.2	Area required for standing passengers	sq m/pax	1.2	1.2
		min.	20	20
5.4	Ground boarding (airside passenger transfer bus)
5.4.1	Area required for seating passengers	sq m/pax	1.7	1.7
		min.	40	60
5.4.2	Area required for standing passengers	sq m/pax	1.2	1.2
		min.	20	20
6.	Area for immigration lines	sq m/pax	-	1.0
		min.	-	10
7.	Arrivals lounge: area required per passenger waiting to collect their luggage	sq m/pax	1.7	1.7
		min.	30	45
8.	Area for customs lines	sq m/pax	-	1.7
		min.	-	10
9.	Arrivals lounge: area required per occupant, visitor-companion ratio per passenger (v.c.) and time (minutes)	sq m/occup.	1.7	1.7
		v.a./pax	1.0	1.0
		min.	15	25

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The minimum percentage of passengers processed at terminal boarding positions (boarding bridge) during a calendar year shall not be lower than:

•	sixty-five percent (65%) for domestic flights;

•	ninety-five percent (95%) for international flights;

The minimum scaling parameters consider only the fully operational areas for processing, not including passenger flow areas. Compliance with the minimum scaling parameters, which represent the agreed level of service for monitoring the investment trigger, means that:

CHpi	≥ 1 , where CHpi =	Ad i	× 60
DHpi		Empi × Toi

Where:

CHpi – capacity of component “i” at peak hour (pax/hour);

DHpi – demand of component “i” at peak hour (pax/hour);

Adi – area available in component “i” (sq m);

Empi – minimum space per passenger in component “i” (sq m/pax);

Toi – occupancy time in component “i” (min).

The occupancy times and the visitor-companion ratio per passenger must be updated regularly by surveying and monitoring the behavior of airport users at peak times, at least for each PGI revision.

ANAC will develop metrics for the use of airside facilities and put them up for public consultation, which may include:

•	Average delays for the allocation of aircraft in apron positions due to unavailability of positions or poor management of resources by the Concessionaire.

•	Hours per day where all slots have been allocated or where the actual operation exceeds the stated capacity;

•	Usage level of the runway system in terms of equivalent hours of use in stated hourly capacity as a percentage of the maximum theoretical use of one day of operation.

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APPENDIX C

Quality of Service Indicators - IQS

Quality of Service Indicators cover the following aspects:

•	Direct services;

•	Availability of equipment and facilities;

•	Passenger satisfaction survey.

Up to fifteen (15) indicators will be considered in the annual calculation of the Q factor for its decrease, among which a limited number will be eligible for bonus for exceeding performance targets.

The resulting Q factor will be applied to charge adjustment, according to the formula provided in the Concession Agreement, and may vary from a seven and a half percent (7.5%) decrease to a two percent (2%) bonus.

Upon calculation of the annual adjustment, the Concessionaire may submit to ANAC for review information and clarifications on facts, activities and services performed by delegatees or government agencies and airlines that have had an impact on the quality of services provided at the airport.

Table 1 shows all Quality of Service Indicators; these must be included in the Quality of Service Report, in particular those items that will be considered in the calculation of the Q factor.

Table 1 - Quality of Service Indicators

Aspects	Indicators

Direct Services

1.      Time standing in the security inspection line (Q)

2.      Time of service to Passengers with Special Assistance Needs - PNAE

3.      Number of severe events reported (robberies, thefts, acts of violence, etc.)

Availability of Equipment and Facilities

4.      Elevators, stairs and escalators (Q)

5.      Baggage processing system (outbound) (Q)

6.      Baggage delivery system (inbound) (Q)

7.      Boarding bridges (Q)

8.      Appropriate equipment for boarding and de-boarding of Passengers with Special Assistance Needs - PNAE (Q)

9.      Auxiliary power source

10.    Apron positions

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Aspects	Indicators

11. Preconditioned air
Passenger Satisfaction Survey

12.     Quality of data: signaling, flight information, audio announcement system, etc. (Q)

13.     Cleanliness and availability of toilets (Q)

14.     Comfort and availability of seats in the boarding lounge and other public areas (Q)

15.     Overall cleanliness of the airport (Q)

16.     Courtesy of airport staff (Q)

17.     Variety and quality of shops and food court outlets (Q)

18.     Value for money of shops and food court outlets (Q)

19.     Availability of parking spaces (Q)

20.     Availability of luggage carts (Q)

21.     Overall satisfaction with the airport

22.     Thermal and acoustic comfort

23.     Perception on airport security

24.     Parking options and associated value for money

25.     Availability of curb area for passenger pick-up and drop-off

26.     Availability of equipment to facilitate passenger flows within the passenger terminal

27.     Organization of the security inspection line

28.     Availability, convenience and location of banking services

29.     Availability and value for money of the wireless network and other Internet connections

30.     Availability of hotel services at the airport site

In agreement with the Concessionaire and through public consultation, ANAC will establish performance standards for the Quality of Service Indicators that are consistent with internationally recognized best airport practices.

Table 2 displays the indicators that comprise the Q factor, including their metrics, standards and targets.

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Table 2 - Quality of Service Indicators to calculate the Q factor

Category	Criterion	Standard	Decrease	Target	Bonus

Direct Services			2.00%		-
Security inspection lines	Maximum percentage of passengers waiting longer than 5 minutes	10%	1.00%	-	-
	Maximum percentage of passengers waiting longer than 15 minutes	5%	1.00%	-	-
Availability of equipment and facilities			2.50%		1.00%
Elevators, stairs and escalators	Time percentage of availability of equipement	99%	0.45%	100%	0.20%
Baggage processing system (outbound)		99%	0.55%	100%	0.20%
Baggage delivery system (inbound)		99%	0.55%	100%	0.20%
Appropriate equipment for the boarding and de-boarding of PNAE		99%	0.30%	100%	0.20%
Boarding bridges		99%	0.65%	100%	0.20%
Passenger Satisfaction Survey			3.00%		1.00%
Quality of data:
signaling, flight information, sound passenger information system		3.8	0.40%	4.2	0.20%
Cleanliness and availability of Toilets		3.8	0.40%	4.1	0.20%
Comfort and availability of seats in the boarding lounge and other public areas	Based on passenger satisfaction survey	3.6	0.40%	3.9	0.20%
Overall cleanliness of the airport		3.8	0.40%	4.2	0.20%
Courtesy of airport staff		3.8	0.40%	4.2	0.20%
Availability of luggage carts		3.8	0.35%	-	-
Availability of parking spaces		3.6	0.35%	-	-
Value for money of shops and food court outlets		3.2	0.30%	-	-
Total			7.50%		2.00%

Direct services

Waiting times in the safety inspection lines will be measured in all inspection channels by counting passengers standing in lines and by measuring the average outflow from the safety inspection area. The waiting time will be counted from the moment the passenger joins the line until they go through the metal detector gates.

The Concessionaire shall keep detailed records of measurements, which may be audited by ANAC at any time.

Availability of Equipment and Facilities

The availability parameters are intended to assess the capacity of facilities to perform its role when they are used by airlines and passengers and are not out of use due to failures or unplanned maintenance.

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The Concessionaire shall keep records of the following information:

•	Time when failures were logged (or when the facilities were inoperative for other reasons);

•	Time when the equipment or the affected facilities became operational again;

•	The reason for the outage, including any circumstances where the problem was not caused by the Concessionaire.

The logging system may be audited by ANAC at any time.

There is no need to log downtime of equipment and facilities due to:

•	Planned maintenance during periods of less intense activity, as part of the annual schedule submitted to ANAC in advance;

•	Inspections required by law;

•	Downtime for security reasons;

•	Unavailability due to infrastructure works on the facilities or around them, provided that ANAC and users have been notified in advance;

•	Unavailability due to inappropriate use by third parties (such as airlines, passengers or ground handling staff);

•	Force majeure events that affect substantial parts of the Airport, including extreme weather events, strikes, fires, security evacuations, and acts of terrorism.

Passenger Satisfaction Survey

Questions for the Passenger Satisfaction Survey are to be in the form of questionnaires, which will be self-administered at boarding gates or administered as an interview. The questionnaires should be available in Portuguese, Spanish and English, and any other group of languages that is relevant to the Airport.

In line with the international best practices, the interview sample should represent at least 0.05% of the passengers boarding at the Airport, staggered on a monthly basis and contain a minimum of 150 interviews per month. In terminals where the proportion of international passengers exceeds 20%, the minimum sampling will be applied separately in the case of domestic and international passengers.

The schedule of interviews agreed annually with ANAC should have a balanced annual coverage with samples of flights from various destinations covering the morning, afternoon and evening periods of weekdays and weekends. ANAC will have the right to request a representative quota of interviews by destination or other criteria. Passengers should be selected randomly to the maximum extent possible.

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The passenger should be asked to rate the various features of the airport according to the following scale:

•	Very Good – 5 points;

•	Good – 4 points;

•	Average – 3 points;

•	Poor – 2 points;

•	Very Poor – 1 points;

•	Did not use/does not know - ignore answer.

The overall score will be the average of points for valid answers.

Table 3 provides some sample questions. The final version of the questionnaire will be submitted to ANAC for approval.

Table 3 - Quality of Service Indicators to calculate the Q factor

Indicators	Questions

Quality of data: signaling, flight information, sound passenger information system

•      How would you rate the following: visibility, ease of understanding and usefulness of information and direction signs?

•      How would you rate the following: clarity and availability of flight information displays?

•      How would you rate the clarity and usefulness of the other information available at the airport (i.e., sound passenger information system, information desk)?

Cleanliness and availability of toilets	• How would you rate the cleanliness of toilets? • How would you rate the location and availability of toilets?

Comfort and availability of seats in the boarding lounge and other public areas	• How would you rate the ease of finding available seats in the boarding lounge? • How would you rate the comfort of seats in the boarding lounge and other areas in the airport?

Overall cleanliness of the airport	• How would you rate the overall cleanliness of the airport?

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Indicators	Questions

Courtesy of airport staff	• How would you rate the courtesy and helpfulness of security or information desk staff at the airport? (check-in personnel, porters, retail and food court staff are not considered as airport staff).

Availability of luggage carts	• How would you rate the ease of finding luggage carts? • How would you rate the quality of luggage carts?

Availability of parking spaces	• How would you rate the ease of finding a parking space?

Value for money of shops and food court outlets	• How would you rate the variety and prices of shops at the airport? • How would you rate the variety and prices of restaurants and bars at the airport?

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ANNEX 3 OF THE BRASILIA INTERNATIONAL AIRPORT
CONCESSION AGREEMENT

FEDERAL GOVERNMENT WORKS

CONCESSION CONTRACT TO EXPAND, MAINTAIN AND DEVELOP

BRASILIA INTERNATIONAL AIRPORT

Contents

1.	Introduction	2

2.	Works to be performed by the Federal Government	2

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1.	Introduction

1.1	This Annex has the purpose of specifying the works that the Federal Government will be responsible for performing.

1.2	The Annex details the works to be performed by the Federal Government so that the Concessionaire can plan the performance of the works under its responsibility.

1.3	All the rules and procedures set forth in the Concession Agreement apply to this Annex.

2.	Works to be performed by the Federal Government

2.1	In compliance with the rules established in the Concession Agreement, the Federal Government undertakes to perform the works set out in Table 1.

2.2	The technical details and specifications of these works are contained in the legal instruments that the Concessionaire will receive in no more than five (5) business days after execution of the Concession Agreement.

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Table 1 – Federal Government Works - Brasilia International Airport

		Schedule		Capital Projects
	Project Description	Estimated Start Date	Estimated End Date	Million reais
1	Upgrading the Substation and Overhauling the Equipment of the new Lighting System of Runway 11R.	April 2011	April 2012	5.54
2	Deploying the Temporary Departure Waiting Room - MOPB (Project and Construction).	September 2011	December 2011	4.55
3	CCTAB Military Club Agreement.	April 2005	June 2012	4.63
4	Paving the Traffic Area and Repairing the Joint.	October 2011	July 2012	0.80
5	TPS 1 Reform and Expansion Project.	March 2009	November 2011	6.00
6	Deploying the Existent Passenger Terminal Building Improvement Program - Phase 1: Priority Actions.	Phase 1: April 2011	Phase 1: January 2012	4.90
7	ALSF System for the Runway.	November 2011	July 2013	5.31
8	Deploying the Parking Management System and Equipment - GEST.	November 2011	February 2013	0.25

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ANNEX 4 TO THE BRASILIA INTERNATIONAL AIRPORT CONCESSION AGREEMENT

AIRPORT CHARGES

(Text compiled up to Decision No. 112 of July 7, 2017)

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THE BRASILIA INTERNATIONAL AIRPORT

Contents

1.	Initial information	3

1.1.	Introduction	3

1.2.	Definitions	3

2.	Charges	6

2.1.	Considerations	6

2.2.	Airport Charges	7

3.	Ancillary Fees applicable to Charges	17

3.1.	Ancillary FNAC Fee (Federal Law No. 12.648/2012) (Amended by Decision No. 193 of December 22, 2016)	17

3.2.	(Excluded by Decision No. 193 of December 22, 2016)	17

4.	Collection System	18

4.1.	Introduction	18

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

THE BRASILIA INTERNATIONAL AIRPORT

1.	Initial information

1.1.	Introduction

1.1.1.	This Annex governs the Airport Charges that the Concessionaire may levy, the Ancillary fees applied (Ancillary Fee for the National Civil Aviation Fund - FNAC) and the system to collect and transfer these amounts. (Amended by Decision No. 193 of 22 December 2016)

1.1.2.	The amounts described in this Annex correspond to the maximum limit that the Concessionaire may charge as remuneration for said activities, pursuant to the charge adjustment and revision rules established in the Agreement.

1.1.3.	The Concessionaire shall observe all charge exemptions in force. Any new exemptions will be subject to adjustment of the economic-financial balance of the Concession Agreement.

1.2.	Definitions

1.2.1.	For the purpose of this Annex, and without prejudice to other definitions established herein, the terms below are defined as follows:

1.2.1.1.	Temporary Admission: Scheme that allows goods coming from abroad to remain in the country, for pre-defined purposes and periods of time, relieved from payment of import duties and taxes;

1.2.1.2.	Ancillary Fee of the National Civil Aviation Fund: Ancillary Fee applied to international boarding charges, instituted by Federal Law No. 9.825, of August 23, 1999;

1.2.1.3.	(Excluded by Decision No. 193 of 22 December 2016)

1.2.1.4.	Unaccompanied Baggage: Baggage that comes into or leaves the country with a Bill of Lading or equivalent document;

1.2.1.5.	Cargo: All goods shipped by any modes of transportation, whether or not for commercial purposes. The items below are also considered as cargo: (a) imported aircraft that arrive at the airport in flight or transported; and (b) goods brought from abroad as baggage or not subject to the common import regime;

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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1.2.1.6.	Cargo of High Specific Value: Cargo for which the ratio between its CIF value and its liquid weight, in kilograms, is equal to or higher than R$ 4,400.00 (four thousand and four hundred reais);

1.2.1.7.	Cargo in Transit: Cargo subject to customs control, not nationalized at the airport of unloading, going abroad or to other customs premises of primary or secondary zones of the national territory;

1.2.1.8.	Forfeited cargo: Cargo is subject to forfeiture in those cases described in Decree-Law 1.455 of April 7, 1976;

1.2.1.9.	Connection - Use of one or more aircraft between the origin and destination of a trip, in the same segment of the flight ticket, covered by two or more flights of the same kind, in which the passenger does not use the dispatch and boarding facilities and amenities of the passenger terminal, save for operational, meteorological or technical reasons, or accidents that lead to delays in the departure or arrival of the aircraft;

1.2.1.10.	Consignee: Individual or legal entity to whom the cargo is consigned;

1.2.1.11.	Drawback: Benefit of suspension, exemption or refund, in whole or in part, of taxes levied in the import of goods for export, after processing, or for manufacturing, complementing or packaging of another good to be exported;

1.2.1.12.	Airlines: National or foreign legal entities duly authorized to provide for profit air transport services, whether regular or not, of people and/or cargo and mail bags;

1.2.1.13.	Group I: Aircraft pertaining to Regular and Non-Regular Air Transport Companies registered for the following activities:

i.	Regular domestic: Aircraft pertaining to Brazilian air carriers operating transportation services in compliance with HOTRAN (Transportation Schedule);

ii.	Regular International: Aircraft pertaining to national or foreign air carriers operating transportation services in compliance with HOTRAN, as defined by a Bilateral Agreement, that lands or flies over the national territory; and

iii.	Non-regular: Cargo and/or passenger aircraft pertaining to Brazilian or foreign carriers operating transportation services in flights not provided for in HOTRAN.

1.2.1.14.	Group II: General Aviation aircraft registered for the following activities:

i.	Public: (a) Direct Administration at the Federal, State, Municipal and Federal District levels; (b) Education; (c) Experimental; and (d) Historical;

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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ii.	Private: (a) Indirect Administration at the Federal, State, Municipal and Federal District levels; (b) Specialized Air Services; (c) Non-Regular Public Transportation Services - Air Taxi; (d) Private Air Services; (e) Education; (f) Experimental; and (g) Historical;

1.2.1.15.	Passenger: Any person transported or to be transported in aircraft with the consent of the carrier, except a member of the crew, extra crew member or civil aviation inspector. This includes all passengers boarding and de-boarding direct flights and connections, whether domestic or international, as well as stopover passengers.

1.2.1.16.	Storage period: Time period calculated in business days, expressed in periods of twenty-four (24) hours or a fraction thereof, in which the cargo remains under the custody, control and responsibility of the TECA. It is counted from the date and time the cargo is received until it is effectively removed from the TECA;

1.2.1.17.	Customs Premises: Designated physical space or spaces in the airport area used for the movement and storage of goods imported or for export that must remain under customs control;

1.2.1.18.	Cargo Terminal (TECA): Set of covered and uncovered areas in the airport specifically designated for receiving, moving, storing, keeping in custody, controlling, and delivering cargo transported or to be transported;

1.2.1.19.	Customs Territory: The entire national territory, consisting of: (a) Primary Zone: 1. the contiguous or discontinuous land or water area occupied by customs ports; 2. the land area occupied by customs airports; and 3. the area adjacent to customs border points; and (b) Secondary Zone: the remaining part of the customs territory, including its water areas and airspace;

1.2.1.20.	Carrier: Entity responsible for transporting the cargo;

1.2.1.21.	CIF Value: Sum of the components related to the cost, insurance and freight of the imported cargo;

1.2.1.22.	Commercial Value: Sum of the components related to the cost and freight of the imported cargo;

1.2.1.23.	Domestic trip: A passenger trip with starting, intermediate and destination points located in the Brazilian territory, as well as a trip in which the aircraft, due to force majeure, stops in a foreign territory;

1.2.1.24.	International trip: A trip where the passenger's starting point is located in the Brazilian territory and the destination is abroad, or vice versa;

1.2.1.25.	Domestic flight: A flight performed by a Brazilian registered aircraft in which the starting, intermediate and destination points are located in the Brazilian territory, even if, due to force majeure, the aircraft stops in a foreign territory;

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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1.2.1.26.	International flight: A flight performed by aircraft:

i.	registered in Brazil, when coming from or going abroad, or when chartered to complement an international flight, and

ii.	registered abroad, in any situation.

1.2.1.27.	Primary zone:

i.	Land or water area, whether contiguous or not, occupied by customs ports;

ii.	Land area occupied by customs airports; and

iii.	Area adjacent to customs border points.

1.2.1.28.	Secondary zone: the remaining part of the customs territory, including its water areas and airspace.

2.	Charges

2.1.	Considerations

2.1.1.	Charges are levied from users upon their actual use of the services, equipment, facilities, and amenities available at the Airport, with the purpose of remunerating the Concessionaire for the services provided.

2.1.2.	The following Charges will be used to remunerate the Concessionaire:

2.1.2.1.	Airport (TA):

2.1.2.1.1.	Boarding Fee;

2.1.2.1.2.	Connection Fee;

2.1.2.1.3.	Landing Fee;

2.1.2.1.4.	Parking Fee;

2.1.2.1.5.	Storage Fee; and

2.1.2.1.6.	Cargo Handling Fee.

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2.2.	Airport Charges

2.2.1.	Boarding Fee

2.2.1.1.	The Boarding Fee is intended to remunerate the Concessionaire for providing the following services, facilities and amenities:

2.2.1.1.1.	Departure:

i.	Pre-boarding area;

ii.	Air-conditioning at boarding lounge;

iii.	Boarding bridge;

iv.	Baggage belts;

v.	Passenger luggage carts;

vi.	Safety inspection; and

vii.	Shuttles for passenger transfer from the terminal to the aircraft.

2.2.1.1.2.	Arrival:

i.	Baggage claim area with belts or carrousels;

ii.	Passenger luggage carts;

iii.	Boarding bridge, and

iv.	Shuttles for passenger transfer from the aircraft to the terminal.

2.2.1.1.3.	Directions:

i.	Closed circuit television;

ii.	Semi-automated public-address system;

iii.	Sound system; and

iv.	Flight information system.

2.2.1.1.4.	Comfort and safety;

i.	Overall air-conditioning;

ii.	Emergency medical service; and

iii.	Passenger vertical flows through escalators and elevators.

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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2.2.1.2.	Boarding Fee - Group I: - the Boarding Fee for Group 1 aircraft is levied from the passenger at a different rate depending on the type of flight (domestic or international) and must not exceed the amounts shown in Table 1:

Table 1 - Boarding Fee - Group I

(Amended by Decision No. 112 of July 7, 2017)

	Domestic (R$)	International (R$)
Boarding Fee	28.03	49.61

2.2.1.3.	Boarding Fee - Group 2 - the Boarding Fee for Group 2 aircraft is levied from the aircraft owner or operator and is paid together with the Landing Fee as per Item 2.2.4 Unified Boarding and Landing Fee for Group 2.

2.2.2.	Connection Fee

2.2.2.1.	The Connection Fee has the purpose of remunerating the Concessionaire for providing the following services, facilities and amenities:

2.2.2.2.	Departure:

i.	Boarding bridge;

ii.	Passenger luggage carts;

iii.	Safety inspection, where applicable; and

iv.	Shuttles for passenger transfer from the terminal to the aircraft.

2.2.2.3.	Arrival:

i.	Baggage claim area with belts or carrousels;

ii.	Passenger luggage carts;

iii.	Boarding bridge; and

iv.	Shuttles for passenger transport from the aircraft to the terminal.

2.2.2.4.	Guidance:

i.	Closed circuit television;

ii.	Semi-automated public-address system;

iii.	Sound system; and

iv.	Flight information system.

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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2.2.2.5.	Comfort and safety;

i.	Overall air-conditioning;

ii.	Emergency medical service; and

iii.	Passenger vertical flow system through escalators and elevators.

2.2.2.6.	Connection Fee - the Connection Fee applies exclusively to Group 1 aircraft and is paid by the airline. Its value may vary depending on the type of flight (domestic or international) and is defined according to Table 1-A:

Table 1-A - Connection Fee

(Amended by Decision No. 112 of July 7, 2017)

	Domestic (R$)	International (R$)
Connection Fee (per passenger)	9.50	9.50

2.2.3.	Landing Fee

2.2.3.1.	The Landing Fee is the unit value that will define the price for the services, equipment, facilities, and amenities provided for landing, take-off and taxi operations, and aircraft parking and hangar use for up to three hours after landing, including:

2.2.3.1.1.	Horizontal signaling (daytime beaconing);

2.2.3.1.2.	Light signaling (night-time beaconing);

2.2.3.1.3.	Apron lighting;

2.2.3.1.4.	Emergency removal;

2.2.3.1.5.	Specialized salvage and firefighting services;

2.2.3.1.6.	Aircraft taxiing;

2.2.3.1.7.	Conservation and maintenance of runways and aprons;

2.2.3.1.8.	Aircraft docking signaling;

2.2.3.1.9.	Aids, facilities and signaling to control the movement of aircraft in the apron;

2.2.3.1.10.	Apron;

2.2.3.1.11.	Signage of service roads;

2.2.3.1.12.	Parking and surface equipment;

2.2.3.1.13.	Fixed physical and operational barriers and service roads used for inspections.

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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2.2.3.1.14.	Surveillance of runways, aprons, parking areas, as well as fixed physical and operational barriers; and

2.2.3.1.15.	Security checks and systems of fixed physical and operational barrier access points.

2.2.3.2.	The Landing Fee is paid by the aircraft owner or operator and its value depends on the type of flight (domestic or international).

2.2.3.3.	The remuneration of the Concessionaire resulting from the Landing Fee is defined according to the equation below:

PPO = PMD . TPO

Where:

PPO = Remuneration resulting from the Landing Fee

PMD = Maximum Take-off Weight, as stated in the Certificate of Airworthiness (CofA) of the aircraft or an equivalent document

TPO = Landing Fee

2.2.3.4.	Landing Fee - Group 1- the Landing Fee for Group 1 aircraft must not exceed the values provided in Table 2:

Table 2 - Landing Fee - Group 1

(Amended by Decision No. 112 of July 7, 2017)

	Domestic (R$)	International (R$)
Landing Fee (Ton)	8.7767	23.3996

2.2.3.5.	Landing Fee - Group 2 - the Landing Fee for Group 2 aircraft is paid by the aircraft owner or operator and is charged together with the Boarding Fee as defined in Item 2.2.4.

2.2.4.	Unified Boarding and Landing Fee for Group 2

2.2.4.1.	The Boarding Fee and Landing Fee for Group 2 aircraft are charged together as per the Unified Boarding and Landing Fee for Group 2.

2.2.4.2.	The Unified Boarding and Landing Fee for Group 2 is paid by the aircraft owner or operator and its value is based on the type of flight (domestic or international) and by the Maximum Take-off Weight of the aircraft, as stated in its Certificate of Airworthiness (CofA) or an equivalent document.

2.2.4.3.	The Unified of Boarding and Landing Fee for Group 2 aircraft must not exceed the values provided in Table 3:

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

THE BRASILIA INTERNATIONAL AIRPORT

Table 3 - Unified Boarding and Landing Fee for Group 2 Aircraft

(Amended by Decision No. 112 of July 7, 2017)

Maximum Take-off Weight Range (Tons)	Domestic (R$)	International (R$)
UP TO 1	143.62	206.71
1 TO 2	143.62	206.71
2 TO 4	174.36	363.83
4 TO 6	352.74	731.74
6 TO 12	459.43	963.25
12 TO 24	1,043.55	2,174.61
24 TO 48	2,677.84	4,882.51
48 TO 100	3,169.86	6,631.29
100 TO 200	5,173.67	11,021.83
200 TO 300	8,167.35	17,541.48
MORE THAN 300	13,650.68	29,038.76

2.2.5.	Parking Fee

2.2.5.1.	The Parking Fee is the unit value that defines the price to remunerate the Concessionaire for the services, equipment and facilities provided for aircraft to park in the apron starting three hours after landing.

2.2.5.2.	The Parking Fee is paid by the aircraft owner or operator and its value depends on the type of flight (domestic or international).

2.2.5.3.	The Parking Fee is defined according to the location where the aircraft will be parked:

2.2.5.3.1.	Apron or

2.2.5.3.2.	Parking Area.

2.2.5.4.	Parking Fee for Group 1: - Parking Charges for Group 1 aircraft must not exceed the values provided in Table 4:

Table 4 - Parking Fee for Group 1 Aircraft

(Amended by Decision No. 112 of July 7, 2017)

Parking Fee	Domestic (R$)	International (R$)
Apron (PPM)	1.7341	4.6716
Parking Area (PPE)	0.3680	0.9511

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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2.2.5.5.	The Concessionaire will apply the following equations to calculate the rates of parking in the Apron (PPM) and in the Parking Area (PPE):

PPM = PMD . TPM . NHR

Where:

PPM = Rate of Service for Parking in Apron

PMD = Maximum Take-off Weight

TPM = Parking Fee in Apron

NHR = Number of hours or fraction thereof

PPM = PMD . TPE . NHR

Where:

PPE = Price for Parking in Apron

PMD = Maximum Take-off Weight

TPE = Parking Fee in Apron

NHR= Number of hours or fraction of parking time

2.2.5.6.	Parking Fee for Group 2 in Apron - Parking Charges for Group 2 aircraft parking in the Apron, per hour or fraction thereof, must not exceed the values provided in Table 5:

Table 5 - Parking Charges in Apron for Group 2 Aircraft (per hour or fraction thereof)

(Amended by Decision No. 112 of July 7, 2017)

Maximum Take-off Weight Range (Tons)	Domestic (R$)	International (R$)
UP TO 1	23.75	22.32
1 TO 2	23.75	22.32
2 TO 4	23.75	22.32
4 TO 6	23.75	26.88
6 TO 12	23.75	44.65
12 TO 24	34.48	89.71
24 TO 48	69.11	174.94
48 TO 100	114.42	291.06
100 TO 200	259.19	658.58
200 TO 300	451.93	1,151.80
MORE THAN 300	657.16	1,676.02

2.2.5.7.	Parking Fee for Group 2 in Apron - for Group 2 aircraft, per hour or fraction thereof, must not exceed the values provided in Table 6:

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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Table 6 - Parking Charges in Apron for Group 2 Aircraft (per hour or fraction thereof)

(Amended by Decision No. 112 of July 7, 2017)

Maximum Take-off Weight Range (Tons)	Domestic (R$)	International (R$)
UP TO 1	1.57	1.44
1 TO 2	1.57	1.44
2 TO 4	1.57	2.90
4 TO 6	2.06	5.15
6 TO 12	3.52	8.89
12 TO 24	6.89	17.56
24 TO 48	13.76	34.94
48 TO 100	22.87	58.29
100 TO 200	51.77	132.26
200 TO 300	90.41	230.68
MORE THAN 300	131.40	336.11

2.2.6.	Storage and Cargo Handling Fees

2.2.6.1.	The Storage Fee is the fee paid for storage, custody and control services of goods at the Airport Air Cargo Warehouses.

2.2.6.2.	The Cargo Handling Fee is the fee paid for movement and handling of goods at the Airport Air Cargo Warehouses.

2.2.6.3.	Storage and Cargo Handling Fees are levied:

2.2.6.3.1.	When importing, from the consignee or the authorized representative;

2.2.6.3.2.	In the case of goods in transit, from the carrier or beneficiary of the regime, and

2.2.6.3.3.	When exporting, from the exporter, carrier or their authorized representative.

2.2.6.4.	The tables relating to the Storage and Cargo Handling Fees presented in the items below apply indistinctly to Groups 1 and 2 aircraft.

2.2.6.5.	Storage Fee for Imported Cargo- Table 7 shows the mechanism to calculate the price of the Storage Fee for Imported Cargo:

Table 7 - Calculation of the Storage Fee for Imported Cargo

(Amended by Decision No. 112 of July 7, 2017)

Storage Period	Percentage over CIF value
1st - Up to 2 business days	0.75%
2nd - 3 to 5 business days	1.50%
3rd - 6 to 10 business days	2.25%
4th - 11 to 20 business days	4.50%
For every 10 days or fraction thereof, in addition to the 4th period after the goods are picked-up.	+ 2.25%

Observations:
1. Staring in the fourth (4th) period the percentages become cumulative;
2. This Table is applied cumulatively with Table 8.

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

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2.2.6.6.	Upon applying Table 7, the Concessionaire shall observe the following:

2.2.6.6.1.	Apply fifty percent (50%) of the fee provided in Table 7 in cases of: (i) imported cargo with "drawback" benefits; and (ii) imported cargo cleared under the Special Customs Regime for Industrial Storage under digital control (RECOF);

2.2.6.6.2.	Whenever the freight of the goods is not declared in the import document, their commercial value will be considered.

2.2.6.7.	Cargo Handling Fee for Imported Cargo- Table 8 shows the mechanism to calculate the Cargo Handling Fee for Imported Cargo:

Table 8 - Calculation of the Cargo Handling Fee for Imported Cargo

(Amended by Decision No. 112 of July 7, 2017)

Value based on verified gross weight
R$ 0.0580 per kilogram

Notes:

1. This Table is applied cumulatively with Table 7.

2. The value of the airport cargo handling tariff will be charged one single time.

3. Minimum fee: R$13.59 (thirteen reais and fifty and nine cents).

2.2.6.8.	Cumulative Storage and Cargo Handling Fee for Imported Goods Applied in Special Cases - Table 9 shows the mechanism for the cumulative calculation of the Storage and Cargo Handling Fee for Imported Cargo applied in the following cases:

2.2.6.8.1.	Goods reimported, redirected, mistakenly unloaded and returned abroad for repair or replacement;

2.2.6.8.2.	Unaccompanied baggage and cargo, considered by the Brazilian Internal Revenue Service as having no value or commercial destination;

2.2.6.8.3.	Foreign currencies, imported directly by the Brazilian monetary authority;

2.2.6.8.4.	Ground handling supplies and consumables for exclusive use of air carriers;

2.2.6.8.5.	Diplomatic bags, when properly labeled and under a reciprocity of treatment regime;

2.2.6.8.6.	Urns containing corpses or ashes;

2.2.6.8.7.	Plants, seeds, live animals, fertile eggs, semen and embryos, provided they are released within a maximum period of six (06) hours, counted from the act of receipt in the TECA;

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2.2.6.8.8.	Goods that enter the country under the Temporary Admission regime, demonstrably intended for use in competitions or other events of a scientific, sports, philanthropic or civic-cultural nature; and

2.2.6.8.9.	Devices, engines, reactors, parts, accessories and other maintenance and repair materials and parts imported or temporarily admitted in the country by national firms holding a concession or a permit of public air services, when intended for their own use.

2.2.6.8.10.	Goods removed to other customs premises of the primary zone established in airports, ports, etc.; and (Renumbered by Decision No. 121 of November 13, 2012)

2.2.6.8.11.	Goods in international transit in the country. (Renumbered by Decision No. 121 of November 13, 2012)

2.2.6.9.	When providing storage and cargo handling services, the Concessionaire shall observe any other exemptions and rebates determined by law.

Table 9 - Storage and Cargo Handling Fees for Imported Goods Applied in Special Cases

(Amended by Decision No. 112 of July 7, 2017)

Storage Period	On Gross Weight
1 - Up to 4 business days	R$	0.1545
2 - For every 2 days or fraction thereof, beyond the 1st period, until the goods are picked-up	+ R$	0.1545

Observations:
1. The minimum fee charged will correspond to R$13.59 (thirteen reais and fifty-nine cents).

2.2.6.10.	Cargo Handling Fee for Imported Goods in Transit- Table 10 shows the mechanism to calculate the price of Airport Cargo Handling Fee for imported goods that remain in the customs premises for at least 24 hours. This concerns goods that will be removed to other customs premises in the following cases:

2.2.6.10.1.	Goods removed to other customs premises of the secondary zone under the special customs transit regime; and

2.2.6.10.2.	Other cases of customs transit provided in the applicable law, except those already set forth in Item 2.2.6.8. (Reworded by Decision No. 121 of 13 November 2012)

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Table 10 - Cargo Handling Fees for Imported Cargo in Transit

(Amended by Decision No. 112 of July 7, 2017)

Value based on verified gross weight
R$ 0.9647

Notes:

1. Minimum fee: R$67.95 (sixty-seven reais and ninety-five cents);

2. This table applies to goods that remain in the TECA for a maximum of 24 (twenty-four) hours.

3. After this period of 24 (twenty-four) hours since the goods are admitted in the TECA, the fees defined in Tables 7 and 8 or Table 11 of this Annex shall apply.

2.2.6.11.	Storage and Cargo Handling Fee for Imported Goods of High Specific Value - Table 11 shows the cumulative mechanism to calculate the Storage and Cargo Handling Fee for Imported Goods of High Specific Value:

Table 11 - Cumulative Price of Storage and Cargo Handling Fees for Imported Goods of High Specific Value

(Amended by Decision No. 112 of July 7, 2017)

Storage Period	Percentile Range (R$)	Percentage over CIF Value
	from 5,000.00 to 19,999.99/kg	0.60%
3 business days or fraction thereof, counting from the date of receipt at the TECA	from 20,000.00 to 79,999.99/kg	0.30%
	above 80,000.00/kg	0.15%

Observations:
1. The CIF value per kilogram is calculated using the net weight of the goods as reference.

2.2.6.12.	Whenever the freight of the goods is not declared in the import document, their commercial value will be considered.

2.2.6.13.	Cumulative price of Storage and Cargo Handling Fees of Goods for Export - Table 12 shows the cumulative mechanism to calculate the price of Airport Charges for Storage and Cargo Handling of goods intended for export, according to the following criteria:

2.2.6.13.1.	Full price, at the TECA of origin, where the export process was initiated, levied on the exporter or his authorized representative;

2.2.6.13.2.	Partial price, with a fifty percent (50%) reduction, at the TECA of transit, levied on the carrier; and

2.2.6.13.3.	Reduction of fifty percent (50%) in cases of return of perishable goods to the TECA due to delayed or canceled flights.

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Table 12 - Cumulative Price of Storage and Cargo Handling Fees of Goods for Export

(Amended by Decision No. 112 of July 7, 2017)

Storage Period	Value based on Gross Weight
1 - Up to 4 business days	R$	0.0771
2 - For every 2 days or fraction thereof, beyond the 1st period, until the goods are picked-up	R$	0.0771

Observations:
1. Minimum tariff of R$5.44 (five reais and forty-four cents) at the TECA of origin
R$2.72 (two reais and seventy-two cents) at the TECA of transit;
2. Starting in the 2nd period the values become cumulative;
3. Reduction of fifty percent (50%) in cases of return of perishable goods to the TECA due to delayed or canceled fights.

2.2.6.14.	Storage and Cargo Handling Fee for Forfeited Goods: - Table 13 shows the Storage and Cargo Handling Fees charged for forfeited goods:

Table 13 - Storage and Cargo Handling Fee for Forfeited Goods

(Amended by Decision No. 112 of July 7, 2017)

Storage Period	Percentage over FOB value
1- Up to 45 days	1.50%
2 - Above 45 days to 90 days	3.00%
3 - Above 90 days to 120 days	4.50%
4 - Over 120 days	7.50%

3.	Ancillary Fees Applicable to Charges

3.1.	Ancillary FNAC Fees (Federal Law No. 12.648/2012) (Amended by Decision No. 193 of December 22, 2016)

3.1.1.	In accordance with Federal Law No. 12.648 of May 17, 2012, the portion corresponding to the increase granted to the international shipping charges through Ministry of Aeronautics Ordinance No. 861/GM2 of December 9, 1997 (Amended by Decision No. 193 of 22 December 2016) constitutes own revenue of the National Civil Aviation Fund - FNAC.

3.1.2.	For the purpose of this Annex, the value of the Ancillary charge of FNAC will always correspond to US$18.00 (eighteen dollars of the United States of America), regardless of the charges practiced or any adjustments resulting from the Concession Agreement. (Amended by Decision No. 193 of 22 December 2016)

3.2.	(Excluded by Decision No. 193 of 22 December 2016)

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4.	Collection System

4.1.	Introduction

4.1.1.	The Boarding Fee will be levied by the Concessionaire and collected by the national and foreign air carriers.

4.1.2.	The Concessionaire shall adhere to the Unified Collection System of Airport Charges and Fees (SUCOTAP), in accordance with the regulations in force. Nonetheless, the Concessionaire may request authorization from ANAC to use its own collection system (“Collection System of the Concession”). This request will be granted provided it does not conflict with the public interest and only on a temporary basis.

4.1.3.	Should a Collection System of the Concession be created, subject to prior approval by ANAC, the following conditions must be observed:

4.1.3.1.	The Charges may be levied up front or ex-post directly from the Air Carriers and other Airport users in a maximum period defined by the Concessionaire.

4.1.3.2.	Payment deadlines must not be differentiated by users, only by category of service provided.

4.1.3.3.	The Concessionaire may charge users interest on arrears equivalent to the Reference Rate of the Special System for Settlement and Custody (SELIC) per month of missed tariff payment.

4.1.3.4.	The Ancillary FNAC Fee must be levied together with the Charges. The Concessionaire must effect payment every month, on the fifteenth (15th) business day of the month following the month of appropriation. Any delay will involve the payment by the Concessionaire of a ten percent (10%) fine and application of interest equivalent to the Special System of Settlement and Custody (SELIC). (Amended by Decision No. 193 of 22 December 2016)

4.1.3.5.	Should the delay in paying the Ancillary FNAC Fee be attributable to the Concessionaire, then the fine addressed in Item 4.1.3.4 will be owed by the Concessionaire. (Amended by Decision No. 193 of 22 December 2016)

4.1.3.6.	(Excluded by Decision No. 193 of 22 December 2016)

4.1.3.7.	The Ancillary FNAC Fee shall be paid through a special payment slip, pursuant to specific regulation. (Amended by Decision No. 193 of 22 December 2016)

4.1.3.8.	The Concessionaire must present the other rules related to the Collection System of the Concession to ANAC for approval. Among them should be the rules for collection and currency conversion of the Ancillary of the National Civil Aviation Fund - FNAC.

4.1.3.9.	When managing its own collection system, the Concessionaire will be fully responsible for collecting overdue payments from users.

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ANNEX 5 TO THE BRASILIA INTERNATIONAL AIRPORT

CONCESSION AGREEMENT

MARGINAL CASH FLOW

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

BRASILIA INTERNATIONAL AIRPORT

Contents

1.	Marginal Cash Flow	2

2.	Revision of the Marginal Cash Flow Resulting from Each Adjustment	3

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1	Marginal Cash Flow

1.1.	Economic-financial balance will be adjusted in such a way that the net present value of the estimated Marginal Cash Flow as a result of the event that prompted adjustment is equal to zero, considering (i) the flows of marginal expenditures resulting from the event that triggered adjustment; and (ii) the marginal revenue flows resulting from the event that led to adjustment.

1.2.	The flows of marginal expenditures and revenues described under item 1.1 above will be discounted as per the Marginal Cash Flow Discount Rate to be ascertained upon Concession Parameter Revisions pursuant to Section II – Revision of Concession Parameters of Chapter VI of the Agreement, through broad-based public consultation.

1.2.1.	In the case of events related to the risks described under item 5.2 of the Agreement prior to the First Revision of Concession Parameters and that give rise to an Extraordinary Revision, the Marginal Cash Flow Discount Rate will be calculated according to the methodology to be determined by the ANAC through broad-based public consultation.

1.3.	In order to ascertain the flows of marginal expenditures, market criteria will be used to estimate the value of the investments, costs and expenses resulting from the event that triggered the adjustment.

1.4.	In order to ascertain the marginal revenue flows for which an estimation of demand is necessary, the following two-stage approach will be used:

1.4.1.	Upon adjustment of the economic-financial balance, the initial calculation to scale the adjustment will take into consideration the actual demand in the previous years and will be based on the best practices to estimate the demand until the end of the Concession period;

1.4.2.	This initial calculation will be periodically revised in order to override the estimated demand with the respective actual amounts pursuant to the following items.

1.5.	The estimated demand under item 1.4 above will be developed by the Concessionaire and submitted to ANAC for approval, which may choose to use its own estimate, subject to the criteria set forth in this Annex.

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2	Revision of the Marginal Cash Flow Resulting from Each Adjustment

2.1.	For each adjustment of the economic-financial balance where an estimated demand has been adopted, ANAC will periodically revise the respective marginal revenue flows described in the previous items with a view to adjusting the estimated demand data to the actual data calculated during the term of the Concession, and the following applies:

2.1.1.	The frequency of revisions will be established by ANAC, and revisions will be performed at intervals of no more than five (5) years and at the end of the Concession;

2.1.2.	The revision to be conducted by ANAC may also take into consideration other actual data collected during the term of the Concession in order to override variables estimated in the Marginal Cash Flow, with no change in the estimated investment amounts, costs and expenses factored into the marginal expenditure flows; and

2.1.3.	In the revision to be carried out by ANAC, the Discount Rate originally used in the Marginal Cash Flow estimated as a result of the adjustment must be maintained, and it will be calculated in the revision of Concession Parameters immediately prior to the event.

2.2.	At the end of the Concession term, if the result for the last revision of the Marginal Cash Flow is favorable to the Concessionaire, ANAC may:

2.1.4.	Stipulate additional charges to the Concessionaire so that the respective expenses offset the net present value of the Marginal Cash Flow; or

2.1.5.	Retain amounts paid by the Concessionaire, such as the Agreement Performance Guarantee, already held by ANAC, until such amounts offset the net present value of the Marginal Cash Flow.

2.3.	At the end of the Concession term, if the result for the last revision of the Marginal Cash Flow is unfavorable to the Concessionaire, ANAC shall restore the economic-financial balance of the Agreement in order to provide additional revenue to the Concessionaire so as to offset the net present value of the Marginal Cash Flow.

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ANNEX 6 TO THE BRASILIA INTERNATIONAL
AIRPORT CONCESSION AGREEMENT

TEMPLATES AND MINIMUM CONDITIONS FOR
SURETY AGREEMENTS

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

THE BRASILIA INTERNATIONAL AIRPORT

MINIMUM CONDITIONS FOR INSURANCE AGREEMENTS AND SURETIES

Minimum Terms and Conditions of the Surety Bond

1.	Policy Holder

1.1	Concessionaire

2.	Insured

2.1	ANAC

3.	Scope of Insurance

3.1	To ensure full performance of all obligations contracted by the Concessionaire with the Granting Authority, under the terms of the Agreement. The Insured Party must be indemnified at the amount set forth under Item 5 below in the event of breach of contractual obligations, penalties or default.

4.	Instrument

4.1.	Surety Bond Policy issued by insurance company duly incorporated and authorized to operate by the Brazilian Federal Insurance Commissioner (SUSEP), subject to the regulations of SUSEP applicable to the surety bond.

5.	Surety Value

5.1.	The Surety Bond Policy specifies the indemnity values for each period of the Agreement in accordance with Clause 3.1.61 of the Agreement.

5.2	The Surety Agreement will be adjusted annually, on the same date as the annual adjustments of the Fixed Contribution amount based on the equation below:

Gt = Gt -1 x (1 + IPCAp)

Where:

Gt is the value of the adjusted Surety Bond;

Gt -1 is the value of the Surety Bond in effect;

IPCAp is the Broad National Consumer Price Index calculated by the Brazilian Institute of Geography and Statistics (IBGE); cumulative amount for the period from the month of the last readjustment to the month of the relevant adjustment.

6.	Duration

6.1.	The Surety Bond Policy will remain in force for a period of twelve (12) months, and will be renewed as set forth in the Concession Agreement.

7.	Additional Provisions

7.1	The Surety Bond Policy will contain the following additional provisions:

(i)    Statement by the Insurance Company that it acknowledges and agrees to the terms and conditions of the Concession Agreement and Public Bidding Notice;

(ii)    Cancelling the Surety Bond Policy due to lack of full or partial payment of the premium is prohibited;

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(iii)    In the event the Policy Holder fails to fulfill the obligations covered by the Surety Bond Policy, the Insured Party will be entitled to indemnity from the Insurance Company if attempts to notify the Policy Holder fail;

(iv)   Upon termination of the Concession, ANAC may enforce the Surety Bond Policy to receive compensation for any losses; and

(v)    Any legal issues that arise between the Insurance Company and the Insured Party will be resolved in the jurisdiction of the latter.

Any terms that are not expressly defined in this Annex will be defined in the Concession Agreement.

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Bank Guarantee Template

[place], [day] [month] 2011

TO ANAC

[•]

Ref.: Letter of Bank Guarantee No. [•] (“Letter of Guarantee”) R$ [·] (· reais)

1.	By this Letter of Guarantee, the Bank [•], with registered office in [•], registered at C.N.P.J.M.F. under No. [•] (“the Guarantor Bank”), directly for itself and any successors, undertakes the obligation with the NATIONAL CIVIL AVIATION AGENCY, an autonomous government entity of the indirect federal administration, with its seat in Brasilia, Federal District, Setor Comercial Sul, Quadra 09, Lote C, Ed. Parque da Cidade Corporate - Torre A, expressly waiving the rights set forth in Articles 827, 835, 837, 838, and 839 of Law No. 10.406, dated January 10, 2002 (Brazilian Civil Code), for the strict compliance of all the obligations undertaken by [•] incorporated in the form of a joint-stock company, with registered office in [municipality], State of [•], [address], registered in the Corporate Taxpayer Registry of the Ministry of Finance under No. [•], (the “Secured Party”), in the Concession Agreement to Expand, Maintain and Develop the International Airport of Brasilia/Campinas/Guarulhos (“Agreement”), between ANAC and the Secured Party, signed on [•], under terms, clauses and conditions that the Guarantor Bank declares expressly to acknowledge and accept.

2.	As a consequence of this Letter of Guarantee, the Guarantor Bank must pay ANAC the amounts set forth below, for each period of the Concession, in the event of non-compliance with the obligations undertaken by the Secured Party under the Agreement:

(Amounts in accordance with Clause 3.1.66 of the Agreement)

Note(1): The amounts above will be adjusted annually, on the same date that the Concession is adjusted, according to the equation below:

Ft = Ft -1 x (1 + IPCAp)

Where:

Ft is the value of the adjusted Surety Bond;

Ft -1 is the value of the Surety Bond in effect;

IPCAp is the Broad National Consumer Price Index calculated by the Brazilian Institute of Geography and Statistics (IBGE); cumulative amount for the period from the month of the last adjustment to the month of the relevant adjustment.

3.	In addition, with regard to the amounts above, the Guarantor Bank undertakes the obligation of paying for any losses caused by Secured Party, as well as any fines enforced by ANAC in relation to the Agreement, amounts resulting from contractual default, and agrees to make the payments arising from these bonds as required, within a maximum period of forty-eight (48) hours following receipt by the Guarantor Bank of the written notification by ANAC.

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4.	The Guarantor Bank must not allow any objection or opposition on behalf of or invoked by the Secured Party as a waiver not to fulfil the obligation undertaken with ANAC under the terms of this Letter of Guarantee.

5.	The Guarantor Bank and the Secured Party may not change any of the terms of the Surety Bond without prior and express authorization by ANAC.

6.	Whenever the Secured Party uses part of the Surety Bond, the Guarantor Bank agrees to promptly notify the Secured Party so that it may, within ten (10) business days of the date of use, restore the full amount of the Guarantee.

7.	In the event that ANAC files a lawsuit for the fulfillment of the obligation referred to in this Letter of Guarantee, the Guarantor Bank agrees to pay the judicial and extra-judicial expenses.

8.	The Surety Bond will remain in effect for a minimum period of one (1) year from this date, in accordance with the conditions set forth in Clause 3.1.62 of the Agreement.

9.	The Guarantor Bank represents and guarantees that:

9.1	This Letter of Guarantee is duly recorded in its books and in full compliance with the current regulations of the Central Bank of Brazil, in addition complying with the applicable current banking legislation;

9.2	The signatories of this instrument are authorized to provide the Surety in their name and under their responsibility; and

9.3	Its capital stock is R$ [•] (reais), and it is authorized by the Central Bank of Brazil to issue Letters of Guarantee, and that the amount of this Letter of Guarantee, totaling R$ [•] (• Reais) , is within the limits authorized by the Central Bank of Brazil.

10.	Any terms that are not expressly defined in this Letter of Guarantee will be defined in the Concession Agreement.

[signature of attorneys-in-fact with a notarized signature]

Witness

Witness

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ANNEX 7 OF THE BRASILIA INTERNATIONAL AIRPORT CONCESSION AGREEMENT

TERMS OF PROVISIONAL ACCEPTANCE AND
PERMISSION TO USE ASSETS

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

BRASILIA INTERNATIONAL AIRPORT

TERMS OF PROVISIONAL ACCEPTANCE AND PERMISSION TO USE ASSETS

The National Civil Aviation Agency (ANAC), entity of the indirect federal public administration subject to a special autarchic regime under the Civil Aviation Secretariat, in this act represented in accordance with its Internal Regulation, and on the other hand Inframérica Concessionária do Aeroporto de Brasília S. A., with headquarters at Brasilia International Airport – Presidente Juscelino Kubitschek, Área Especial s/nº, registered at CNPJ under nº 15.559.082/0001-86, herein represented in accordance with its bylaws by Gerson de Mello Almada, Brazilian, divorced, chemical engineer, holder of the Identification Document RG nº 4.408.755 SSP/SP, registered at CPF/MF under nº 673.907.068-72, domiciled at the Municipality of Barueri, State São Paulo, at Alameda Araguaia, nº 3571, Centro Empresarial Tamboré, and José Antunes Sobrinho, Brazilian, married, civil engineer, holder of the Identification Document RG nº 5.275.592-4 – SSP/SC, registered at CPF/MF under nº 157.512.269-87, domiciled at Rua Tenente Silveira, nº 94, 7º andar, Municipality of Florianópolis, State of Santa Catarina (hereinafter referred to as the Concessionaire), have agreed to these Terms of Provisional Acceptance and Permission to Use Assets, pursuant to the following terms and conditions:

1 - PURPOSE

1.1.	The purpose of these Terms is:

1.1.1.	To present the inventory of all the existing goods that are part of the Airport in accordance with the Concession Agreement, indicating the conservation and operating conditions of said goods; and

1.1.2.	To provide permission to use and access the inventoried assets included in the attached list free of charge, in accordance with Clause 3.2.10 of the Concession Agreement, of which these Terms are now an integral part, with the purpose of enabling the Concessionaire to continue performing the Concession Agreement.

1.2.	The inventory of the goods is attached to these Terms of Provisional Acceptance and Permission to Use Assets, and includes their description, conservation status, operating capacity, and other complementary technical specifications.

2 - DURATION

2.1.	The Concessionaire agrees to verify the accuracy of the inventory attached hereto, as well as to request any adjustments it deems necessary, justifying any such requests at least thirty (30) days prior to the end of Stage 2 of Phase I A.

2.2.	Following the approval of the requested adjustments ANAC will issue a new inventory, which will be attached to the Terms of Final Acceptance and Permission to Use Assets to be signed by the Concessionaire and ANAC, thus initiating Stage 3 of Phase I A.

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2.3.	These Terms of Provisional Acceptance and Permission to Use Assets shall enter into effect on the date of their signing and expire on the same date that the Terms of Final Acceptance and Permission to Use Assets are signed.

3 - IMPROVEMENTS

3.1.	Any improvements, whether useful, necessary or voluntary, as well as plantations and accessions, whether consented or not, that the Concessionaire undertakes in the area subject to the Permission to Use, shall be incorporated to the area, and the Concessionaire waives any right of retention or indemnity arising from them.

4 – TERMINATION

4.1	These Terms of Provisional Acceptance and Permission to Use Assets will terminate in the same events provided for termination in the Concession Agreement.

4.2	The termination of these Terms of Provisional Acceptance and Permission to Use Assets will imply the immediate vacation and restitution of the assigned areas, under penalty of having the Concessionaire be considered a pilferer, for the purpose of reintegration of ownership, pursuant to Articles 926 and the following ones of the Brazilian Code of Civil Procedure. It will also imply the immediate return of all equipment being used, without prejudice to any indemnity to the Granting Authority, where applicable.

In witness whereof, the parties hereto sign this instrument in 02 (two) identical copies, in the presence of the 02 (two) witnesses named below.

, by by _.

ANAC

Concessionaire

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PROVISIONAL LIST OF GOODS AND ASSETS AND INVENTORY

Description of the Good	Conservation Status	Operating Capacity	Other technical specifications

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ANNEX 8 TO THE BRASILIA INTERNATIONAL AIRPORT CONCESSION AGREEMENT

TERMS OF FINAL ACCEPTANCE AND PERMISSION TO USE ASSETS

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP

THE BRASILIA INTERNATIONAL AIRPORT

TERMS OF FINAL ACCEPTANCE AND PERMISSION TO USE ASSETS

The National Civil Aviation Agency (ANAC), an agency of the indirect federal public administration subject to a special autarchic regime under the Civil Aviation Secretariat, in this act represented in the form of its Internal Regulation, and _______________, with its registered office at______________, represented in consonance with its bylaws by ________________ (hereinafter referred to as the Concessionaire), have agreed to these Terms of Final Acceptance and Permission to Use Assets, pursuant to the following clauses and conditions:

1 - PURPOSE

1.1.	The purpose of these Terms is:

1.1.1.	To ensure the formal acceptance by the Concessionaire of the inventory of all the existing goods that are part of the Airport, outlined in the Terms of Provisional Acceptance; and

1.1.2.	To provide permission to use and access the inventoried goods included in the attached list free of charge, in accordance with Clause 3.2.10 of the Concession Agreement, of which these Terms are now an integral part, with the purpose of enabling the Concessionaire to continue to perform the Concession Agreement.

2 - DURATION

2.1.	These Terms of Final Acceptance and Permission to Use Assets will become effective on the date of their signature and will end on the same date that the Concession Agreement terminates.

2.2.	Being an accessory agreement, these Terms of Final Acceptance and Permission to Use Assets may have their term period altered as a result of changes in the term of the Concession Agreement.

3 - PERMISSION CONDITIONS

3.1.	The Concessionaire agrees to:

3.1.1.	Inspect the referred assets and agree with the description set forth in the inventory, which will become an integral part of this Agreement, waiving any rights to complain to ANAC in relation to said assets;

3.1.2.	Use the area, equipment and assets exclusively for the performance of the Concession Agreement, and acknowledges that their use for any purpose other than those provided therein is prohibited;

3.1.3.	Ensure the custody and conservation of the areas and equipment in order to return them to ANAC in the same operating conditions in which they are being delivered;

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3.1.4.	Pay any taxes and fees that apply or that may become applicable to these areas as a result of the performance of the Concession Agreement, as well as any electricity, water and telephony expenses incurred at the work sites, further responding for any other requirements of the public authorities that it incurs; and

3.1.5.	Occupy the property and take responsibility for maintaining the buildings, equipment and assets as of the signing of this instrument.

4 - IMPROVEMENTS

4.1.	Any improvements, whether useful, necessary or voluntary, as well as plantations and accessions, whether consented or not, that the Concessionaire undertakes in the area subject to the Permission to Use, shall be incorporated to the area; the Concessionaire waives any right of retention or indemnity.

5 – TERMINATION

5.1.	These Terms of Final Acceptance and Permission to Use Assets will terminate under the same of extinction hypotheses provided in the Concession Agreement.

5.2.	The extinction of these Terms of Final Acceptance and Permission to Use Assets will imply the immediate eviction and restitution of the assigned areas, under penalty of having the Concessionaire be considered a usurper, for the purpose of reintegration of ownership, pursuant to Articles 926 and subsequent Articles of the Brazilian Code of Civil Procedure. It will also entail immediate return of all equipment being used, without prejudice to any indemnity to the Granting Authority, where applicable.

In witness whereof, the parties hereto sign this instrument in two (02) identical copies, in the presence of the two (02) witnesses named below.

, by by .

ANAC

Concessionaire

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FINAL LIST OF GOODS AND ASSETS AND INVENTORY

Description of Good	Conservation Status	Operating Capacity	Other technical specifications

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ANNEX 9 TO THE BRASILIA INTERNATIONAL AIRPORT CONCESSION AGREEMENT

OPERATIONAL TRANSFER PLAN (PTO)

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

BRASILIA INTERNATIONAL AIRPORT

Contents

1.	Introduction	2

2.	Objectives of the PTO	3

3.	Content of the PTO	3

4.	Implementation of the PTO	6

5.	Sample Operational Transfer Actions	8

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1.	Introduction

1.1	In order to ensure an efficient transition of airport operations and operational safety of the Airport between Infraero and the Concessionaire by minimizing the impact on passengers, airlines and other users of the Airport, the Concessionaire will develop an Operational Transfer Plan (PTO).

1.1.1	A Transition Committee will be established as part of the Operational Transfer Plan. The Committee will be led by the Concessionaire and will include representatives from the following agencies and entities:

1.1.1.1	National Civil Aviation Agency – ANAC;

1.1.1.2	Brazilian Airport Infrastructure Company – Infraero;

1.1.1.3	Department of Air Space Control – DECEA;

1.1.1.4	Brazilian Internal Revenue Service – RFB;

1.1.1.5	Federal Police Department;

1.1.1.6	National Health Surveillance Agency – ANVISA;

1.1.1.7	International Agricultural Surveillance System – Vigiagro;

1.1.1.8	Representatives from Airlines or airline committee, as appropriate;

1.1.1.9	Representative of employees, to be appointed by the airport workers union;

1.1.1.10	Airport Administrators or a committee of administrators; and

1.1.1.11	Other public or private organizations that are relevant to the operation of the Airport.

1.2	The Transition Committee will remain active until the end of Phase I-A and will meet to monitor and support the Operational Transfer Plan on a monthly basis or when convened by the Civil Aviation Secretariat of the Presidency of the Republic, which is responsible for monitoring the activities of the Transition Committee and arbitrating any disputes between members.

1.3	The Concessionaire shall set up a Transition Team whose members should have a managerial profile to be responsible for operating the Airport during the transition period.

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2.	Objectives of the PTO

2.1	During Phase I-A specified in the concession agreement, the Concessionaire shall demonstrate to ANAC that the Concessionaire is able to understand and analyze Airport operations. The Operational Transfer Plan has the following overall objectives:

A)	Seamless transfer of airport operations according to an implementation schedule; and

B)	Assessment and improvement of operational safety.

2.2	To achieve these objectives, the following actions must be planned.

A.	Seamless transfer of airport operations

2.2.1	The Concessionaire shall identify the actions to be performed by each Transition Team member in order to ensure continued operation of the Airport, including a schedule.

B.	Assessment and improvement of operational safety

2.2.2	To assess and maintain operational safety, the Concessionaire shall undertake the following actions:

2.2.2.1	Ensure that maintenance of operational safety is kept at acceptable levels;

2.2.2.2	Update the Aerodrome Operational Safety Management Manual;

2.2.2.3	Update the Aerodrome Operations Manual (MOPS).

2.3	The Concessionaire shall collaborate with the Airport Operator on the planning and implementation of works so as to maintain the risk to air operations at acceptable levels.

3.	Content of the PTO

3.1	When developing the PTO, the Concessionaire should take into consideration the need to maintain open communication with all stakeholders regarding the potential problems associated with the transition as of the first day of the Agreement coming into force.

3.2	During preparation of the Plan, the Concessionaire shall meet with groups of employees, holders of agreements for the assignment of areas in the Airport, government agencies and other stakeholders in order to identify specific concerns and issues to be covered by the plan.

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3.3	The following items are indicative of the content of the plan and how it should be organized.

A)	Airport Management Transition Plan;

B)	Human Resources Transition Plan; and

C)	Public Communication and Information Plan.

A.	Airport Management Transition Plan

3.3.1	The Airport Management Transition Plan should set forth membership of the Transition Team, which will include people to be allocated to key areas of the Airport, namely: aerodrome management, operational safety management, airport operations, aerodrome maintenance, and airport emergency response.

3.3.2	According to the Plan, during Stage 2 of Phase I-A (Assisted Operation) the Transition Team will function as a back-up organization to the current Airport administration, where the managers designated by the Concessionaire will approve decisions within their areas of responsibility that may have a direct impact on the transition. Thus, the Plan should reflect the governance model to be adopted and the main decisions to be shared. If no consensus between the decisions made by the current administration and the Concessionaire can be reached, the matter should be submitted to ANAC for review.

3.3.3	The Management Plan should also consider how the Transition Team will operate in terms of membership and responsibilities so as to launch Stage 3 of Phase I-A (Transition Operation) with an administrative structure that is fully ready to undertake all responsibilities under the Agreement. As a result, at the beginning of Stage 3 the Concessionaire shall agree to put in place an organizational team with the experience, skills and leadership to steer the specific transition activities.

3.3.4	To ensure effective transfer of information on the future organization, the Concessionaire shall:

3.3.4.1	Prepare a briefing document on the new organization describing the proposed team and containing information on their individual roles.

3.3.4.2	Schedule visits by the new team to share information with the current employees about the new organization and introduce the new managers.

3.3.4.3	Propose briefing meetings with the holders of agreements for the assignment of areas in the Airport and other stakeholders to share information and introduce the new managers.

3.3.5	The Concessionaire shall make arrangements for the immediate commencement of actions to raise operational standards. Teams reporting into the new management should be set up to plan, steer and control transition activities.

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B.	Human resources transition plan

3.3.6	As part of its Human Resources Transition Plan, the Concessionaire shall conduct a survey of current employees to identify whether they are interested in participating in the new venture and to match their technical skills with the actions to be performed.

3.3.7	The Human Resources Transition Plan must contain the following as a minimum:

3.3.7.1	A career, roles and salary progression plan that treats all employees fairly and equitably.

3.3.7.2	An individual skills evaluation and technical proficiency program for all existing employees regarding the future requirements of their jobs.

3.3.7.3	Employee Training Plan in line with the minimum requirements set forth in ANAC regulations, with other Government bodies and with the needs of the Concessionaire's career progression plan.

C.	Communication and information plan

3.3.8	During transition, the Concessionaire must be able to collaborate with the Transition Committee on implementation of a public relations plan. This plan should aim at achieving the following results:

3.3.8.1	Creating a positive relationship with all key stakeholders.

3.3.8.2	Becoming aware of the stakeholders’ values and priorities.

3.3.8.3	Initiating ongoing stakeholder dialog and participation in the implementation of a program of continuous improvement of the Airport.

3.3.9	Potential initiatives to be included in the Communication Plan are: establishment of forums with the Airport stakeholders; focus group meetings with employees, lessees and users; passenger opinion polls; regular meetings with employees; one-to-one consultations and meetings.

3.3.10	The Communication and Information Plan should provide information to all stakeholders on the objectives of the transition stages, the expected results and how it will be conducted. The Concessionaire must have a robust program in place in order to achieve its objectives. A key element is a comprehensive information package that includes details such as:

3.3.10.1	The rationale and benefits of changing Concessionaires.

3.3.10.2	An introduction of the Concessionaire and experience of its members.

3.3.10.3	What is expected to happen, as well as what is not expected.

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

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3.3.10.4	A summary of key operational improvements to be made.

3.3.11	The remaining mechanisms in the Communication and Information Plan must take into consideration the audience to be reached and the primary means to be used. As an example, printed communication can be chosen as the main vehicle, with a focus on advertisements in newspapers and magazines to convey key messages. The Concessionaire must agree to meet on a regular basis with representatives from the various media outlets in order to accurately convey the benefits to be achieved with the new concession.

4.	Implementation of the PTO

4.1	The Operational Transfer Plan will comprise 3 different stages as reflected in the Agreement:

A)	Stage 1 – Preparation

B)	Stage 2 – Assisted Operation

C)	Stage 3 – Transition Operation

Stage 1 - Preparation

4.1.1	Upon award of the contract, the Concessionaire shall start collaborating with Infraero in order to implement the new organization and organizational culture, as well as a series of standards and challenging objectives. As such, the Concessionaire shall develop specific plans and programs to facilitate and guide a smooth transition process. The set of plans makes up the Operational Transfer Plan (PTO) to be developed and submitted to ANAC within 10 days of the agreement coming into force. ANAC shall review the PTO within 20 days and request any adjustments and/or clarifications as necessary.

Stage 2 – Assisted Operation

4.1.2	Once approval of the PTO has been obtained, Stage 2 of Phase I-A will begin. The objectives of this stage are as follows:

4.1.2.1	To allow the Concessionaire to obtain and prepare the necessary resources for the provision of the services described in the agreement;

4.1.2.2	To minimize any adverse effects arising from the transfer of services to the Concessionaire;

4.1.2.3	To ensure availability of the information and procedures necessary for the Parties to fulfill their responsibilities and rights described in the Agreement.

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

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4.1.3	At this Stage, Infraero will remain responsible for operating the Airport Complex by directly monitoring the new Concessionaire. Among other duties, Infraero shall approve the management’s decisions on an assisted operation basis as set forth in the PTO. To this end, the Concessionaire shall set up a transition team with direct responsibility for monitoring the main functional areas.

4.1.4	At this stage, the Transition Team must ratify the list of valid manuals and procedures as approved by ANAC. The existing Aerodrome Operations Manual (MOPS) needs to be revised at that time with ratification of the understanding and compliance with its requirements.

4.1.5	At this stage, the Concessionaire’s Transition Team will collaborate with the Transition Committee and all individuals designated by the Transition Committee to transparently coordinate the launch of its operational activities/services.

4.1.6	The Concessionaire should have free access to all facilities at the airport site, and physical spaces will be designated for the Concessionaire to conduct transitional efforts and activities. During this stage the Concessionaire shall conduct a comprehensive audit to become thoroughly familiar with the operations, organizational structure, holders of agreements for the assignment of areas in the Airport, and airport users.

4.1.7	The Concessionaire shall perform the following actions to ensure an effective and timely transition:

4.1.7.1	Treat all Infraero staff in a fair, open and equitable manner.

4.1.7.2	Take the initiative to communicate with employees, assignees of areas at the Airport, users, airlines, government agencies, and the community in general regarding all transition-related aspects.

4.1.7.3	Launch training and development efforts of the existing and future Airport staff.

4.1.7.4	Take the initiative to cooperate with local and regional representatives from the Government, business community and general public to support integration and development of the Airport with local and regional goals.

4.1.7.5	Establish an efficient organizational structure that clearly outlines the various areas of responsibility.

Stage 3 – Transition Operation

4.1.8	In Stage 3, the Concessionaire will become responsible for the operation of the Airport. The Concessionaire will rely on support from Infraero, the latter being required to make its staff available upon request, who will be managed by the Concessionaire itself. Stage 3 will start immediately after the end of Stage 2 pursuant to the Agreement.

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CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

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4.1.9	During this time, the Concessionaire agrees to carry out all functional activities, including human resources management and employee training; security and surveillance programs; airport site operation and maintenance programs; administration and finance programs; commercial operations; engagement and communication with all other stakeholders involved in the day to day airport operations (i.e. users, retailers, government agents, etc.).

4.1.10	During Stage 3, continuation or renewal of the operational certification may be performed pursuant to the terms of the PTO, subject to the special provisions in the legislation and ANAC’s regulations.

5.	Sample Operational Transfer Actions

5.1	In order to help understand how to develop the Operational Transfer Plan (PTO), below are some examples of possible actions for consideration.

Transition Team

A Transition Team will be put together to manage all aspects of the transition from operation by Infraero to operation by the Concessionaire. Among other activities, the team will:

•      Develop a detailed transition schedule.

•      Split the team into sub-teams to deal with specific aspects of the transition (e.g. operations team, communications team, etc.). The sub-teams will report to the Transition Team, which will be the decision maker.

•      Supervise the sub-teams and facilitate weekly/bi-weekly meetings of all sub-teams.

•      Negotiate with Infraero to ensure a smooth transfer of assets, contracts, documentation, and staff to the Concessionaire.

•      Ensure continued operation of all business systems (accounting, operations, information technology, payroll, etc.).

•      Provide legal and technical advice.

•      Put in place a management structure for the Airport by appointing executive managers and group/service/practice leaders.

Sub-Team: Finance

A Finance Team can be set up to develop budgets and manage expenses. Among other activities, the team will:

•      Develop a detailed monthly budget for the first 2 years.

•      Develop a quarterly budget for the third year.

•      Ensure effective transition of financial systems (e.g. accounting, payroll, etc.).

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• Develop tools to ensure that detailed and transparent financial records are kept. • Identify improvement areas for an optimized and customized Airport finance system.

Sub-Team: Operations

An Operations Team may be created to operate the Airport. Among other activities, the team will:

•      Collaborate with Infraero, ANAC and DECEA on regulatory issues related to airport operations.

•      Identify staffing needs.

•      Identify maintenance and minor improvement needs; develop a budget and schedule.

•      Identify additional equipment needs; develop an implementation plan, budget and schedule.

•      Recommend updates in the Aerodrome Operations Manual (MOPS) for continued or renewed Airport Certification.

Sub-Team: Communications

A Marketing Team may be put together to manage all aspects of internal and external communications. Among other activities, the team will:

•      Design a public relations strategy.

•      Develop relationships with the media in Brazil and with the international airport community.

•      Manage relationships with airlines.

Sub-Team: Business

An Organizational Structure Team can be created to advise and develop alternatives to the Airport's organizational structure and human resources plan. Among other activities, the team will:

•      Provide to the transition team a list of potential executive management leaders and groups/services/practices based on experience and expertise.

•      Identify areas where the Management Team may require strengthening and development of recruitment criteria.

Sub-Team: Information Technology

An Information Technology (IT) Team may be set up to manage a smooth transition of the IT infrastructure. Among other activities, the team will:

•      Evaluate the existing IT system.

•      Identify necessary IT improvements.

•      Identify strategic IT recruitment/training needs.

•      The team will collaborate with the Finance and Operations Teams.

Establishment of the new Airport Management Team	The Transition Team will transfer all powers to the new Airport Management Team. All sub-teams reporting into the Transition Team should also be transferred to the appropriate teams and groups under the new management and its organizational structures.

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Short-term improvements

Within 3 months of the Effective Date of the Agreement, the Concessionaire will look into opportunities for immediate benefits to increase operational efficiency, passenger experience, and business performance, which may include:

•      Improving the security process thereby enhancing processing efficiency.

•      Improving signaling inside and outside the terminal.

•      Introducing a marketing rebate scheme on aeronautical charges in order to encourage provision of new services.

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ANNEX 10 TO THE BRASILIA INTERNATIONAL AIRPORT
CONCESSION AGREEMENT

CAPACITY OF THE RUNWAY SYSTEM

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

BRASILIA INTERNATIONAL AIRPORT

1.	Introduction

1.1.	This Annex outlines values for the capacity of the runway system that are to be ensured by the relevant Government Authority, provided that all the conditioning factors unrelated to the activities under the jurisdiction of public agency(ies) that provide air traffic services.

1.2.	The relevant Government Authority will provide the approach control service to aircraft performing landing or take-off procedures in the aerodrome (Approach Control Center - APP) and the aerodrome control service to the aircraft during the maneuver, take-off, landing or overflight steps (Aerodrome Control Tower - TWR).

1.3.	The capacity of the runway system will be dependent on the existing airport infrastructure, and this capacity will be measured by DECEA. Capacity constraints resulting from unavailability of airport infrastructure are a risk for the Concessionaire.

2.	Conditioning Factors

2.1.	The capacities outlined in this Annex are predicated on normal operating conditions and are associated to the following factors:

a)	Optimal air traffic sequencing and coordination conditions;

b)	All operational teams are considered to have been given the same training and have the same operational performance;

c)	All radio navigation equipment and visual aids are considered to be in operational conditions;

d)	All communication (VHF/telephony) equipment are considered to be in operational conditions;

e)	Operation based on instrument flight rules (IFR) under visual meteorological conditions (VMC);

f)	Average runway occupancy time;

g)	Percentage of use of runway end-points;

h)	Aircraft mix;

i)	Length of the final approach segment;

j)	Minimum regulatory separation between two aircraft;

k)	Design of landing and taxi runways;

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE

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l)	Departure procedures;

m)	Final approach speed; and

n)	One take-off interspersed between two landings.

2.2.	In specific circumstances, depending on demand, the separation in the final approach may be reduced from 05NM to 03NM. For this to happen, the Runway Occupancy Time must be under 50 seconds, which requires direct involvement of the airlines.

3.	Guaranteed Capacities

3.1.	Provided that all the conditioning factors under item 2 are present, the capacity of the runway system guaranteed by the relevant Government Authority will have the following values for the various scenarios:

Year	Operational Design of the Runways System	Separation During Final Approach	Movements per hour
2011	02 dependent runways	05 NM	45
2016	02 independent runways	05 NM	58
2016	02 dependent runways	03 NM	61
2016	02 independent runways	03 NM	67

3.2.	The number of movements per hour is equal to 50% of landing operations and 50% of takeoff operations.

3.3.	Inability to achieve the capacities above when not resulting from a decision or failure to act by the relevant Government Authorities constitutes a risk to the Concessionaire.

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE BRASILIA
INTERNATIONAL AIRPORT

ANNEX 11 TO THE BRASILIA INTERNATIONAL
AIRPORT CONCESSION AGREEMENT

X FACTOR

CONCESSION AGREEMENT TO EXPAND, MAINTAIN AND DEVELOP THE BRASILIA INTERNATIONAL AIRPORT

1.	X Factor

1.1.	The X factor will be established from time to time by ANAC in order to integrate the annual adjustment of airport tariffs to be enforced by the Concessionaire as set forth in Section I of Chapter VI of the Agreement.

1.2.	The X factor will be equal to zero in the first two years of the Concession term, starting on the Effective Date of the Agreement.

1.3.	The X factor related to the period between the third and fifth year (inclusive) should be calculated as follows:

1.3.1.	The X factor applicable during the relevant period will be equal to or greater than zero.

1.3.2.	Calculation of the X factor will be based on a reference value of 2.06%.

1.3.3.	According to the extension of the airport components described below, provided that full operational capacity exists, a percentage reduction of the reference value above must be attributed according to the applicable values by element and by airport.

1.3.4.	Subject to item 1.3.1, the X factor applied during the relevant period will be ascertained before the third adjustment, and will be calculated with the following formula:

X = 2.06 × (1 – (TP + PE))

Where:

TP denotes the percentage reduction due to the extension of the passenger terminal, and

PE means the percentage reduction due to the extension of parking positions.

1.3.5.	In the case of the Brasília Airport, the percentage reduction should be developed as follows:

1.3.5.1.	Extension of the passenger terminal: Once the processing capacity has been increased to 500 outbound domestic passengers and 600 inbound domestic passengers at peak time, a reduction of 6% will be attributed to the reference value outlined in clause 1.3.2 of this Annex for each additional 100 outbound domestic passengers at peak time and 4.5% to each additional 90 inbound domestic passengers at peak times;

1.3.5.2.	Extension of aircraft parking positions: A reduction of 1.67% will be attributed to the reference value outlined in clause 1.3.2 of this Annex for each additional boarding bridge added to the aircraft parking apron and 0.83% per additional remote position;

1.4.	Any dispute, concern or gap must be solved by ANAC.

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